United States
Securities And Exchange Commission
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-8056

MMA Praxis Mutual Funds

(Exact name of registrant as specified in charter)

P.O. Box 483, Goshen, IN 46527

(Address of principal executive offices)	(Zip code)

Anthony Zacharski, Dechert LLP, 200 Clarendon Street, 27th Floor, Boston, MA 02116

(Name and address of agent for service)

Registrant's telephone number, including area code	(513) 878-4066

Date of fiscal year end:	12/31

Date of reporting period:	12/31/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Annual Report

# MMA Praxis Mutual Funds

## Annual Report

**for the year ending December 31, 2009**

MMA®

*Stewardship Solutions*

*Forecast improving*

Table of contents

Table of contents
Message from the President	1
MMA Praxis Stewardship Investing Report	2
MMA Praxis Intermediate Income Fund
Portfolio managers’ letter	5
Performance review	7
Schedule of portfolio investments	9
MMA Praxis Core Stock Fund
Portfolio managers’ letter	19
Performance review	20
Schedule of portfolio investments	22
MMA Praxis Value Index Fund
Portfolio manager’s letter	27
Performance review	28
Schedule of portfolio investments	30
MMA Praxis Growth Index Fund
Portfolio manager’s letter	40
Performance review	41
Schedule of portfolio investments	43
MMA Praxis International Fund
Portfolio manager’s letter	53
Performance review	56
Schedule of portfolio investments	58
MMA Praxis Small Cap Fund
Portfolio manager’s letter	67
Performance review	68
Schedule of portfolio investments	70

Statements of assets and liabilities	75
Statements of operations	79
Statements of changes in net assets	81
Financial highlights	83
Notes to financial statements	95
Report of Independent Registered Public Accounting Firm	112
Additional fund information (unaudited)	113
Management of the Trust (unaudited)	123

Glossary of Terms

Barclay’s Capital Aggregate Bond Index is an unmanaged index composed of the Barclay’s Capital Government/Credit Index and the Barclay’s Capital Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole .

The Morgan Stanley Capital International-Europe, Australia and the Far East Index (MSCI EAFE Index) is a widely recognized unmanaged index composed of a sample of companies representative of the developed markets throughout the world, excluding the United States and Canada.

The Morgan Stanley Capital All Country World Free (ex. U.S.) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the markets of both developed and emerging markets throughout the world, excluding the United States.

Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

Standard & Poor’s 500/Citigroup Value Index (the “S&P 500/Cititgroup Value Index”), is an unmanaged constructed by dividing the stocks in the S&P 500 Index into two categories, growth and value, according to price-to-book ratios.  Prior to December 16, 2005, this index represented the S&P/Barra Value Index.

The FTSE KLD 400 Social Index is a float-adjusted market capitalization-weighted, common stock index of U.S. equities. It is a widely recognized benchmark for measuring the impact of social and environmental screening on portfolios.

MSCI US Prime Market Growth Index represents the growth companies of the MSCI US Prime Market 750 Index. The MSCI US Prime market 750 Index represents the universe of large and medium capitalization companies in the US equity market.

MSCI US Prime Market Value Index represents the value companies of the MSCI US Prime Market 750 Index. The MSCI Prime Market 750 Index represents the universe of large and medium capitalization companies in the U.S. equity market.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. Equity Universe.  It measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Gross Domestic Product (the “GDP”), is the measure of the market value of the goods and services produced by labor and property in the United States.

Consumer Price Index (the “CPI”), is an index of prices used to measure the change in the cost of basic goods and services in comparison with a fixed base period.

Price-to-Earnings Ratio (the “P/E Ratio”), is a valuation ratio of a company's current share price compared to its per-share earnings.

SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price to-book ratio, and three-year sales-per share growth value, compared to the S&P 500 Index.

The above indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index, although they can invest in the underlying securities.

Message from the President

Message from the President

One year ago, we were looking back on a 12-month period that was extremely difficult for investors. Today, while there is still a sense of uncertainty about the future, the economic climate in the United States and internationally seems to be improving.

The domestic equity markets performed well in 2009, predicting the current economic recovery. Earlier readings of leading economic indicators were confirmed by a 5.9 percent growth rate during the fourth quarter, but unemployment remains high. In spite of the negatives, we are pleased with progress that is being made.

Domestic equities, as measured by the Standard & Poor’s 500 Index, rose by 26.47 percent for the one-year period ending Dec. 31, 2009. The MMA Praxis Core Stock Class A Share (NAV) outperformed its benchmark and rose 29 percent. Over the same period the Class A Share (NAV) of the MMA Praxis Value Index Fund rose by 22.64 percent and the MMA Praxis Growth Index Fund rose by 34.38 percent. The Class A Share (NAV) of the MMA Praxis Small Cap Fund rose by 29.73 percent.

The international equity benchmark MSCI EAFE Index was up by 32.46 percent for the one-year period ending Dec. 31, 2009. The MMA Praxis International Class A Share (NAV) underperformed its benchmark over the one year period and was up a disappointing 14.75 percent. The majority of the Fund's shortfall relative to its benchmark occurred during the first few weeks of the global equity rally that began in early March.  At that time, the fund owned financially sound companies in an effort to preserve capital, during what was expected to be an extended difficult period. Instead, sentiment shifted quickly to a positive trend and investors favored the riskiest stocks over more stable companies during March and April. The sub-advisor for this Fund, Evergreen Investments, provides additional commentary in the section devoted to reports from the portfolio managers.

We are pleased to report that the MMA Praxis Intermediate Income Fund continued to outperform its benchmark, the Barclays Capital Aggregate Bond Index. The Class A Share (NAV) posted a gain of 10.49 percent for the year, against a benchmark return of 5.93 percent. The 3-year annualized returns were 6.45 percent and 5-year annualized returns were 4.94 percent. We are grateful for the stewardship of this fund led by investment co-managers, Delmar King and Benjamin Bailey of MMA Capital Management.

In the following pages you will find portfolio managers’ letters and performance review for each of the Funds. Please read them for further expansion and explanation of the events of 2009.

Thank you for being an investor with MMA Praxis Mutual Funds. As a faith-based mutual fund family, we remain committed to being stewards of the resources you entrust to us, and we are grateful for your confidence.

Sincerely,
David C. Gautsche
President
MMA Praxis Mutual Funds

MMA Praxis Stewardship Investing Report

MMA Praxis Stewardship Investing Report

New shareholder advocacy themes bring opportunities and challenges
MMA Praxis added two new themes to help focus its shareholder advocacy efforts for the years ahead. These themes – while not excluding other important, emerging issues – help staff focus energy and build relationships to bring impact to our shareholder advocacy efforts.

Modern slavery
In response to growing concerns about human trafficking and its presence in business supply chains, MMA Praxis will focus on several aspects of this issue in partnership with other faith-based institutional investors.

The following issue areas will provide MMA Praxis with opportunities for corporate engagement on this topic in the coming year:

•    Extractive industries in the Democratic Republic of Congo (DRC)
•    Cotton in Uzbekistan
•    Cocoa production in west Africa
•    Pig-iron production in South America
•    International sex trafficking
•    Forced labor in auto supply chain
•    Awareness of human trafficking (modern slavery) among health care providers

Food/Water safety and security
Concerns related to food touch all our lives deeply and personally. Food shapes people’s sense of dignity; its scarcity can breed conflict and violence; its distribution raises issues of justice; it can threaten communities and individuals; and, it impacts environmental sustainability – all these concerns are part of MMA Praxis’ stewardship investing core values.

Water is fast becoming the planet’s most precious, limited resource. Unsustainable practices are not only a threat to safety of consumers and the environment, but a threat to the company’s image and long-term profitability.

MMA Praxis has been working with some food companies for more than a year and seeks to address concerns while encouraging them on a more sustainable path. Areas we plan to address include:

•    Reduction of waste, energy, and water use throughout supply chains.
•    Instituting conservation and pollution prevention measures for the full product life-cycle.
•    Labeling products for country of origin.
•    Safety testing and systems to ensure identity preservation and traceability “from farm to fork.”
•    Pesticide use reduction by potato farmers.
•    Reductions in antibiotic use in large-scale farming operations.

Shareholders pursue DRC conflict minerals
MMA Praxis has joined with other investors in signing a shareholder letter stating opposition toward the ongoing conflict in the Democratic Republic of the Congo over “conflict minerals.”

Armed groups control a significant number of the mines in the eastern Congo, and the minerals reaped from these mines are a major source of income for them. These conflict minerals end up in refined electronics goods such as laptops, video game consoles, mobile phones, and equipment in medical devices and automobiles. This investor statement urges companies to take action to ensure their products are free of conflict minerals originating in the DRC.

To do their part to stop the continuing violence, investors recommend that companies take immediate and decisive action to:

•	Make a public statement condemning the use of mineral revenue to fuel the ongoing conflict in the DRC and explain the steps the company is taking to address the issue;

•	Develop policies and procedures to identify where the raw metals in their products originate from and ensure conflict minerals are not entering into their supply chain;

•	Work with suppliers throughout their entire supply chain to ensure internal policies on sourcing conflict minerals are being adhered to;

•
Work with non-governmental organizations, industry associations, investors and other stakeholders to support various corporate social responsibility, legislative, and diplomatic strategies that will help end the exchange of minerals from the DRC that finance the ongoing conflict.

Safer alternatives sought for natural gas development
As part of its creation care advocacy, MMA Praxis co-filed a shareholder resolution at EOG Resources calling for a report on the environmental impact of its hydraulic fracturing operations and potential policies for the company to adopt – above and beyond regulatory requirements – to reduce or eliminate hazards to air, water, and soil quality from fracturing.

EOG Resources is a major natural gas company and has significant gas reserves that require unconventional production techniques to recover, i.e., hydraulic fracturing, which injects a mix of water, chemicals and particles underground to create fractures through which gas can flow for collection. Fracturing operations potentially increase incidents of toxic spills from waste water ponds, impact to local water quantity and quality, and degradation of air quality.

MMA Praxis believes hydraulic drilling activities increase the potential for reputational damage and vulnerability to litigation, and weak and uneven regulatory controls necessitate that companies go above and beyond regulatory requirements to reduce environmental hazards and protect their own long-term interests.

MMA Praxis and the other filers believe the policies explored should include, among other things, the use of less toxic fracturing fluids, recycling or reuse of waste fluids, and other structural or procedural strategies to reduce fracturing hazards.

MMA Praxis Intermediate Income Fund invests in World Bank Green Bonds
As a reflection of environmental stewardship, MMA Praxis strives to care for God’s creation through investment activities. The MMA Praxis Intermediate Income Fund has shown this commitment by making a $2 million purchase in World Bank Green Bonds. Green Bonds were recently launched by the World Bank to connect capital markets to climate change-related initiatives. The World Bank is a global development cooperative owned by 186 member countries whose goal is to help overcome poverty and improve standards of living for people worldwide.

Green Bonds support World Bank projects that meet specific criteria for development activities that help lower global carbon emissions.

Community Development Investing—more important than ever
With the deepest recession since the Great Depression still impacting lives, the significance of community development financial institutions is clear—providing access to capital at fair terms and in the client’s best interest, to individuals/organizations that most mainstream financial services firms pass by.

Through MMA Community Development Investments (MMA CDI), MMA Praxis Mutual Funds, has invested more than $7 million in community development financial institutions across the United States and around the world. And while the economic downturn has posed significant challenges for these institutions, MMA CDI has yet to experience a loss of interest or principal from these investments.

One empowering story of the ongoing need and opportunity is the continued growth of The Isaiah Funds, the nation’s first interfaith partnership for disaster recovery investing.  Founded by MMA CDI and five other faith-based investor organizations, the Isaiah Funds is dedicated to investing in communities devastated by disaster.  Beginning with a focus on the Gulf Coast in the wake of hurricanes Katrina and Rita, the Isaiah Funds raised over $5 million to support rebuilding by local communities. The Fund’s first investment of $500,000 helped launch the construction of a significant housing project in the Central City region of New Orleans called The Muses. Now well into construction, The Muses will provide more than150 affordable housing units—nearly 60 percent designated for low-income families—strategically poised between the historically black, Central City community and the historically white, wealthy St. Charles Avenue neighborhood. It is hoped that The Muses will not only provide much needed housing, but also lay the foundations for economic growth as well.

Mark Regier
Director of Stewardship Investing

MMA Praxis Intermediate Income Fund

MMA Praxis Intermediate Income Fund

Annual report to shareholders
Portfolio managers’ letter

Returns for the MMA Praxis Intermediate Income Fund were the best ever relative to the Fund’s benchmark, the Barclays Capital Aggregate Index. For the year, the total return for A shares (NAV) was 10.49 percent. This compared very favorably with the benchmark return of 5.93 percent. For the fourth quarter, the return was .34 percent (A shares NAV) versus .20 percent for the Barclay’s Capital Aggregate Index.

There were several reasons for this strong performance.  As reported in previous investor letters, earlier in 2009, we aggressively added to the corporate allocation of the portfolio and drew down the mortgage weight. This helped substantially given the very strong 18.68 percent return for Corporate holdings versus the 5.89 percent return from mortgages.

Another overweighted sector was commercial mortgage backed securities (CMBS). CMBS returned 28.45 percent for 2009. The heavy weights in Corporate and CMBS relative to the benchmark accounted for a substantial portion of the excess return.

The other large positive factor that helped the Fund’s returns was the lack of Treasury securities.  Since the Funds avoid Treasuries and substitutes Agencies for them, the return advantage of Agencies, which was 1.95 percent versus the Treasury returns of -3.57 percent, helped overall.

The three overweight areas discussed above were the drivers of the Fund’s outperformance.  Beyond that there were other small positives, but their impacts were dwarfed by the relative performance of agencies, CMBS, and Corporate.

Outlook
2010 will be a very different year from 2009. First, we believe the opportunities ahead are very modest compared with 2009. There are economic uncertainties that will be central to how investment grade bonds perform. Among these are the strength of the recovery, the impact of the Federal Reserve withdrawal from its asset acquisition program, possible international imports from sovereign debt problems, and possible state and local solvency issues.

Our outlook for 2010 is for an economic recovery that is well below historical norms. We expect the recovery will be more like the early 1990 and early 2000 experiences. There are severe constraints on the rate of recovery. Among these are tight credit for small businesses, a continued drag from housing and probably further house price declines, a smaller manufacturing sector, drags from tax increases and budget cuts by state and local governments, and commercial real estate problems.

Our current thinking is that the recovery will be strong enough that interest rates will rise moderately. The heavy financing by the federal government will put some upward pressure on rates. Offsetting that will be very low inflation and limited private credit demand as businesses build cash and reduce debt with consumers responding similarly.

We still believe that credit has some room to perform better. This reflects strong corporate cash flows and restrained business capital spending. CMBS valuations on a risk-adjusted basis are attractive as well on the highest rated tranches. Selected municipal bonds look interesting. On the other hand, mortgage-backed securities appear expensive and potentially risky when the Fed stops buying.

We believe there are still opportunities in bonds, but 2010 looks like it will possibly be more like a normal bond year in many ways.

Our final comment is about inflation. There is widespread concern about inflation as a result of the large deficit spending and aggressive monetary policy of the government. This combination of government borrowing and easy money policies would be highly inflationary if the economy were operating anywhere near capacity, but we believe that the economy is far below potential.

Even if real growth averages 4 percent over the next few years and assuming long-term potential growth is 2.6 percent (a rate that is in line with historical trends), some leading economists suggest it will take almost seven years to get back to full employment. This suggests that unemployment and sluggish growth will be the biggest concern for 2010 and possibly longer.

This does not mean we are ignoring the potential for inflation risks. As long as deficits require foreign financing and absorb a large percentage of domestic savings there is ample reason to be mindful of inflation risks.

Delmar King
MMA Praxis Intermediate Income Fund
Co-fund Manager

Benjamin J. Bailey, CFA®
MMA Praxis Intermediate Income Fund
Co-fund Manager

Performance review

MMA Praxis Intermediate Income Fund
Performance review

Average annual total returns as of 12/31/09

	Inception					Expense Ratio**
	Date	1 Year	3 Year	5 Year	10 Year	Gross	Net
Class A (No Load)	5/12/99	10.49%	6.45%	4.94%	5.57%	1.21%	0.93%
Class A*	5/12/99	6.40%	5.09%	4.14%	5.16%

Class I	5/1/06	10.79%	6.72%	5.12%	5.65%	0.64%	0.64%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher.  The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.  These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 3.75%.

Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 1/4/94 and has been adjusted to reflect differences in sales charges and expenses between the classes.  The Class B Shares were exchanged into Class A Shares on August 17, 2009.

The total return set forth reflects certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party.  In such instances, and without this activity, total return would have been lower.

**
Reflects the expense ratios as reported in the Prospectus dated May 1, 2009.  Contractual fee waivers are in effect from May 1, 2009 through April 30, 2010 for Class A.  Voluntary fee waivers were in effect through December 31, 2009 for Class I.

MMA Praxis Intermediate Income Fund
Performance review

Growth of $10,000 investment 12/31/99 to 12/31/09

This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Income Fund from 12/31/99 to 12/31/09, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher.  The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.  These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party.  In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 3.75%.

Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 1/4/94 and has been adjusted to reflect differences in sales charges and expenses between the classes.  The Class B Shares were exchanged into Class A Shares on August 17, 2009.

[1]
Barclay's Capital Aggregate Bond Index is an unmanaged index composed of the Barclay's Capital Government/Credit Index and the Barclay's Capital Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The above indices are for illustrative purposes only and the Barclay's Capital Aggregate Bond Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.  The Fund's performance reflects the deduction of these value-added services.  An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments
December 31, 2009

	PRINCIPAL
	AMOUNT	VALUE
ASSET BACKED SECURITIES—0.2%
Discover Card Master Trust, 5.10%, 10/15/13	$500,000	$523,147
Residential Funding Mortgage Securities II, Inc., 5.53%, 2/25/36	8,752	8,680
TOTAL ASSET BACKED SECURITIES		531,827

COLLATERALIZED MORTGAGE OBLIGATION—0.2%
JPMorgan Mortgage Trust, 4.50%, 9/25/34	381,998	367,356

COMMERCIAL MORTGAGE BACKED SECURITIES—8.4%
Banc of America Commercial Mortgage, Inc., 5.12%, 7/11/43	500,000	517,598
Bear Stearns Commercial Mortgage Securities, 4.95%, 2/11/41	268,910	270,136
Bear Stearns Commercial Mortgage Securities, 5.12%, 2/11/41+	1,000,000	978,605
Bear Stearns Commercial Mortgage Securities, 4.67%, 6/11/41	1,000,000	956,604
Bear Stearns Commercial Mortgage Securities, 5.54%, 9/11/41	2,000,000	1,947,880
Bear Stearns Commercial Mortgage Securities, 4.52%, 11/11/41	500,000	496,031
Bear Stearns Commercial Mortgage Securities, 4.56%, 2/13/42+	979,347	978,637
Bear Stearns Commercial Mortgage Securities, 5.74%, 9/11/42+	1,000,000	963,096
Bear Stearns Commercial Mortgage Securities, 5.13%, 10/12/42+	1,125,000	1,131,422
Bear Stearns Commercial Mortgage Securities, 5.61%, 6/11/50	1,000,000	1,014,258
Chase Commercial Mortgage Securities Corp., 7.32%, 10/15/32	851,811	872,280
First Union National Bank Commercial Mortgage, 6.22%, 12/12/33	500,000	523,540
GE Capital Commercial Mortgage Corp., 6.53%, 5/15/33	850,000	882,694
GMAC Commercial Mortgage Securities, Inc., 6.47%, 4/15/34	933,369	966,958
Heller Financial Commercial Mortgage Asset, 7.75%, 1/17/34	427	426
JPMorgan Chase Commercial Mortgage Securities Corp., 4.90%, 10/15/42	1,000,000	945,267
JPMorgan Chase Commercial Mortgage Securities Corp., 4.92%, 10/15/42+	1,000,000	961,432
JPMorgan Chase Commercial Mortgage Securities Corp., 5.40%, 5/15/45	2,000,000	1,857,949
JPMorgan Chase Commercial Mortgage Securities Corp., 4.63%, 3/15/46	644,843	644,270
Morgan Stanley Capital, 4.83%, 6/12/47	1,000,000	998,732
Morgan Stanley Capital I, 5.81%, 8/12/41+	1,000,000	1,007,672
Morgan Stanley Capital I, 5.01%, 1/14/42	1,000,000	1,006,832
Morgan Stanley Dean Witter Capital I, 5.93%, 12/15/35	1,225,000	1,268,872
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES		21,191,191

FOREIGN BONDS—0.8%
Province of Ontario, Canada, 4.10%, 6/16/14	1,000,000	1,043,615
Republic of Austria, 2.00%, 11/15/12(a)	1,000,000	1,010,000
TOTAL FOREIGN BONDS		2,053,615

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2009

	PRINCIPAL
	AMOUNT	VALUE
MUNICIPAL BONDS—1.9%
Cincinnati Ohio Water System Rev., 6.46%, 12/01/34	$600,000	$602,748
Houston Independent School District, 6.17%, 2/15/34	1,000,000	991,240
Indianapolis Public School Multi-School Building, 5.73%, 7/15/29	1,500,000	1,398,570
LL&P Wind Energy, Inc. (XLCA), 5.73%, 12/01/17(a)	1,000,000	958,660
Wisconsin State Transportation Rev., 5.84%, 7/01/30	800,000	767,552
TOTAL MUNICIPAL BONDS		4,718,770

CORPORATE BONDS—42.1%
ADVERTISING—0.4%
Omnicom Group, Inc., 6.25%, 7/15/19	1,000,000	1,078,849

AUTOMOBILE MANUFACTURERS—0.3%
PACCAR, Inc., 6.88%, 2/15/14	760,000	857,325

BIOTECHNOLOGY—0.4%
Amgen, Inc., 5.70%, 2/01/19	500,000	536,176
Biogen Idec, Inc., 6.00%, 3/01/13	500,000	531,049
		1,067,225
BROADCASTING & CABLE TV—1.1%
Comcast Corp., 5.70%, 5/15/18	500,000	525,625
McGraw-Hill Cos., Inc., 5.38%, 11/15/12	1,000,000	1,058,487
Thomson Reuters Corp., 6.20%, 1/05/12	1,200,000	1,291,211
		2,875,323
CAPITAL MARKETS—0.7%
BlackRock, Inc., 2.25%, 12/10/12	665,000	662,089
BlackRock, Inc., 3.50%, 12/10/14	1,000,000	987,442
		1,649,531
COMMERCIAL BANKS—1.8%
American Express Bank FSB, 5.55%, 10/17/12	630,000	673,740
Bank of New York Mellon Corp., 5.13%, 8/27/13	830,000	896,007
State Street Corp., 7.35%, 6/15/26	1,000,000	1,054,797
Wells Fargo & Co., 5.25%, 10/23/12	1,250,000	1,334,468
Wells Fargo & Co., Perpetual Bond, 7.98%, 12/31/49+	500,000	501,250
		4,460,262
COMMERCIAL SERVICES & SUPPLIES—0.6%
GATX Corp., 9.00%, 11/15/13	445,010	491,710
TTX Co., 4.90%, 3/01/15(a)	1,000,000	930,212
		1,421,922
COMMUNICATIONS EQUIPMENT—0.1%
Cisco Systems, Inc., 4.45%, 1/15/20	200,000	196,197

COMPUTERS & PERIPHERALS—0.2%
Dell, Inc., 5.63%, 4/15/14	500,000	544,721

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2009

	PRINCIPAL
	AMOUNT	VALUE
CORPORATE BONDS—42.1%, continued
CONSTRUCTION MATERIALS—0.4%
Martin Marietta Materials, Inc., 6.60%, 4/15/18	$1,000,000	$1,029,375

CONSUMER FINANCE—1.0%
American Honda Finance Corp., 4.63%, 4/02/13(a)	1,500,000	1,541,175
Ford Motor Credit Co. LLC, 7.25%, 10/25/11	1,000,000	1,009,892
		2,551,067
CONTAINERS & PACKAGING—0.2%
Bemis Co., Inc., 5.65%, 8/01/14	500,000	532,192

DIVERSIFIED FINANCIAL SERVICES—4.1%
Allstate Life Global Funding Trusts, 5.38%, 4/30/13	500,000	533,737
Citigroup, Inc., 5.13%, 5/05/14	1,000,000	995,309
Equifax, Inc., 4.45%, 12/01/14	1,110,000	1,115,570
General Electric Capital Corp., 6.15%, 8/07/37	1,000,000	944,324
GMAC, Inc., 6.75%, 12/01/14(a)	600,000	570,000
Goldman Sachs Group, Inc., 6.88%, 1/15/11	500,000	530,213
JPMorgan Chase & Co., 4.75%, 5/01/13	1,000,000	1,055,522
Morgan Stanley, 5.63%, 9/23/19	1,500,000	1,510,965
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	780,000	1,033,559
NYSE Euronext, 4.80%, 6/28/13	1,000,000	1,049,131
Principal Life Global Funding I, 6.25%, 2/15/12(a)	1,000,000	1,050,027
		10,388,357
ELECTRIC UTILITIES—5.3%
AEP Texas North Co., 5.50%, 3/01/13	1,000,000	1,051,741
Atlantic City Electric Co., 7.75%, 11/15/18	500,000	593,726
CenterPoint Energy Houston Electric LLC, 7.00%, 3/01/14	1,000,000	1,138,562
Consumers Energy Co., 6.70%, 9/15/19	625,000	704,588
Idaho Power Co., 4.50%, 3/01/20	500,000	477,660
ITC Holdings Corp., 5.50%, 1/15/20(a)	500,000	487,117
MidAmerican Energy Co., 6.75%, 12/30/31	1,500,000	1,677,564
Niagara Mohawk Power Corp., 4.88%, 8/15/19(a)	500,000	495,741
Pacific Gas & Electric Co., 8.25%, 10/15/18	500,000	610,524
Pennsylvania Electric Co., 5.20%, 4/01/20	500,000	492,441
Portland General Electric Co., 6.10%, 4/15/19	1,100,000	1,215,215
Potomac Electric Power Co., 6.50%, 11/15/37	1,000,000	1,097,380
Puget Sound Energy, Inc., 6.74%, 6/15/18	1,000,000	1,101,246
TransAlta Corp., 4.75%, 1/15/15	500,000	503,481
TransAlta Corp., 6.65%, 5/15/18	500,000	521,303
Vectren Utility Holdings, Inc., 6.63%, 12/01/11	1,000,000	1,049,516
		13,217,805
ELECTRICAL EQUIPMENT—0.6%
Briggs & Stratton Corp., 8.88%, 3/15/11	1,000,000	1,048,750
Thomas & Betts Corp., 5.63%, 11/15/21	500,000	488,778
		1,537,528

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2009

	PRINCIPAL
	AMOUNT	VALUE
CORPORATE BONDS—42.1%, continued
FOOD & STAPLES RETAILING—0.2%
Kroger Co., 7.50%, 1/15/14	$500,000	$570,643
FOOD PRODUCTS—1.0%
Cargill, Inc., 7.50%, 9/01/26(a)	1,250,000	1,401,805
Kellogg Co., 4.25%, 3/06/13	1,000,000	1,048,305
		2,450,110
GAS UTILITIES—1.9%
Indiana Gas Co., Inc., 6.55%, 6/30/28	250,000	233,744
Michigan Consolidated Gas Co., 8.25%, 5/01/14	1,000,000	1,152,276
National Fuel Gas Co., 6.50%, 4/15/18	500,000	519,155
Northern Natural Gas Co., 5.38%, 10/31/12(a)	1,000,000	1,086,650
Sempra Energy, 6.50%, 6/01/16	600,000	650,705
Southern Union Co., 8.25%, 11/15/29	1,050,000	1,172,432
		4,814,962
HEALTH CARE EQUIPMENT & SUPPLIES—0.6%
Beckman Coulter, Inc., 6.00%, 6/01/15	900,000	981,223
Zimmer Holdings, Inc., 4.63%, 11/30/19	500,000	495,461
		1,476,684
HEALTH CARE PROVIDERS & SERVICES—1.4%
Express Scripts, Inc., 6.25%, 6/15/14	550,000	600,121
Howard Hughes Medical Institute, 3.45%, 9/01/14	665,000	673,837
McKesson Corp., 6.50%, 2/15/14	1,000,000	1,106,164
Roche Holdings, Inc., 6.00%, 3/01/19(a)	1,000,000	1,098,851
		3,478,973
HOTELS, RESTAURANTS & LEISURE—0.4%
Yum! Brands, Inc., 8.88%, 4/15/11	1,000,000	1,082,073

HOUSEHOLD DURABLES—0.3%
Stanley Works, 6.15%, 10/01/13	725,000	797,794

INDUSTRIAL CONGLOMERATES—0.8%
Cooper U.S., Inc., 5.45%, 4/01/15	1,000,000	1,078,254
Harsco Corp., 5.75%, 5/15/18	1,000,000	984,312
		2,062,566
INTEGRATED TELECOMMUNICATION SERVICES—1.3%
AT&T, Inc., 4.95%, 1/15/13	1,000,000	1,066,880
Sprint Capital Corp., 7.63%, 1/30/11	1,000,000	1,023,750
Verizon Communications, Inc., 5.50%, 4/01/17	1,000,000	1,055,228
		3,145,858
IT SERVICES—0.4%
Dun & Bradstreet Corp., 6.00%, 4/01/13	1,000,000	1,029,450

LIFE & HEALTH INSURANCE—0.2%
Prudential Financial, Inc., 4.75%, 4/01/14	591,000	591,971

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2009

	PRINCIPAL
	AMOUNT	VALUE
CORPORATE BONDS—42.1%, continued
MULTI-LINE INSURANCE—0.4%
American International Group, Inc., 4.25%, 5/15/13	$500,000	$461,854
Metropolitan Life Global Funding I, 5.13%, 6/10/14(a)	500,000	529,148
		991,002
MULTILINE RETAIL—0.5%
Wal-Mart Stores, Inc., 7.55%, 2/15/30	1,000,000	1,239,056

OFFICE ELECTRONICS—0.4%
Xerox Corp., 6.35%, 5/15/18	1,000,000	1,043,128

OIL, GAS & CONSUMABLE FUELS—3.2%
BP Capital Markets plc, 3.88%, 3/10/15	1,500,000	1,541,121
Conoco, Inc., 6.95%, 4/15/29	1,075,000	1,218,561
Motiva Enterprises LLC, 5.20%, 9/15/12(a)	1,000,000	1,027,540
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.83%, 9/30/16(a)	1,000,000	1,047,210
Shell International Finance BV, 4.00%, 3/21/14	1,000,000	1,043,531
Texas Gas Transmission LLC, 4.60%, 6/01/15	1,000,000	1,012,422
XTO Energy, Inc., 7.50%, 4/15/12	1,000,000	1,115,032
		8,005,417
PERSONAL PRODUCTS—0.9%
Avon Products, Inc., 5.63%, 3/01/14	1,000,000	1,089,898
Johnson & Johnson, 5.95%, 8/15/37	500,000	549,914
Mead Johnson Nutrition Co., 3.50%, 11/01/14(a)	500,000	494,301
		2,134,113
PHARMACEUTICALS—1.1%
Abbott Laboratories, 5.13%, 4/01/19	1,000,000	1,045,968
Merck & Co., Inc., 4.00%, 6/30/15	500,000	521,422
Novartis Capital Corp., 4.13%, 2/10/14	1,250,000	1,313,971
		2,881,361
PROPERTY & CASUALTY INSURANCE—1.4%
Chubb Corp., 6.50%, 5/15/38	500,000	550,606
Fidelity National Title, 7.30%, 8/15/11	1,000,000	1,030,324
Markel Corp., 6.80%, 2/15/13	1,000,000	1,010,660
W.R. Berkley Corp., 5.13%, 9/30/10	1,000,000	1,009,968
		3,601,558
PUBLISHING—0.3%
Washington Post Co., 7.25%, 2/01/19	575,000	631,426

REAL ESTATE INVESTMENT TRUSTS (REITS)—0.5%
Simon Property Group LP, 6.35%, 8/28/12	1,200,000	1,280,921

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.4%
AMB Property LP, 6.13%, 12/01/16	1,000,000	987,488

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2009

	PRINCIPAL
	AMOUNT	VALUE
CORPORATE BONDS—42.1%, continued
ROAD & RAIL—1.1%
Canadian National Railway Co., 4.40%, 3/15/13	$1,000,000	$1,042,487
CSX Transportation, Inc., 8.38%, 10/15/14	480,519	553,639
ERAC USA Finance Co., 5.90%, 11/15/15(a)	1,000,000	1,034,480
		2,630,606
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.9%
Analog Devices, Inc., 5.00%, 7/01/14	500,000	521,596
Applied Materials, Inc., 7.13%, 10/15/17	500,000	559,881
KLA-Tencor Corp., 6.90%, 5/01/18	1,000,000	1,052,141
		2,133,618
SOFT DRINKS—0.4%
Bottling Group LLC, 5.13%, 1/15/19	1,000,000	1,039,157
SPECIALTY RETAIL—0.5%
Home Depot, Inc., 5.25%, 12/16/13	500,000	535,279
Staples, Inc., 9.75%, 1/15/14	500,000	609,225
		1,144,504
SUPRANATIONAL—2.5%
Corporation Andina de Fomento, 5.20%, 5/21/13	1,000,000	1,045,749
Inter-American Development Bank, 3.50%, 7/08/13	1,000,000	1,040,628
Inter-American Development Bank, 3.50%, 3/15/13	1,000,000	1,040,244
International Bank for Reconstruction & Development, 2.00%, 12/04/13	2,000,000	1,965,786
International Finance Facility for Immunisation (IFFIM), 5.00%, 11/14/11(a)	1,000,000	1,063,978
		6,156,385
THRIFTS & MORTGAGE FINANCE—0.4%
Countrywide Financial Corp., 5.80%, 6/07/12	1,000,000	1,061,511

TRUCKING—0.4%
Golden State Petroleum Transport Corp., 8.04%, 2/01/19	895,004	926,651

UTILITIES-OTHER—0.7%
FPL Energy Caithness Funding, 7.65%, 12/31/18(a)	656,213	674,030
Salton Sea Funding Corp., 7.48%, 11/30/18	935,253	998,092
		1,672,122
WATER UTILITIES—0.4%
American Water Capital Corp., 6.09%, 10/15/17	1,000,000	1,044,904

TOTAL CORPORATE BONDS		105,513,691

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2009

	PRINCIPAL
	AMOUNT	VALUE
CORPORATE NOTES—1.0%
DEVELOPMENT AUTHORITIES—1.0%
MMA Community Development Investment, Inc., 1.10%, 12/31/11(b)	$802,500	$802,500
MMA Community Development Investment, Inc., 0.73%, 12/31/12(b)	910,000	910,000
MMA Community Development Investment, Inc., 1.10%, 12/31/13(b)	802,500	802,500
TOTAL CORPORATE NOTES		2,515,000

INTEREST ONLY BONDS—0.1%
FREDDIE MAC REMICS — 0.1%
5.00%, 4/15/29	2,000,000	140,933

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.0%
0.85%, 4/16/27+	6,677,526	133,854
TOTAL INTEREST ONLY BONDS		274,787

U.S. GOVERNMENT AGENCIES—40.2%
FEDERAL FARM CREDIT BANK — 0.9%
4.88%, 12/16/15	2,000,000	2,155,142

FEDERAL HOME LOAN BANK — 3.7%
3.88%, 6/14/13	300,000	317,275
4.13%, 8/13/10	1,000,000	1,021,715
5.00%, 11/17/17	4,000,000	4,326,876
5.00%, 12/10/21	2,625,000	2,766,514
6.63%, 11/15/10	900,000	946,605
		9,378,985
FEDERAL HOME LOAN MORTGAGE CORP. — 12.8%
2.97%, 5/01/34+	496,030	509,924
2.97%, 5/01/34+	235,873	242,484
3.75%, 3/27/19	3,500,000	3,431,473
4.13%, 7/12/10	1,987,000	2,026,468
4.50%, 6/01/18	1,051,095	1,081,434
5.00%, 4/01/19	1,066,275	1,122,386
5.00%, 12/01/21	1,703,544	1,787,333
5.00%, 2/15/32	2,000,000	2,081,621
5.00%, 7/01/35	1,730,461	1,777,868
5.50%, 4/01/22	1,552,891	1,643,352
5.50%, 11/01/33	845,215	889,413
5.50%, 3/01/36	1,143,540	1,202,266
5.50%, 6/01/36	1,461,792	1,531,607
5.50%, 6/01/36	1,738,158	1,824,160
5.50%, 12/01/36	1,707,785	1,792,285
5.50%, 12/01/36	1,687,590	1,771,091

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2009

	PRINCIPAL
	AMOUNT	VALUE
U.S. GOVERNMENT AGENCIES—40.2%, continued
FEDERAL HOME LOAN MORTGAGE CORP. — 12.8%, continued
6.00%, 9/01/17	$701,782	$749,136
6.00%, 4/01/27	1,705,208	1,824,214
6.00%, 6/01/36	1,164,006	1,235,301
6.00%, 8/01/37	1,073,370	1,139,114
6.88%, 9/15/10	1,081,000	1,129,874
7.00%, 2/01/30	326,264	355,866
7.00%, 3/01/31	275,042	299,996
7.50%, 7/01/30	539,875	589,019
		32,037,685
FEDERAL NATIONAL MORTGAGE ASSOCIATION — 15.3%
2.81%, 5/01/34+	366,004	378,545
3.11%, 2/01/34+	373,164	384,689
3.90%, 6/01/33+	131,933	136,257
4.13%, 4/15/14	900,000	957,185
5.00%, 2/13/17	3,000,000	3,256,491
5.00%, 7/01/18	557,208	582,874
5.00%, 9/01/18	742,216	776,403
5.00%, 4/01/25	1,297,144	1,344,958
5.00%, 7/01/25	1,124,787	1,166,248
5.00%, 10/01/25	1,401,621	1,453,286
5.00%, 10/01/35	1,919,746	1,972,039
5.39%, 5/01/37+	1,910,085	2,016,024
5.50%, 6/01/22	1,244,436	1,317,311
5.50%, 11/01/25	370	391
5.50%, 2/01/34	720,530	754,943
5.50%, 1/01/35	1,506,670	1,578,629
5.50%, 10/01/35	2,199,401	2,304,445
5.50%, 11/01/36	1,789,950	1,875,438
6.00%, 10/01/33	389,484	412,853
6.00%, 11/01/34	1,506,554	1,596,947
6.00%, 10/01/35	963,172	1,020,962
6.00%, 6/01/36	970,853	1,029,104
6.63%, 11/15/30	6,750,000	8,112,204
7.00%, 7/01/15	5,091	5,636
7.00%, 11/01/19	43,155	47,954
7.00%, 11/01/19	73,993	82,222
7.25%, 1/15/10	3,450,000	3,459,965
8.50%, 9/01/26	232,254	267,511
		38,291,514

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2009

	PRINCIPAL
	AMOUNT/
	SHARES	VALUE
U.S. GOVERNMENT AGENCIES—40.2%, continued
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 1.2%
4.50%, 1/20/34+	$173,813	$178,452
5.50%, 10/20/38	1,821,498	1,893,587
6.50%, 11/20/38	444,035	466,779
6.75%, 4/15/16	56,398	61,342
7.00%, 12/20/30	88,117	95,605
7.00%, 10/20/31	56,534	61,339
7.00%, 3/20/32	190,045	206,194
		2,963,298
SMALL BUSINESS ADMINISTRATION — 0.2%
0.60%, 2/25/32+	601,140	590,900
1.00%, 9/25/18+	44,615	44,318
		635,218
FDIC GUARANTEED—6.1%
U.S. Central Federal Credit Union, 1.25%, 10/19/11	1,300,000	1,299,645
General Electric Capital Corp., 1.63%, 1/07/11	1,400,000	1,414,706
Citibank NA, 1.75%, 12/28/12	3,000,000	2,973,606
PNC Funding Corp., 1.88%, 6/22/11	650,000	656,616
U.S. Central Federal Credit Union, 1.90%, 10/19/12	2,000,000	1,998,436
Citigroup Funding, Inc., 1.88%, 10/22/12	3,000,000	2,988,666
Citigroup Funding, Inc., 1.88%, 11/15/12	1,330,000	1,326,571
General Electric Capital Corp., 2.20%, 6/08/12	175,000	177,454
JPMorgan Chase & Co., 2.63%, 12/01/10	1,000,000	1,019,658
Regions Bank/Birmingham AL, 3.25%, 12/09/11	1,500,000	1,556,532
		15,411,890
TOTAL U.S. GOVERNMENT AGENCIES		100,873,732

INVESTMENT COMPANY—0.5%
MUTUAL FUND—0.5%
Pax World High Yield Bond Fund	167,685	1,291,177

SHORT TERM INVESTMENT—4.8%
JPMorgan U.S. Government Money Market Fund-Agency Shares	12,025,905	12,025,905

TOTAL INVESTMENTS (Cost* $244,424,173)—100.2%		$251,357,051
Net other assets (liabilities) — (0.2)%		(387,049)
NET ASSETS—100%		$250,970,002

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2009

+	Variable rate security. Rates presented are the rates in effect at December 31, 2009.
(a)
144a security is restricted as to resale to institutional investors. These securities were deemed liquid under guidelines established by the Board of Trustees. At December 31, 2009, these securities were valued at $16,500,925 or 6.6% of net assets.

(b)
Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933.  These securities have been deemed illiquid under guidelines established by the Board of Trustees:

			Acquisition
Security	Yield	Shares	Date
MMA Community Development Investment, Inc.	0.73%	910,000	12/2009
MMA Community Development Investment, Inc.	1.10%	802,500	12/2009
MMA Community Development Investment, Inc.	1.10%	802,500	12/2009

At December 31, 2009, these securities had an aggregate market value of $2,515,000, representing 1.0% of net assets.

*	Represents cost for financial reporting purposes.
plc – Public Liability Company.

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Investments at Value
Corporate Bonds	$—	$105,513,691	$—	$108,811,772
Corporate Notes	—	—	2,515,000	2,515,000
U.S. Government Agencies	—	100,873,732	—	97,575,651
Commercial Mortgage Backed Securities	—	21,191,191	—	21,191,191
Short Term Investment	12,025,905	—	—	12,025,905
Municipal Bonds	—	4,718,770	—	4,718,770
Foreign Bonds	—	2,053,615	—	2,053,615
Investment Company	1,291,177	—	—	1,291,177
Asset Backed Securities	—	531,827	—	531,827
Collateralized Mortgage Obligations	—	367,356	—	367,356
Interest Only Bonds	—	274,787	—	274,787
Total Investments	$13,317,082	$235,524,969	$2,515,000	$251,357,051

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value for each Fund:

Intermediate
Income Fund
Balance as of December 31, 2008	$2,515,000
Proceeds from Sales	(2,515,000)
Purchases	2,515,000
Balance as of December 31, 2009	$2,515,000

See accompanying notes to financial statements.

MMA Praxis Core Stock Fund

MMA Praxis Core Stock Fund
Annual report to shareholders
Portfolio managers’ letter

For the year ended Dec. 31, 2009, the Class A shares of MMA Praxis Core Stock Fund (NAV) returned 29.00 percent, out-performing its benchmark, the Standard & Poor’s 500 Index (Index), which returned 26.47 percent.

Factors affecting the Fund’s performance
Information technology, materials and consumer discretionary were the sectors within the Index that turned in the strongest performance over the year. Telecommunication services and utilities had the weakest performance, although their performance was still positive.

The Fund’s financial companies were the strongest contributors to performance on an absolute basis. The Fund’s relative performance versus the Index benefited as the Fund’s financial companies out-performed the corresponding sector within the Index (up 27 percent versus up 17 percent for the Index). American Express and GAM Holding were among the top contributors to the Fund’s performance during the period. Bank of America, Wells Fargo, NIPPONKOA and Citigroup were among the top detractors from performance. The Fund no longer owns Bank of America, NIPPONKOA or Citigroup.

The Fund’s performance versus the Index received support from strong stock selection in the energy and health care sector. The Fund’s health care sector holdings out-performed the Index’s holdings (up 45 percent versus up 20 percent for the Index) and this factor was the largest contributor to the Fund’s positive relative performance. Schering Plough was a top contributor to performance before merging with Merck. The Fund’s energy sector outperformance (up 33 percent versus up 14 percent for the Index) was the second largest factor for the positive relative performance compared with the Index. EOG Resources and Canadian Natural Resources were among the leading contributors to performance. ConocoPhillips was the top detractor from performance.

Information technology companies were a contributor to performance on an absolute basis, however, when compared with the Index, the Fund suffered from having a lower relative weighting (10 percent versus 18 percent for the Index). Google, Microsoft, and Texas Instruments were among the most important contributors to performance.

The Fund held approximately 12 percent of its assets in foreign companies (including American Depositary Receipts) at Dec. 31, 2009. As a whole these companies outperformed the domestic companies held by the Fund.

Christopher C. Davis
Portfolio Manager and CEO of Davis Advisors

Kenneth C. Feinberg
Portfolio Manager

Performance review

MMA Praxis Core Stock Fund
Performance review

Average annual total returns as of 12/31/09

	Inception					Expense Ratio**
	Date	1 Year	3 Year	5 Year	10 Year	Gross	Net
Class A (No Load)	5/12/99	29.00%	-8.72%	-2.46%	-1.64%	1.56%	1.56%
Class A*	5/12/99	22.19%	-10.34%	-3.52%	-2.17%

Class I	5/1/06	29.35%	-8.40%	-2.20%	-1.51%	1.01%	1.01%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher.  The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.  These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 1/4/94 and has been adjusted to reflect differences in sales charges and expenses between the classes.  The Class B Shares were exchanged into Class A Shares on August 17, 2009.

The total return set forth reflects certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party.  In such instances, and without this activity, total return would have been lower.

**	Reflects the expense ratios as reported in the Prospectus dated May 1, 2009. Voluntary fee waivers were in effect through December 31, 2009 for Class A and Class I.

MMA Praxis Core Stock Fund
Performance review

Growth of $10,000 investment 12/31/99 to 12/31/09

This chart represents historical performance of a hypothetical investment of $10,000 in the Core Stock Fund from 12/31/99 to 12/31/09, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher.  The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.  These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party.  In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 1/4/94 and has been adjusted to reflect differences in sales charges and expenses between the classes.  The Class B Shares were exchanged into Class A Shares on August 17, 2009.

1	The S&P 500 Composite Stock Price Index (the "S&P 500 Index") is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services.  An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis Core Stock Fund
Schedule of portfolio investments
December 31, 2009

	SHARES	VALUE
COMMON STOCKS—96.7%
AIR FREIGHT & LOGISTICS—0.5%
United Parcel Service, Inc., Class B	17,900	$1,026,923

AUTOMOBILES—1.1%
Harley-Davidson, Inc.	83,100	2,094,120

BEVERAGES—0.6%
Coca-Cola Company	19,300	1,100,100

CAPITAL MARKETS—5.5%
Ameriprise Financial, Inc.	40,200	1,560,564
Bank of New York Mellon Corp.	146,600	4,100,402
GAM Holding Ltd. (Switzerland)	81,800	995,565
Goldman Sachs Group, Inc.	7,290	1,230,843
Julius Baer Holding AG (Switzerland)	81,800	2,876,779
		10,764,153
CHEMICALS—0.3%
Potash Corp of Saskatchewan, Inc. (Canada)	4,627	502,029

COMMERCIAL BANKS—4.3%
Wells Fargo & Co.	308,758	8,333,378

COMMERCIAL SERVICES & SUPPLIES—1.5%
Iron Mountain, Inc. (a)	129,600	2,949,696

COMPUTERS & PERIPHERALS—1.6%
Hewlett-Packard Co.	60,250	3,103,477

CONSTRUCTION MATERIALS—1.6%
Martin Marietta Materials, Inc.	22,200	1,984,902
Vulcan Materials Co.	22,300	1,174,541
		3,159,443
CONSUMER FINANCE—4.1%
American Express Co.	194,900	7,897,348

CONTAINERS & PACKAGING—2.1%
Sealed Air Corp.	187,800	4,105,308

DIVERSIFIED CONSUMER SERVICES—0.6%
H&R Block, Inc.	51,750	1,170,585

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
December 31, 2009

	SHARES	VALUE
COMMON STOCKS—96.7%, continued
DIVERSIFIED FINANCIAL SERVICES—3.3%
JPMorgan Chase & Co.	117,400	$4,892,058
Moody's Corp.	54,800	1,468,640
		6,360,698
ELECTRICAL EQUIPMENT—0.4%
ABB Ltd.- ADR (Switzerland)(a)	43,940	839,254

ENERGY EQUIPMENT & SERVICES—0.9%
Transocean Ltd. (Switzerland)(a)	20,055	1,660,554

FOOD & STAPLES RETAILING—9.9%
Costco Wholesale Corp.	244,400	14,461,148
CVS Caremark Corp.	151,122	4,867,640
		19,328,788
FOOD PRODUCTS—0.2%
Hershey Co.	12,500	447,375

HEALTH CARE EQUIPMENT & SUPPLIES—1.2%
Becton Dickinson and Co.	23,600	1,861,096
CareFusion Corp. (a)	19,465	486,820
		2,347,916
HEALTH CARE PROVIDERS & SERVICES—2.3%
Cardinal Health, Inc.	38,930	1,255,103
Express Scripts, Inc. (a)	29,800	2,576,210
Laboratory Corp of America Holdings (a)	6,900	516,396
UnitedHealth Group, Inc.	5,700	173,736
		4,521,445
HOUSEHOLD DURABLES—0.2%
Hunter Douglas NV (Netherlands)	8,300	404,905

HOUSEHOLD PRODUCTS—4.1%
Procter & Gamble Co.	133,200	8,075,916

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.2%
AES Corp. (a)	31,600	420,596

INDUSTRIAL CONGLOMERATES—0.8%
Tyco International Ltd. (Bermuda)	43,890	1,565,995

INSURANCE—11.1%
Berkshire Hathaway, Inc., Class A (a)	90	8,928,000
Hartford Financial Services Group, Inc.	36,600	851,316
Loews Corp.	138,300	5,027,205

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
December 31, 2009

	SHARES	VALUE
COMMON STOCKS—96.7%, continued
INSURANCE—11.1%, continued)
Markel Corp. (a)	525	$178,500
Principal Financial Group, Inc.	15,900	382,236
Progressive Corp. (a)	239,300	4,305,007
Transatlantic Holdings, Inc.	37,743	1,966,788
		21,639,052
INTERNET & CATALOG RETAIL—0.7%
Amazon.com, Inc. (a)	6,720	903,974
Liberty Media Corp. - Interactive, Series A (a)	41,375	448,505
		1,352,479
INTERNET SOFTWARE & SERVICES—4.3%
Google, Inc., Class A (a)	13,460	8,344,931

IT SERVICES—0.3%
Visa, Inc., Class A	6,970	609,596

MACHINERY—0.2%
PACCAR, Inc.	12,810	464,619

MARINE—1.0%
China Shipping Development Co. Ltd., Class H (China)	472,000	709,820
Kuehne + Nagel International AG (Switzerland)	12,000	1,165,837
		1,875,657
MEDIA—4.1%
Comcast Corp. - Special, Class A	77,250	1,236,772
DIRECTV, Class A (a)	33,445	1,115,391
Grupo Televisa SA- ADR (Mexico)	43,600	905,136
Liberty Media Corp. - Starz, Series A (a)	3,344	154,326
News Corp., Class A	208,600	2,855,734
Walt Disney Co.	52,600	1,696,350
		7,963,709
METALS & MINING—1.0%
BHP Billiton plc (United Kingdom)	32,000	1,031,143
Rio Tinto plc (United Kingdom)	17,400	952,742
		1,983,885
OIL, GAS & CONSUMABLE FUELS—10.2%
Canadian Natural Resources Ltd. (Canada)	66,900	4,813,455
ConocoPhillips	13,750	702,212
Devon Energy Corp.	86,700	6,372,450
EOG Resources, Inc.	71,800	6,986,140
OGX Petroleo e Gas Participacoes SA (Brazil)	110,000	1,080,414
		19,954,671

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
December 31, 2009

	SHARES	VALUE
COMMON STOCKS—96.7%, continued
PAPER & FOREST PRODUCTS—1.1%
Sino-Forest Corp.- ADR (Canada)(a)(b)	3,400	$63,004
Sino-Forest Corp., Class A (Canada)(a)	113,860	2,109,869
		2,172,873
PERSONAL PRODUCTS—0.1%
Natura Cosmeticos SA (Brazil)	12,200	254,441

PHARMACEUTICALS—6.4%
Johnson & Johnson	66,100	4,257,501
Merck & Co., Inc.	223,916	8,181,891
		12,439,392
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.3%
Brookfield Asset Management, Inc., Class A (Canada)	43,600	967,048
Hang Lung Group Ltd. (Hong Kong)	313,000	1,560,277
		2,527,325
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.6%
Texas Instruments, Inc.	115,800	3,017,748

SOFTWARE—2.6%
Activision Blizzard, Inc. (a)	81,500	905,465
Microsoft Corp.	135,600	4,134,444
		5,039,909
SPECIALTY RETAIL—2.1%
Bed Bath & Beyond, Inc. (a)	63,500	2,453,005
CarMax, Inc. (a)	63,900	1,549,575
		4,002,580
TRANSPORTATION INFRASTRUCTURE—1.3%
China Merchants Holdings International Co. Ltd. (Hong Kong)	636,175	2,071,790
COSCO Pacific Ltd. (Bermuda)	413,041	528,994
		2,600,784
TOTAL COMMON STOCKS		188,423,653

COMMERCIAL PAPER—3.9%
Three Pillars Funding Corp., 0.30%, 1/04/10(b)	7,575,000	7,574,748

CORPORATE BOND—0.6%
AUTOMOBILES—0.6%
Harley-Davidson, Inc., 15.00, 2/01/14(c)	1,000,000	1,224,015

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
December 31, 2009

	PRINCIPAL
	AMOUNT/
	SHARES	VALUE
CORPORATE NOTES—1.5%
DEVELOPMENT AUTHORITIES—1.5%
MMA Community Development Investment, Inc., 1.10%, 12/31/11(d)+	1,016,000	$1,016,000
MMA Community Development Investment, Inc., 0.73%, 12/31/12(d)+	903,000	903,000
MMA Community Development Investment, Inc., 1.10%, 12/31/13(d)+	1,016,000	1,016,000
TOTAL CORPORATE NOTES		2,935,000

TOTAL INVESTMENTS (Cost* $189,916,692)—102.7%		$200,157,416
Net other assets (liabilities) — (2.7)%		(5,260,318
NET ASSETS—100%		$194,897,098

+	Variable rate security. Rates presented are the rates in effect at December 31, 2009.
(a)	Non-income producing securities.
(b)
144a security is restricted as to resale to institutional investors. These securities were deemed liquid under guidelines established by the Board of Trustees. At December 31, 2009, these securities were valued at $7,637,752 or 3.9% of net assets.

(c)	Security is illiquid. At December 31, 2009, these securities amounted to $1,224,015 or 0.62% of net assets.
(d)
Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933.  These securities have been deemed illiquid under guidelines established by the Board of Trustees:

			Acquisition
Security	Yield	Shares	Date
MMA Community Development Investment, Inc.	0.73%	903,000	12/2009
MMA Community Development Investment, Inc.	1.10%	1,016,000	12/2009
MMA Community Development Investment, Inc.	1.10%	1,016,000	12/2009

At December 31, 2009, these securities had an aggregate market value of $2,935,000, representing 1.5% of net assets.

*	Represents cost for financial reporting purposes.
ADR – American Depositary Receipt.
plc – Public Liability Company.

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$188,423,653	$—	$—	$188,423,653
Commercial Paper	—	7,574,748	—	7,574,748
Corporate Notes	—	—	2,935,000	2,935,000
Corporate Bond	—	1,224,015	—	1,224,015
Total Investments	$188,423,653	$8,798,763	$2,935,000	$200,157,416

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value for each Fund:

Core Stock Fund
Balance as of December 31, 2008	$2,935,000
Proceeds from Sales	(2,935,000)
Purchases	2,935,000
Balance as of December 31, 2009	$2,935,000

See accompanying notes to financial statements.

MMA Praxis Value Index Fund

MMA Praxis Value Index Fund
Annual report to shareholders
Portfolio manager’s letter

The 26.47 percent return of the Standard & Poor’s 500 Index for 2009 will appear to be one of the better return years for the index when viewed in the fullness of history. But even this impressive return masks the 67.8 percent surge in equity prices that began on March 9 and continued unabated through the end of the year. A massive federal stimulus and the gradual realization that their worst fears were unfounded, led investors to bid stock prices higher in anticipation of a future economic recovery.

Early in the rally, the stocks that had fallen the hardest during the great credit crisis of 2008 had the highest returns. But as the year progressed, the benefits of a recovering economy and improving investor sentiment led to a widespread appreciation in prices.  Still, the general level of equity prices remains well below market highs reached in late 2007.

The value style of investing trailed the growth style during the year. Still, the Fund’s A shares (NAV) returned 22.64 percent versus 19.54 percent for its benchmark, the MSCI Prime Market Value Index during the period. The Fund’s outperformance is primarily a result of its overweight to the financial industry that results from tighter screens on other sectors. The financial sector, whose returns lagged significantly in 2008, rebounded with gusto during the rally. The Fund’s positions in major banks, financial services companies, and corresponding underweight positions in major oil companies contributed to its outperformance.

Chad Horning, CFA®
MMA Praxis Value Index Fund Manager

Performance review

MMA Praxis Value Index Fund
Performance review

Average annual total returns as of 12/31/09

	Inception				Since	Expense Ratio**
	Date	1 Year	3 Year	5 Year	Inception	Gross	Net
Class A (No Load)	5/1/01	22.64%	-11.84%	-2.62%	-1.47%	1.27%	1.27%
Class A*	5/1/01	16.23%	-13.41%	-3.66%	-2.08%

Class I	5/1/06	22.82%	-11.63%	-2.45%	-1.44%	0.64%	0.64%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher.  The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.  These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

Class I Share of this Fund was not in existence prior to 5/1/06.  Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 5/1/01 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.

The total return set forth reflects certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party.  In such instances, and without this activity, total return would have been lower.

**	Reflects the expense ratios as reported in the Prospectus dated May 1, 2009. Voluntary fee waivers were in effect through December 31, 2009 for Class A and Class I.

MMA Praxis Value Index Fund
Performance review

Growth of $10,000 investment 5/1/01 to 12/31/09

This chart represents historical performance of a hypothetical investment of $10,000 in the Value Index Fund from 5/1/01 to 12/31/09, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher.  The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.  These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party.  In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

Class I Shares of this Fund were not in existence prior to 5/1/06.  Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Shares since inception of 5/1/01 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.

1
The MSCI US Prime Market Value Index represents the value companies of the MSCI US Prime Market 750 Index.  (The MSCI US Prime Market 750 Index represents the universe of large and medium capitalization companies in the US equity market).  The MSCI US Prime Market Value Index is a subset of the MSCI US Prime Market 750 Index.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services.  An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis Value Index Fund
Schedule of portfolio investments
December 31, 2009

	SHARES	VALUE
COMMON STOCKS—99.0%
AIR FREIGHT & LOGISTICS—0.4%
FedEx Corp.	1,671	$139,445
United Parcel Service, Inc., Class B	2,391	137,172
		276,617
AUTO COMPONENTS—0.1%
Autoliv, Inc.	1,556	67,468

AUTOMOBILES—0.2%
Harley-Davidson, Inc.	4,258	107,302

BEVERAGES—2.0%
Coca-Cola Company	20,438	1,164,966
Pepsi Bottling Group, Inc.	2,761	103,537
		1,268,503
BUILDING PRODUCTS—0.1%
Masco Corp.	6,526	90,124

CAPITAL MARKETS—4.7%
Ameriprise Financial, Inc.	4,047	157,104
Bank of New York Mellon Corp.	19,678	550,394
Goldman Sachs Group, Inc.	7,433	1,254,988
Invesco Ltd.	7,369	173,098
Legg Mason, Inc.	2,963	89,364
Morgan Stanley	18,821	557,102
State Street Corp.	2,832	123,305
		2,905,355
CHEMICALS—1.9%
Air Products & Chemicals, Inc.	2,375	192,518
CF Industries Holdings, Inc.	637	57,827
E.I. du Pont de Nemours & Co.	14,712	495,353
FMC Corp.	861	48,009
International Flavors & Fragrances, Inc.	2,525	103,878
Lubrizol Corp.	1,243	90,677
PPG Industries, Inc.	3,113	182,235
		1,170,497
COMMERCIAL BANKS—5.6%
BB&T Corp.	10,270	260,550
Comerica, Inc.	2,600	76,882
Fifth Third Bancorp	12,540	122,265
First Horizon National Corp. (a)	4,384	58,741
Huntington Bancshares, Inc.	10,533	38,445
KeyCorp	13,700	76,035
M&T Bank Corp.	1,320	88,295
Marshall & Ilsley Corp.	8,570	46,707
PNC Financial Services Group, Inc.	7,186	379,349

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2009

	SHARES	VALUE
COMMON STOCKS—99.0%, continued
COMMERCIAL BANKS—5.6%, continued
Regions Financial Corp.	14,128	$74,737
SunTrust Banks, Inc.	5,395	109,465
U.S. Bancorp	10,771	242,455
Wells Fargo & Co.	68,551	1,850,191
Zions Bancorp.	2,894	37,130
		3,461,247
COMMERCIAL SERVICES & SUPPLIES—0.3%
Avery Dennison Corp.	2,490	90,860
R.R. Donnelley & Sons Co.	3,672	81,776
		172,636
COMMUNICATIONS EQUIPMENT—0.1%
Tellabs, Inc. (a)	9,507	54,000

COMPUTERS & PERIPHERALS—0.2%
Seagate Technology	7,615	138,517

CONSTRUCTION MATERIALS—0.2%
Vulcan Materials Co.	2,061	108,553

CONSUMER FINANCE—0.4%
Discover Financial Services	8,744	128,624
SLM Corp. (a)	9,031	101,780
		230,404
CONTAINERS & PACKAGING—0.2%
Owens-Illinois, Inc. (a)	3,063	100,681

DISTRIBUTORS—0.2%
Genuine Parts Co.	3,890	147,664

DIVERSIFIED CONSUMER SERVICES—0.2%
H&R Block, Inc.	4,703	106,382

DIVERSIFIED FINANCIAL SERVICES—8.5%
Bank of America Corp.	132,569	1,996,489
Citigroup, Inc.	161,214	533,618
JPMorgan Chase & Co.	60,336	2,514,201
Leucadia National Corp. (a)	3,630	86,358
NYSE Euronext	4,404	111,421
		5,242,087
DIVERSIFIED TELECOMMUNICATION SERVICES—7.4%
AT&T, Inc.	92,150	2,582,965
CenturyTel, Inc.	6,311	228,521
Qwest Communications International, Inc.	29,266	123,210

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2009

	SHARES	VALUE
COMMON STOCKS—99.0%, continued
DIVERSIFIED TELECOMMUNICATION SERVICES—7.4%, continued
Verizon Communications, Inc.	46,033	$1,525,073
Windstream Corp.	12,182	133,880
		4,593,649
ELECTRIC UTILITIES—1.1%
FPL Group, Inc.	6,950	367,099
Northeast Utilities	4,607	118,815
Pepco Holdings, Inc.	5,850	98,572
Pinnacle West Capital Corp.	2,837	103,777
		688,263
ELECTRICAL EQUIPMENT—1.2%
Cooper Industries plc, Class A	2,745	117,047
Emerson Electric Co.	11,549	491,988
Rockwell Automation, Inc.	2,683	126,047
		735,082
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.3%
Arrow Electronics, Inc. (a)	2,680	79,355
Corning, Inc.	3,235	62,468
Flextronics International Ltd. (a)	9,429	68,926
		210,749
ENERGY EQUIPMENT & SERVICES—1.2%
ENSCO International plc- ADR	1,066	42,576
Nabors Industries Ltd. (a)	3,702	81,037
Noble Corp.	1,629	66,300
Patterson-UTI Energy, Inc.	2,566	39,388
Pride International, Inc. (a)	3,089	98,570
Transocean Ltd. (a)	4,852	401,746
		729,617
FOOD & STAPLES RETAILING—1.3%
CVS Caremark Corp.	5,927	190,909
Kroger Co.	9,493	194,891
Safeway, Inc.	8,190	174,365
SUPERVALU, Inc.	4,544	57,754
Sysco Corp.	7,786	217,541
		835,460
FOOD PRODUCTS—2.8%
ConAgra Foods, Inc.	8,880	204,684
General Mills, Inc.	2,982	211,155
H.J. Heinz Co.	5,196	222,181
Hormel Foods Corp.	2,640	101,508
Kraft Foods, Inc., Class A	25,161	683,876
McCormick & Co., Inc./MD	4,389	158,575
Sara Lee Corp.	13,500	164,430
		1,746,409

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2009

	SHARES	VALUE
COMMON STOCKS—99.0%, continued
GAS UTILITIES—0.4%
National Fuel Gas Co.	1,408	$70,400
Oneok, Inc.	1,960	87,357
Questar Corp.	1,495	62,147
		219,904
HEALTH CARE EQUIPMENT & SUPPLIES—1.0%
Boston Scientific Corp. (a)	23,812	214,308
CareFusion Corp. (a)	3,250	81,282
Covidien plc	7,347	351,848
		647,438
HEALTH CARE PROVIDERS & SERVICES—3.1%
Aetna, Inc.	6,164	195,399
AmerisourceBergen Corp.	7,408	193,126
Cardinal Health, Inc.	6,500	209,560
CIGNA Corp.	4,545	160,302
Coventry Health Care, Inc. (a)	2,032	49,357
Humana, Inc. (a)	2,757	121,005
Omnicare, Inc.	3,854	93,190
UnitedHealth Group, Inc.	16,452	501,457
WellPoint, Inc. (a)	6,827	397,946
		1,921,342
HOTELS, RESTAURANTS & LEISURE—0.8%
Carnival Corp. (a)	6,173	195,622
Darden Restaurants, Inc.	1,878	65,862
Royal Caribbean Cruises Ltd. (a)	2,635	66,613
Starwood Hotels & Resorts Worldwide, Inc.	3,392	124,045
Wyndham Worldwide Corp.	3,152	63,576
		515,718
HOUSEHOLD DURABLES—0.7%
Black & Decker Corp.	940	60,940
D.R. Horton, Inc.	3,894	42,328
Leggett & Platt, Inc.	3,470	70,788
Lennar Corp., Class A	2,711	34,619
Mohawk Industries, Inc. (a)	1,561	74,304
Newell Rubbermaid, Inc.	4,750	71,297
Whirlpool Corp.	1,307	105,423
		459,699
HOUSEHOLD PRODUCTS—4.9%
Kimberly-Clark Corp.	5,721	364,485
Procter & Gamble Co.	43,566	2,641,406
		3,005,891
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.2%
NRG Energy, Inc. (a)	4,298	101,476

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2009

	SHARES	VALUE
COMMON STOCKS—99.0%, continued
INDUSTRIAL CONGLOMERATES—1.8%
3M Co.	10,245	$846,954
Tyco International Ltd. (a)	7,001	249,796
		1,096,750
INSURANCE—8.2%
ACE Ltd. (a)	6,000	302,400
AFLAC, Inc.	7,219	333,879
Allstate Corp.	8,579	257,713
American International Group, Inc. (a)	1,224	36,696
AON Corp.	5,090	195,151
Assurant, Inc.	2,690	79,301
Axis Capital Holdings Ltd.	3,286	93,355
Chubb Corp.	6,780	333,440
Cincinnati Financial Corp.	3,180	83,443
Everest Re Group Ltd.	1,400	119,952
Fidelity National Financial, Inc., Class A	3,675	49,466
First American Corp.	1,690	55,956
Genworth Financial, Inc., Class A (a)	7,019	79,666
Hartford Financial Services Group, Inc.	5,940	138,164
Lincoln National Corp.	4,865	121,041
Loews Corp.	5,904	214,610
Markel Corp. (a)	219	74,460
Marsh & McLennan Cos., Inc.	10,960	241,997
MetLife, Inc.	12,642	446,895
Principal Financial Group, Inc.	4,754	114,286
Progressive Corp. (a)	10,391	186,934
Prudential Financial, Inc.	7,239	360,213
RenaissanceRe Holdings Ltd.	1,607	85,412
Torchmark Corp.	1,879	82,582
Transatlantic Holdings, Inc.	1,150	59,926
Travelers Cos., Inc.	10,510	524,029
Unum Group	6,228	121,571
White Mountains Insurance Group Ltd.	230	76,512
Willis Group Holdings Ltd.	3,790	99,980
XL Capital Ltd., Class A	5,413	99,220
		5,068,250
INTERNET & CATALOG RETAIL—0.2%
Liberty Media Corp. - Interactive, Series A (a)	9,570	103,739

INTERNET SOFTWARE & SERVICES—0.1%
AOL, Inc. (a)	1,732	40,321

IT SERVICES—0.1%
Fidelity National Information Services, Inc.	3,883	91,018

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2009

	SHARES	VALUE
COMMON STOCKS—99.0%, continued
LEISURE EQUIPMENT & PRODUCTS—0.4%
Hasbro, Inc.	2,627	$84,222
Mattel, Inc.	7,526	150,369
		234,591
LIFE SCIENCES TOOLS & SERVICES—0.5%
Thermo Fisher Scientific, Inc. (a)	6,447	307,457

MACHINERY—1.6%
Cummins, Inc.	1,889	86,629
Deere & Co.	3,896	210,735
Harsco Corp.	1,722	55,500
Illinois Tool Works, Inc.	7,133	342,313
Ingersoll-Rand plc, Series A	5,381	192,317
Stanley Works	1,943	100,084
		987,578
MEDIA—5.8%
CBS Corp., Class B	9,908	139,207
Comcast Corp. - Special, Class A	10,744	172,011
Comcast Corp., Class A	27,988	471,878
DIRECTV, Class A (a)	8,937	298,049
DISH Network Corp., Class A	2,810	58,364
Liberty Media Corp. - Starz, Series A (a)	893	41,212
News Corp., Class A	28,849	394,943
News Corp., Class B	5,034	80,141
Time Warner Cable, Inc.	5,779	239,193
Time Warner, Inc.	19,062	555,467
Viacom, Inc., Class B (a)	4,904	145,796
Virgin Media, Inc.	1,867	31,421
Walt Disney Co.	28,044	904,419
Washington Post Co., Class B	142	62,423
		3,594,524
METALS & MINING—0.8%
Allegheny Technologies, Inc.	899	40,248
Cliffs Natural Resources, Inc.	2,030	93,563
Commercial Metals Co.	1,468	22,974
Nucor Corp.	5,832	272,063
Steel Dynamics, Inc.	2,106	37,318
		466,166
MULTILINE RETAIL—0.4%
J.C. Penney Co., Inc.	2,298	61,150
Macy's, Inc.	7,382	123,722
Sears Holdings Corp. (a)	880	73,436
		258,308

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2009

	SHARES	VALUE
COMMON STOCKS—99.0%, continued
MULTI-UTILITIES—1.8%
Alliant Energy Corp.	3,470	$105,002
CenterPoint Energy, Inc.	8,343	121,057
Consolidated Edison, Inc.	5,600	254,408
DTE Energy Co.	2,550	111,155
MDU Resources Group, Inc.	3,469	81,868
NiSource, Inc.	7,150	109,967
PG&E Corp.	6,970	311,211
		1,094,668
OFFICE ELECTRONICS—0.2%
Xerox Corp.	16,880	142,805

OIL, GAS & CONSUMABLE FUELS—7.1%
Apache Corp.	5,239	540,508
Arch Coal, Inc.	2,100	46,725
Cabot Oil & Gas Corp.	1,057	46,075
Chesapeake Energy Corp.	9,842	254,711
Cimarex Energy Co.	1,489	78,872
ConocoPhillips	22,203	1,133,907
Devon Energy Corp.	6,765	497,228
El Paso Corp.	12,590	123,760
Forest Oil Corp. (a)	1,309	29,125
Hess Corp.	1,933	116,947
Marathon Oil Corp.	10,627	331,775
Murphy Oil Corp.	1,286	69,701
Newfield Exploration Co. (a)	2,306	111,218
Pioneer Natural Resources Co.	2,029	97,737
Spectra Energy Corp.	11,393	233,670
Sunoco, Inc.	2,362	61,648
Valero Energy Corp.	9,260	155,105
Williams Cos., Inc.	9,524	200,766
XTO Energy, Inc.	5,304	246,795
		4,376,273
PAPER & FOREST PRODUCTS—0.3%
International Paper Co.	3,535	94,667
MeadWestvaco Corp.	3,362	96,254
		190,921
PHARMACEUTICALS—7.6%
Bristol-Myers Squibb Co.	29,040	733,260
Eli Lilly & Co.	17,460	623,496
Forest Laboratories, Inc. (a)	4,341	139,389
Johnson & Johnson	22,326	1,438,018
King Pharmaceuticals, Inc. (a)	7,944	97,473
Merck & Co., Inc.	45,068	1,646,785
		4,678,421

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2009

	SHARES	VALUE
COMMON STOCKS—99.0%, continued
PROFESSIONAL SERVICES—0.1%
Manpower, Inc.	1,125	$61,402

REAL ESTATE INVESTMENT TRUSTS (REITS)—3.3%
AMB Property Corp. REIT	2,750	70,263
Annaly Capital Management, Inc. REIT	9,607	166,681
AvalonBay Communities, Inc. REIT	1,702	139,751
Boston Properties, Inc. REIT	2,165	145,207
Duke Realty Corp. REIT	4,136	50,335
Equity Residential REIT	4,980	168,224
Federal Realty Investment Trust REIT	1,074	72,731
HCP, Inc. REIT	4,495	137,277
Host Hotels & Resorts, Inc. REIT (a)	178	2,077
Kimco Realty Corp. REIT	6,550	88,622
Liberty Property Trust REIT	2,156	69,014
Macerich Co. REIT	1,401	50,368
Plum Creek Timber Co., Inc. REIT	3,320	125,363
ProLogis REIT	6,068	83,071
Regency Centers Corp. REIT	1,634	57,288
Simon Property Group, Inc. REIT	3,110	248,165
UDR, Inc. REIT	3,642	59,875
Ventas, Inc. REIT	1,895	82,887
Vornado Realty Trust REIT	2,580	180,452
Weingarten Realty Investors REIT	2,084	41,242
		2,038,893
ROAD & RAIL—1.9%
Burlington Northern Santa Fe Corp.	5,298	522,489
CSX Corp.	6,245	302,820
Norfolk Southern Corp.	6,374	334,125
		1,159,434
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.7%
Analog Devices, Inc.	3,097	97,803
Intel Corp.	56,941	1,161,596
Intersil Corp., Class A	3,100	47,554
Micron Technology, Inc. (a)	5,185	54,754
Texas Instruments, Inc.	5,664	147,604
Xilinx, Inc.	6,467	162,063
		1,671,374
SPECIALTY RETAIL—1.6%
Abercrombie & Fitch Co., Class A	1,579	55,028
Foot Locker, Inc.	3,454	38,478
Gap, Inc.	4,895	102,550
Home Depot, Inc.	23,385	676,528
Limited Brands, Inc.	5,255	101,106
		973,690

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2009

	PRINCIPAL
	AMOUNT/
	SHARES	VALUE
COMMON STOCKS—99.0%, continued
TEXTILES, APPAREL & LUXURY GOODS—0.2%
VF Corp.	1,870	$136,959

THRIFTS & MORTGAGE FINANCE—0.3%
Hudson City Bancorp, Inc.	7,200	98,856
People's United Financial, Inc.	6,864	114,629
		213,485
WIRELESS TELECOMMUNICATION SERVICES—0.3%
Sprint Nextel Corp. (a)	45,732	167,379
Telephone & Data Systems, Inc.	1,172	39,754
		207,133
TOTAL COMMON STOCKS		61,252,894

CORPORATE NOTES—1.2%
DEVELOPMENT AUTHORITIES—1.2%
MMA Community Development Investment, Inc., 1.10%, 12/31/11(b)+	292,500	292,500
MMA Community Development Investment, Inc., 0.73%, 12/31/12(b)+	175,000	175,000
MMA Community Development Investment, Inc., 1.10%, 12/31/13(b)+	292,500	292,500
TOTAL CORPORATE NOTES		760,000

TOTAL INVESTMENTS (Cost* $63,873,291)—100.2%		$62,012,894
Net other assets (liabilities) — (0.2%)		(129,808)
NET ASSETS—100%		$61,883,086

+	Variable rate security. Rates presented are the rates in effect at December 31, 2009.
(a)	Non-income producing securities.
(b)
Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933.  These securities have been deemed illiquid under guidelines established by the Board of Trustees:

			Acquisition
Security	Yield	Shares	Date
MMA Community Development Investment, Inc.	0.73%	175,000	12/2009
MMA Community Development Investment, Inc.	1.10%	292,500	12/2009
MMA Community Development Investment, Inc.	1.10%	292,500	12/2009
At December 31, 2009, these securities had an aggregate market value of $760,000, representing 1.2% of net assets.

*	Represents cost for financial reporting purposes.
ADR – American Depositary Receipt.
plc – Public Liability Company.
REIT – Real Estate Investment Trust.

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2009

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Investments at Value
Common Stocks	$61,252,894	$—	$—	$61,252,894
Corporate Notes	—	—	760,000	760,000
Total Investments	$61,252,894	$—	$760,000	$62,012,894

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value for each Fund:

Value Index Fund
Balance as of December 31, 2008	$760,000
Proceeds from Sales	(760,000)
Purchases	760,000
Balance as of December 31, 2009	$760,000

See accompanying notes to financial statements.

MMA Praxis Growth Index Fund

MMA Praxis Growth Index Fund
Annual report to shareholders
Portfolio manager’s letter

The 26.47 percent return of the Standard & Poor’s 500 Index for 2009 will appear to be one of the better return years for the index when viewed in the fullness of history. But even this impressive return masks the 67.8 percent surge in equity prices that began on March 9 and continued unabated through the end of the year. A massive federal stimulus and the gradual realization that their worst fears were unfounded, led investors to bid stock prices higher in anticipation of a future economic recovery.

Early in the rally, the stocks that had fallen the hardest during the great credit crisis of 2008 had the highest returns. But as the year progressed, the benefits of a recovering economy and improving investor sentiment led to a widespread appreciation in prices.  Still, the general level of equity prices remains well below market highs reached in late 2007.

The growth style of equity investing maintained the lead it had established in the first quarter, beating the value style for the year by a significant margin. The Fund’s A shares (NAV) rose 34.38 percent versus 36.52 percent for its benchmark, the MSCI Prime Market Growth Index. The Fund typically generates returns that closely follow the returns of the benchmark, but screens and resulting sector weights can have an impact. In this period, the minimal cash held by the portfolio was also a hindrance as the opportunity cost of not holding stocks was high.

Chad Horning, CFA®
MMA Praxis Value Index Fund Manager

Performance review

MMA Praxis Growth Index Fund
Performance review

Total returns as of 12/31/09

	Inception		Since	Expense Ratios**
	Date	1 Year	Inception	Gross	Net
Class A (No Load)	5/1/07	34.38%	-4.84%	1.51%	1.04%
Class A*	5/1/07	27.33%	-6.73%
Class I	5/1/07	34.46%	-4.63%	0.73%	0.73%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher.  The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.  These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

The total return set forth reflects certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party.  In such instances, and without this activity, total return would have been lower.

**
Reflects the expense ratios as reported in the Prospectus dated May 1, 2009.  Contractual fee waivers are in effect from May 1, 2009 through April 30, 2010 for Class A.  Voluntary fee waivers were in effect through December 31, 2009 for Class I.

MMA Praxis Growth Index Fund
Performance review

Growth of $10,000 investment 5/1/07 to 12/31/09

This chart represents historical performance of a hypothetical investment of $10,000 in the Growth Index Fund from 5/1/07 to 12/31/09, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher.  The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.  These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party.  In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

1
The MSCI US Prime Market Growth Index represents the growth companies of the MSCI US Prime Market 750 Index.  (The MSCI US Prime Market 750 Index represents the universe of large and medium capitalization companies in the US equity market). The MSCI US Prime Market Growth Index is a subset of the MSCI US Prime Market 750 Index.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services.  An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis Growth Index Fund
Schedule of portfolio investments
December 31, 2009

	SHARES	VALUE
COMMON STOCKS—98.6%
AIR FREIGHT & LOGISTICS—1.3%
CH Robinson Worldwide, Inc.	806	$47,336
Expeditors International of Washington, Inc.	1,026	35,633
FedEx Corp.	954	79,611
United Parcel Service, Inc., Class B	2,174	124,723
		287,303
AIRLINES—0.4%
Delta Air Lines, Inc. (a)	3,819	43,460
Southwest Airlines Co.	3,572	40,828
		84,288
AUTO COMPONENTS—0.4%
Johnson Controls, Inc.	3,221	87,740

BEVERAGES—3.1%
Coca-Cola Company	3,215	183,255
Coca-Cola Enterprises, Inc.	1,623	34,408
Dr. Pepper Snapple Group, Inc.	841	23,800
Hansen Natural Corp. (a)	424	16,282
PepsiCo, Inc.	6,739	409,731
		667,476
BIOTECHNOLOGY—3.6%
Amgen, Inc. (a)	4,515	255,414
Amylin Pharmaceuticals, Inc. (a)	1,582	22,449
Biogen Idec, Inc. (a)	1,145	61,257
Celgene Corp. (a)	2,194	122,162
Cephalon, Inc. (a)	579	36,135
Genzyme Corp. (a)	1,336	65,477
Gilead Sciences, Inc. (a)	3,648	157,885
Myriad Genetics, Inc. (a)	746	19,471
Vertex Pharmaceuticals, Inc. (a)	769	32,952
		773,202
CAPITAL MARKETS—2.0%
Charles Schwab Corp.	4,856	91,390
Eaton Vance Corp.	845	25,697
Franklin Resources, Inc.	827	87,124
Northern Trust Corp.	1,081	56,644
State Street Corp.	1,585	69,011
T. Rowe Price Group, Inc.	1,304	69,438
TD Ameritrade Holding Corp. (a)	1,431	27,733
		427,037
CHEMICALS—1.3%
Celanese Corp. - Series A	786	25,231
Ecolab, Inc.	1,178	52,515
Nalco Holding Co.	1,153	29,413

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
December 31, 2009

	SHARES	VALUE
COMMON STOCKS—98.6%, continued
CHEMICALS—1.3%, continued
Praxair, Inc.	1,396	$112,113
Sigma-Aldrich Corp.	636	32,137
Terra Industries, Inc.	681	21,921
		273,330
COMMERCIAL BANKS—0.6%
U.S. Bancorp	5,695	128,194

COMMERCIAL SERVICES & SUPPLIES—0.2%
Copart, Inc. (a)	479	17,546
Iron Mountain, Inc. (a)	1,338	30,453
Stericycle, Inc. (a)	29	1,600
		49,599
COMMUNICATIONS EQUIPMENT—5.3%
Cisco Systems, Inc. (a)	25,907	620,214
Juniper Networks, Inc. (a)	2,580	68,809
Motorola, Inc. (a)	11,249	87,292
QUALCOMM, Inc.	7,456	344,914
		1,121,229
COMPUTERS & PERIPHERALS—12.6%
Apple, Inc. (a)	4,015	846,603
Dell, Inc. (a)	8,450	121,342
EMC Corp./Massachusetts (a)	9,700	169,459
Hewlett-Packard Co.	10,737	553,063
International Business Machines Corp.	5,853	766,158
NetApp, Inc. (a)	1,842	63,346
SanDisk Corp. (a)	1,307	37,890
Sun Microsystems, Inc. (a)	4,033	37,789
Teradata Corp. (a)	1,028	32,310
Western Digital Corp. (a)	1,115	49,227
		2,677,187
CONSTRUCTION & ENGINEERING—0.4%
Fluor Corp.	972	43,779
Foster Wheeler AG (a)	753	22,168
Quanta Services, Inc. (a)	1,121	23,362
		89,309
CONSTRUCTION MATERIALS—0.1%
Martin Marietta Materials, Inc.	325	29,058

CONSUMER FINANCE—1.4%
American Express Co.	4,938	200,088
Capital One Financial Corp.	2,312	88,642
		288,730

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
December 31, 2009
	SHARES	VALUE
COMMON STOCKS—98.6%, continued
CONTAINERS & PACKAGING—0.3%
Crown Holdings, Inc. (a)	1,105	$28,266
Pactiv Corp. (a)	1,069	25,806
		54,072
DIVERSIFIED CONSUMER SERVICES—0.3%
Apollo Group, Inc., Class A (a)	606	36,711
ITT Educational Services, Inc. (a)	251	24,086
		60,797
DIVERSIFIED FINANCIAL SERVICES—1.3%
Citigroup, Inc.	27,099	89,698
CME Group, Inc., Class A	303	101,793
IntercontinentalExchange, Inc. (a)	326	36,610
Moody's Corp.	1,238	33,178
ASDAQ OMX Group, Inc. (a)	914	18,115
		279,394
ELECTRICAL EQUIPMENT—0.5%
AMETEK, Inc.	629	24,053
First Solar, Inc. (a)	248	33,579
Roper Industries, Inc.	485	25,400
SunPower Corp., Class A (a)	468	11,082
SunPower Corp., Class B (a)	767	16,069
		110,183
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.4%
Corning, Inc.	4,063	78,457

ENERGY EQUIPMENT & SERVICES—1.9%
Cameron International Corp. (a)	1,320	55,176
Diamond Offshore Drilling, Inc.	361	35,530
ENSCO International plc- ADR	485	19,371
FMC Technologies, Inc. (a)	743	42,975
Helmerich & Payne, Inc.	695	27,716
National Oilwell Varco, Inc.	2,049	90,340
Noble Corp.	771	31,380
Smith International, Inc.	1,331	36,163
Weatherford International Ltd. (a)	3,457	61,915
		400,566
FOOD & STAPLES RETAILING—4.4%
Costco Wholesale Corp.	2,033	120,293
CVS Caremark Corp.	4,431	142,722
Walgreen Co.	4,544	166,856
Wal-Mart Stores, Inc.	9,509	508,256
		938,127

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
December 31, 2009
	SHARES	VALUE
COMMON STOCKS—98.6%, continued
FOOD PRODUCTS—1.1%
Dean Foods Co. (a)	1,806	$32,580
General Mills, Inc.	994	70,385
H.J. Heinz Co.	806	34,465
Hershey Co.	1,057	37,830
Kellogg Co.	1,249	66,447
		241,707
GAS UTILITIES—0.2%
EQT Corp.	838	36,805

HEALTH CARE EQUIPMENT & SUPPLIES—4.2%
Baxter International, Inc.	2,521	147,932
Beckman Coulter, Inc.	419	27,419
Becton Dickinson and Co.	906	71,447
C.R. Bard, Inc.	303	23,604
DENTSPLY International, Inc.	722	25,393
Hologic, Inc. (a)	1,902	27,579
Hospira, Inc. (a)	647	32,997
Intuitive Surgical, Inc. (a)	193	58,541
Medtronic, Inc.	5,200	228,696
ResMed, Inc. (a)	488	25,508
St. Jude Medical, Inc. (a)	1,572	57,818
Stryker Corp.	1,470	74,044
Varian Medical Systems, Inc. (a)	682	31,952
Zimmer Holdings, Inc. (a)	1,166	68,922
		901,852
HEALTH CARE PROVIDERS & SERVICES—2.1%
DaVita, Inc. (a)	370	21,734
Express Scripts, Inc. (a)	1,245	107,630
Henry Schein, Inc. (a)	571	30,035
Laboratory Corp of America Holdings (a)	346	25,895
McKesson Corp.	1,403	87,687
Medco Health Solutions, Inc. (a)	2,276	145,459
Quest Diagnostics, Inc./DE	546	32,967
		451,407
HEALTH CARE TECHNOLOGY—0.3%
Cerner Corp. (a)	456	37,593
IMS Health, Inc.	1,126	23,713
		61,306
HOTELS, RESTAURANTS & LEISURE—2.4%
Marriott International, Inc., Class A	1,846	50,303
McDonald's Corp.	4,808	300,212
Starbucks Corp. (a)	3,619	83,454
Yum! Brands, Inc.	2,282	79,802
		513,771

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
December 31, 2009
	SHARES	VALUE
COMMON STOCKS—98.6%, continued
HOUSEHOLD DURABLES—0.2%
NVR, Inc. (a)	35	$24,875
Toll Brothers, Inc. (a)	965	18,152
		43,027
HOUSEHOLD PRODUCTS—1.4%
Clorox Co.	573	34,953
Colgate-Palmolive Co.	2,202	180,894
Energizer Holdings, Inc. (a)	479	29,353
Kimberly-Clark Corp.	666	42,431
		287,631
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.2%
AES Corp. (a)	3,402	45,281

INSURANCE—0.9%
Berkshire Hathaway, Inc., Class B (a)	51	167,586
Brown & Brown, Inc.	935	16,802
		184,388
INTERNET & CATALOG RETAIL—1.3%
Amazon.com, Inc. (a)	1,587	213,483
Expedia, Inc. (a)	1,063	27,330
priceline.com, Inc. (a)	195	42,607
		283,420
INTERNET SOFTWARE & SERVICES—4.6%
Akamai Technologies, Inc. (a)	1,115	28,243
eBay, Inc. (a)	5,372	126,457
Google, Inc., Class A (a)	1,089	675,158
VeriSign, Inc. (a)	1,302	31,561
Yahoo!, Inc. (a)	6,417	107,677
		969,096
IT SERVICES—3.6%
Accenture plc, Class A	2,683	111,345
Automatic Data Processing, Inc.	2,293	98,186
Cognizant Technology Solutions Corp., Class A (a)	1,437	65,096
Fiserv, Inc. (a)	785	38,057
Hewitt Associates, Inc., Class A (a)	609	25,736
Mastercard, Inc., Class A	450	115,191
Paychex, Inc.	1,693	51,874
Visa, Inc., Class A	2,166	189,438
Western Union Co.	3,288	61,979
		756,902
LIFE SCIENCES TOOLS & SERVICES—0.8%
Covance, Inc. (a)	508	27,722
Illumina, Inc. (a)	784	24,030
Life Technologies Corp. (a)	1,010	52,752

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
December 31, 2009
	SHARES	VALUE
COMMON STOCKS—98.6%, continued
LIFE SCIENCES TOOLS & SERVICES—0.8%, continued
Millipore Corp. (a)	367	$26,552
Waters Corp. (a)	530	32,839
		163,895
MACHINERY—1.2%
AGCO Corp. (a)	810	26,195
Bucyrus International, Inc.	513	28,918
Deere & Co.	1,119	60,527
Flowserve Corp.	385	36,394
Joy Global, Inc.	650	33,534
PACCAR, Inc.	1,868	67,752
		253,320
MEDIA—1.8%
Cablevision Systems Corp., Class A	1,220	31,500
DIRECTV, Class A (a)	3,641	121,427
Discovery Communications, Inc., Class A (a)	998	30,609
Discovery Communications, Inc., Class C (a)	865	22,940
Interpublic Group of Cos., Inc. (a)	2,138	15,778
Liberty Global, Inc., Series A (a)	1,054	23,093
McGraw-Hill Companies, Inc.	1,627	54,521
Omnicom Group, Inc.	1,634	63,971
Viacom, Inc., Class B (a)	1,013	30,117
		393,956
METALS & MINING—0.8%
Newmont Mining Corp.	2,120	100,297
United States Steel Corp.	885	48,781
Walter Energy, Inc.	339	25,530
		174,608
MULTILINE RETAIL—1.6%
Dollar Tree, Inc. (a)	487	23,522
Family Dollar Stores, Inc.	952	26,494
Kohl's Corp. (a)	1,513	81,596
Nordstrom, Inc.	914	34,348
Target Corp.	3,431	165,958
		331,918
OIL, GAS & CONSUMABLE FUELS—3.6%
Alpha Natural Resources, Inc. (a)	716	31,060
Anadarko Petroleum Corp.	2,292	143,067
Consol Energy, Inc.	1,034	51,493
Denbury Resources, Inc. (a)	1,618	23,946
EOG Resources, Inc.	1,153	112,187
Hess Corp.	988	59,774
Murphy Oil Corp.	695	37,669
Noble Energy, Inc.	834	59,398

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
December 31, 2009
	SHARES	VALUE
COMMON STOCKS—98.6%, continued
OIL, GAS & CONSUMABLE FUELS—3.6%, continued
Petrohawk Energy Corp. (a)	1,464	$35,121
Range Resources Corp.	907	45,214
Southwestern Energy Co. (a)	1,613	77,747
Ultra Petroleum Corp. (a)	741	36,946
XTO Energy, Inc.	964	44,855
		758,477
PAPER & FOREST PRODUCTS—0.4%
International Paper Co.	1,238	33,154
Weyerhaeuser Co.	1,142	49,266
		82,420
PERSONAL PRODUCTS—0.5%
Avon Products, Inc.	2,251	70,907
Estee Lauder Cos., Inc., Class A	650	31,434
		102,341
PHARMACEUTICALS—4.3%
Abbott Laboratories	6,889	371,937
Allergan, Inc./United States	1,505	94,830
Johnson & Johnson	5,979	385,107
Mylan, Inc./PA (a)	1,971	36,326
Perrigo Co.	523	20,836
		909,036
PROFESSIONAL SERVICES—0.3%
Dun & Bradstreet Corp.	117	9,871
FTI Consulting, Inc. (a)	471	22,212
IHS, Inc., Class A (a)	328	17,978
Robert Half International, Inc.	879	23,496
		73,557
REAL ESTATE INVESTMENT TRUSTS (REITS)—0.5%
Host Hotels & Resorts, Inc. REIT (a)	3,752	43,786
Public Storage REIT	371	30,218
Simon Property Group, Inc. REIT	540	43,075
		117,079
ROAD & RAIL—0.1%
J.B. Hunt Transport Services, Inc.	501	16,167

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.4%
Altera Corp.	1,794	40,598
Applied Materials, Inc.	4,932	68,752
Broadcom Corp., Class A (a)	2,456	77,241
Intel Corp.	9,000	183,600
KLA-Tencor Corp.	1,041	37,643
Lam Research Corp. (a)	691	27,094
Marvell Technology Group Ltd. (a)	2,874	59,635

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
December 31, 2009
	SHARES	VALUE
COMMON STOCKS—98.6%, continued
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.4%, continued
MEMC Electronic Materials, Inc. (a)	2,422	$32,988
Micron Technology, Inc. (a)	2,896	30,582
National Semiconductor Corp.	1,720	26,419
NVIDIA Corp. (a)	2,317	43,282
Texas Instruments, Inc.	4,007	104,422
		732,256
SOFTWARE—10.0%
Activision Blizzard, Inc. (a)	3,596	39,952
Adobe Systems, Inc. (a)	2,601	95,665
Autodesk, Inc. (a)	1,234	31,356
BMC Software, Inc. (a)	962	38,576
CA, Inc.	2,071	46,515
Citrix Systems, Inc. (a)	751	31,249
Electronic Arts, Inc. (a)	2,092	37,133
Intuit, Inc. (a)	1,347	41,366
McAfee, Inc. (a)	846	34,322
Microsoft Corp.	35,893	1,094,378
Nuance Communications, Inc. (a)	1,773	27,552
Oracle Corp.	18,124	444,763
Red Hat, Inc. (a)	1,160	35,844
Salesforce.com, Inc. (a)	664	48,983
Symantec Corp. (a)	3,953	70,719
		2,118,373
SPECIALTY RETAIL—2.9%
AutoZone, Inc. (a)	169	26,714
Bed Bath & Beyond, Inc. (a)	1,359	52,498
Best Buy Co., Inc.	1,781	70,278
CarMax, Inc. (a)	1,462	35,454
GameStop Corp., Class A (a)	1,014	22,247
Lowe's Cos., Inc.	7,014	164,057
O'Reilly Automotive, Inc. (a)	724	27,599
PetSmart, Inc.	1,009	26,930
Ross Stores, Inc.	752	32,118
Staples, Inc.	3,352	82,426
TJX Cos., Inc.	2,035	74,379
		614,700
TEXTILES, APPAREL & LUXURY GOODS—0.9%
Coach, Inc.	1,504	54,941
NIKE, Inc., Class B	1,710	112,980
Polo Ralph Lauren Corp.	368	29,800
		197,721

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
December 31, 2009
	PRINCIPAL
	AMOUNT/
	SHARES	VALUE
COMMON STOCKS—98.6%, continued
TRADING COMPANIES & DISTRIBUTORS—0.3%
Fastenal Co.	853	$35,519
W.W. Grainger, Inc.	322	31,179
		66,698
WIRELESS TELECOMMUNICATION SERVICES—0.9%
American Tower Corp., Class A (a)	1,893	81,796
Crown Castle International Corp. (a)	1,644	64,182
MetroPCS Communications, Inc. (a)	2,514	19,182
NII Holdings, Inc. (a)	998	33,513
		198,673
TOTAL COMMON STOCKS		20,987,066

CORPORATE NOTES—0.9%
DEVELOPMENT AUTHORITIES—0.9%
MMA Community Development Investment, Inc., 1.32%, 12/31/10(b)+	155,000	155,000
MMA Community Development Investment, Inc., 0.88%, 12/31/10(b)+	35,000	35,000
TOTAL CORPORATE NOTES		190,000

TOTAL INVESTMENTS (Cost* $21,101,274)—99.5%		$21,177,066
Net other assets (liabilities) — 0.5%		106,659
NET ASSETS—100%		$21,283,725

+	Variable rate security. Rates presented are the rates in effect at December 31, 2009.
(a)	Non-income producing securities.
(b)
Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933.  These securities have been deemed illiquid under guidelines established by the Board of Trustees:

			Acquisition
Security	Yield	Shares	Date
MMA Community Development Investment, Inc.	0.88%	155,000	12/2009
MMA Community Development Investment, Inc.	1.32%	35,000	12/2009

At December 31, 2009, these securities had an aggregate market value of $190,000, representing 0.9% of net assets.

*	Represents cost for financial reporting purposes.
ADR – American Depositary Receipt.
plc – Public Liability Company.
REIT – Real Estate Investment Trust.

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
December 31, 2009

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$20,987,066	$—	$—	$20,987,066
Corporate Notes	—	—	190,000	190,000
Total Investments	$20,987,066	$—	$190,000	$21,177,066

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value for each Fund:

Growth Index Fund
Balance as of December 31, 2008	$190,000
Proceeds from Sales	(190,000)
Purchases	190,000
Balance as of December 31, 2009	$190,000

See accompanying notes to financial statements.

MMA Praxis International Fund

MMA Praxis International Fund
Annual report to shareholders
Portfolio manager’s letter

MMA Praxis International Equity Strategy Review 2009
Last year, we described the declines of 2008 as exceptional, abnormal, and record breaking in some cases. Twelve months later we can use the same adjectives, but this time from the positive side. Early in the year, global economies continued to stumble, hand-in-hand with equity markets that reflected the weak fundamentals facing most companies, the banking sector in particular. Government actions, both in the United States and overseas, were designed to prevent a total collapse of the banking system globally and avoid the feared slide into a protracted depression.

Suddenly, and contrary to existing fundamentals, equity markets made an abrupt U-turn in early March and headed into a steep, low-quality, momentum rally of historic proportions. This was driven initially in large part by hedge fund managers’ share buying to cover their short positions and to raise capital to meet the growing demand for withdrawals by investors. Slowly, evidence of some improvements in selective industries and regions began to filter out.

International equity markets fared well during the year with the MSCI EAFE index providing a 32.46 percent return over the entire period. From the market bottom the gain was an outstanding 78 percent, a similar level of return that emerging markets produced over the entire year.

Given our emphasis on fundamentals, on high-quality companies, and on our conscious focus on protection of capital, we fared better than the markets over the early months of the year as the downward cycle continued. When the markets changed direction in March, we had little exposure initially to the lower quality companies that provided the steam for the market eruption and, given its scale and pace, we lagged over the period to the end of June. During the second half of the year, performance more closely tracked the benchmark.

Strategy
From the outset of the year, we had maintained our emphasis on companies with stronger balance sheets and higher free cash flow yields, and by early March the portfolio was positioned to withstand the extreme negative fundamentals, both economic and corporate. Major underweights were in the Utilities sector, given the sharp reduction in demand and in pricing power; and Industrials. By the summer of 2009, as we began to see some early signs of improving fundamentals, we moved to some more economically sensitive holdings. By year end we had eliminated the early year overweights in the more defensive areas of Telecom Services, Health Care, and Consumer Staples in favor of increased exposure to Information Technology, Industrials, and Consumer Discretionary. Among the industries and market segments we focused on were automobile companies, which selectively had fallen to very attractive valuation levels, and temporary employment firms, a strong beneficiary of economic recovery. Financials were close to market weight overall but still with meaningful underweight in banks. When viewed from a geographic perspective, the changes in the portfolio structure were more significant with sizeable a reduction in Europe, mainly France and Switzerland, replaced by increased United Kingdom and Canadian exposure.

Contributors to performance
While the portfolio lagged the benchmark index by a wide margin over the year, the vast majority of it was confined to the second quarter. Positive contributions came from our underweight in Utilities. The sector continued to struggle with falling demand for power, resistance from regulators against rate increases, and volatile oil and gas prices. Little change in the bleak environment is anticipated and we are happy with our negligible weight there. Industrials were in line with the overall market, but we benefitted from strong stock performances, the driving force for which was the weight we had built up in the employment companies. This industry is a leading economic indicator as employers tend to add temporary workers at the early stages of a recovery and the improving outlook for employment pushed these companies upward. Our Chinese holdings in IT included Baidu, Inc., which dominates online searches in its home market and SINA Corp., the Chinese online media company and information services provider; both performed strongly. We also had support from Japan Dynamic Random Access Memory (DRAM) producer Elpida Memory, Inc. Geographically, China led all countries in its contribution to overall returns with the Netherlands gaining from the overweight in the number of employment companies centered there.

Detractors from performance
Detractors were led by Financials as a result of our underweight exposure to banks in late March as they ran sharply upwards. We had benefitted from our stance against these holdings as markets weakened. However, we could not reconcile the focus we have on quality and on the protection of capital value with a strategy of chasing price movements. Visibility of earnings was not easy to come by nor was satisfying insights to the real strength or otherwise of many leading banks available to us. Some of the better quality financials, such as insurers Munich Re were shunned by investors seeking the quick risers even though they provided higher levels of security. A similar fate was experienced by many of the leading companies in Telecom Services, a sector that underperformed the market as investors switched their focus elsewhere in an attempt to satisfy their growing risk appetite. In Materials, we suffered from weakness in some of our mining stocks. For example, Agnico-Eagle Mines Ltd. dropped sharply during the last quarter, on its announcement that commissioning issues at three of its new mines would delay its expected production ramp-up in 2010. From a country perspective, Europe led the detractors with Switzerland, Germany, and France to the fore. Across these three markets, the mix of weak performers included telecoms, pharmaceutical companies, and some of the larger Swiss financials.

Portfolio outlook
For the first six months of 2010, we expect to see the cyclical recovery in international markets continue. We believe that central bankers in developed nations will continue to retain an accommodative bias toward fiscal and monetary policy until employment numbers actually improve, versus when they are expected to improve. We also expect that forecasted corporate earnings in 2010 and 2011 will be better than expected. From our point of view, the best way to play the resulting effects of an overly stimulated economy will be to emphasize cyclical growth stocks.

In short, our thesis is that policy-makers are concerned primarily with employment, not solely with inflation, and that this focus has consequences far beyond job creation. Employment is at a low point, and in the United States, for example, the share of U.S. Gross Domestic Product for which each employee is responsible, is at its highest level on record. We don’t believe that GDP growth can be sustained without a corresponding increase in employment. We are already seeing this in the temporary employment market, with four straight months through November of absolute employment increases in the temporary space, confirmed through our research. But perhaps the best case for increased employment in the near future is the fact that policy makers globally are using employment as their metric for whether to begin withdrawing stimulus from the economy. If they wait to curtail growth until a recovery in employment – a classic lagging indicator – we believe there is a potential for overstimulation of the economy, which would benefit the cyclical growth companies we favor.

The effects of an overheated U.S. economy on world markets could be profound. We anticipate that corporate profits will be up in 2010 and 2011, even without high levels of top-line growth, giving us the opportunity to take advantage of companies that benefit from an uptick in corporate earnings without being tremendously expensive. Because of companies’ ability to modestly improve profits on a reduced cost structure, we believe that growth at a reasonable price companies—those with reasonable growth rates and attractive valuations—could have a good 2010. With the prospect of continued accommodative stances by central governments, corporate earnings should be poised to continue their modest growth on lower breakeven points.

Francis Claró, CFA®
Evergreen Investment Management

Performance review

MMA Praxis International Fund
Performance review

Average annual total returns as of 12/31/09

	Inception					Expense Ratio**
	Date	1 Year	3 Year	5 Year	10 Year	Gross	Net
Class A (No Load)	5/12/99	14.75%	-8.65%	0.56%	-3.20%	1.92%	1.92%
Class A*	5/12/99	8.69%	-10.29%	-0.52%	-3.72%
Class I	5/1/06	15.23%	-8.33%	0.85%	-3.06%	1.32%	1.32%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher.  The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.  These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 4/1/97 and has been adjusted to reflect differences in sales charges and expenses between the classes.  The Class B Shares were exchanged into Class A Shares on August 17, 2009.

The total return set forth reflects certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party.  In such instances, and without this activity, total return would have been lower.

**	Reflects the expense ratios as reported in the Prospectus dated May 1, 2009. Voluntary fee waivers were in effect through December 31, 2009 for Class A and Class I.

MMA Praxis International Fund
Performance review

Growth of $10,000 investment 12/31/99 to 12/31/09

This chart represents historical performance of a hypothetical investment of $10,000 in the International Fund from 12/31/99 to 12/31/09, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher.  The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.  These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party.  In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 4/1/97 and has been adjusted to reflect differences in sales charges and expenses between the classes.  The Class B Shares were exchanged into Class A Shares on August 17, 2009.

1	The MSCI EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the developed markets throughout the world, excluding the United States and Canada.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services.  An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis International Fund
Schedule of portfolio investments
December 31, 2009
	SHARES	VALUE
COMMON STOCKS—99.0%
ARGENTINA—0.6%
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.6%
IRSA Inversiones y Representaciones SA- GDR	61,060	$580,070

AUSTRALIA—3.5%
COMMERCIAL BANKS—0.8%
Commonwealth Bank of Australia	14,917	728,278
DIVERSIFIED FINANCIAL SERVICES—0.6%
ASX Ltd.	17,912	558,438
INSURANCE—1.3%
AMP Ltd.	120,078	725,313
Suncorp-Metway Ltd.	69,251	536,138
		1,261,451
METALS & MINING—0.8%
Newcrest Mining Ltd.	23,498	744,294
		3,292,461
AUSTRIA—0.3%
CONSTRUCTION MATERIALS—0.3%
RHI AG (a)	11,156	258,951

BELGIUM—0.6%
HEALTH CARE TECHNOLOGY—0.6%
AGFA-Gevaert NV (a)	79,453	512,165

BRAZIL—0.6%
COMMERCIAL BANKS—0.6%
Banco Bradesco SA- ADR	23,912	522,956

CANADA—6.7%
CHEMICALS—0.8%
Potash Corp of Saskatchewan, Inc.	7,046	764,491

COMMUNICATIONS EQUIPMENT—0.7%
Research In Motion Ltd. (a)	9,179	619,950

METALS & MINING—0.7%
Agnico-Eagle Mines Ltd.	13,146	709,884

OIL, GAS & CONSUMABLE FUELS—3.4%
Canadian Natural Resources Ltd.	26,650	1,936,606
EnCana Corp.	24,101	786,045
Pacific Rubiales Energy Corp. (a)	28,426	419,928
		3,142,579

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2009
	SHARES	VALUE
COMMON STOCKS—99.0%, continued
CANADA—6.7%, continued
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.1%
Brookfield Asset Management, Inc., Class A	44,627	$989,827
		6,226,731

CAYMAN ISLANDS—3.8%
INTERNET SOFTWARE & SERVICES—2.9%
Netease.com- ADR (a)	11,923	448,424
Sina Corp. (a)	49,154	2,220,778
		2,669,202
SOFTWARE—0.9%
VanceInfo Technologies, Inc.- ADR (a)	46,319	889,788
		3,558,990

FINLAND—0.5%
COMMUNICATIONS EQUIPMENT—0.5%
Nokia OYJ	32,927	425,746

FRANCE—6.7%
BUILDING PRODUCTS—0.8%
Cie de Saint-Gobain	13,878	752,831

COMMERCIAL BANKS—1.9%
BNP Paribas	8,489	673,331
Credit Agricole SA	17,669	310,089
Natixis (a)	52,090	260,103
Societe Generale	7,562	525,408
		1,768,931
DIVERSIFIED TELECOMMUNICATION SERVICES—0.4%
France Telecom SA	15,870	396,564

ENERGY EQUIPMENT & SERVICES—1.0%
Technip SA	12,401	872,493

INSURANCE—0.9%
AXA SA	33,826	794,200

MEDIA—0.5%
Publicis Groupe SA	11,998	487,841

MULTILINE RETAIL—1.0%
PPR	7,880	945,877

OFFICE ELECTRONICS—0.2%
Neopost SA	2,286	188,676
		6,207,413

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2009
	SHARES	VALUE
COMMON STOCKS—99.0%, continued
GERMANY—8.9%
CAPITAL MARKETS—0.3%
Deutsche Bank AG	4,114	$290,901

CHEMICALS—1.5%
BASF SE	16,135	998,607
Lanxess AG	10,037	379,437
		1,378,044
CONSTRUCTION & ENGINEERING—0.3%
Hochtief AG	4,322	329,626

DISTRIBUTORS—0.3%
Kloeckner & Co. SE (a)	12,800	324,430

DIVERSIFIED FINANCIAL SERVICES—1.4%
Deutsche Boerse AG	15,422	1,277,091

FOOD & STAPLES RETAILING—0.3%
Metro AG	4,902	299,379

INSURANCE—1.5%
Allianz SE	5,179	641,989
Muenchener Rueckversicherungs Gesellschaft AG	4,880	760,108
		1,402,097
METALS & MINING—0.5%
Salzgitter AG	4,745	464,956

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.9%
Aixtron AG	9,316	313,085
Infineon Technologies AG (a)	91,655	509,912
		822,997
SOFTWARE—0.3%
SAP AG	5,934	282,893

TEXTILES, APPAREL & LUXURY GOODS—1.6%
Adidas AG	26,839	1,453,747
		8,326,161
GREECE—1.0%
DIVERSIFIED FINANCIAL SERVICES—1.0%
Hellenic Exchanges SA Holding Clearing Settlement and Registry	90,771	941,954

HONG KONG—1.2%
WIRELESS TELECOMMUNICATION SERVICES—1.2%
China Mobile Ltd.- ADR	24,201	1,123,652

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2009

	SHARES	VALUE
COMMON STOCKS—99.0%, continued
ISRAEL—0.3%
PHARMACEUTICALS—0.3%
Teva Pharmaceutical Industries Ltd.- ADR	5,617	$315,563

JAPAN—12.5%
AUTOMOBILES—2.8%
Isuzu Motors Ltd. (a)	836,000	1,570,380
Toyota Motor Corp.	25,300	1,066,673
		2,637,053
BUILDING PRODUCTS—0.4%
Asahi Glass Co. Ltd.	36,000	342,435

CAPITAL MARKETS—0.9%
Nomura Holdings, Inc.	107,100	796,468

CONSUMER FINANCE—0.2%
ORIX Corp.	3,210	218,550

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.2%
Nippon Electric Glass Co. Ltd.	48,000	660,666
TDK Corp.	7,500	458,344
		1,119,010
HOUSEHOLD DURABLES—1.3%
Makita Corp.	35,800	1,229,662

HOUSEHOLD PRODUCTS—0.9%
Unicharm Corp.	8,800	824,967

INSURANCE—0.5%
Sompo Japan Insurance, Inc.	72,600	468,085

INTERNET SOFTWARE & SERVICES—0.5%
Yahoo! Japan Corp.	1,540	463,029

MACHINERY—0.5%
Toshiba Machine Co. Ltd.	117,000	448,585

OFFICE ELECTRONICS—0.5%
Canon, Inc.	10,100	429,638

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.8%
ADVANTEST Corp.	24,000	625,224
Elpida Memory, Inc. (a)	83,800	1,365,770
Tokyo Electron Ltd.	10,300	661,137
		2,652,131
		11,629,613

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2009

	SHARES	VALUE
COMMON STOCKS—99.0%, continued
JERSEY—0.5%
PROFESSIONAL SERVICES—0.5%
Experian plc	46,292	$457,259

MEXICO—0.5%
WIRELESS TELECOMMUNICATION SERVICES—0.5%
America Movil SAB de CV, Series L- ADR	9,386	440,954

NETHERLANDS—8.5%
COMMERCIAL SERVICES & SUPPLIES—0.4%
Brunel International NV	12,271	412,894

FOOD PRODUCTS—1.5%
Unilever NV, CVA	41,592	1,353,687

METALS & MINING—0.5%
New World Resources NV, Class A	56,927	512,699

PROFESSIONAL SERVICES—4.8%
Randstad Holding NV (a)	57,129	2,842,589
USG People NV (a)	87,924	1,590,339
		4,432,928
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.3%
ASML Holding NV	36,036	1,230,335
		7,942,543

NORWAY—0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES—0.5%
Telenor ASA (a)	31,869	445,200

SINGAPORE—0.5%
COMMERCIAL BANKS—0.5%
DBS Group Holdings Ltd.	38,000	413,097

SOUTH KOREA—0.4%
FOOD PRODUCTS—0.4%
Lotte Confectionery Co. Ltd. (a)	341	378,498

SPAIN—2.5%
COMMERCIAL BANKS—0.6%
Banco Santander SA	31,957	528,079

DIVERSIFIED FINANCIAL SERVICES—0.5%
Criteria Caixacorp SA	107,535	509,343

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2009

	SHARES	VALUE
COMMON STOCKS—99.0%, continued
SPAIN—2.5%, continued
DIVERSIFIED TELECOMMUNICATION SERVICES—0.5%
Telefonica SA	16,645	$465,878

SPECIALTY RETAIL—0.9%
Inditex SA	13,850	864,967
		2,368,267
SWEDEN—1.8%
COMMERCIAL BANKS—0.9%
Nordea Bank AB	88,445	896,126

CONSTRUCTION & ENGINEERING—0.4%
Skanska AB, Class B	21,702	368,241

SPECIALTY RETAIL—0.5%
Hennes & Mauritz AB (H&M), Class B	8,138	451,144
		1,715,511
SWITZERLAND—12.9%
CAPITAL MARKETS—1.6%
Credit Suisse Group AG	30,510	1,511,507

ELECTRICAL EQUIPMENT—1.1%
ABB Ltd. (a)	54,297	1,046,267

ENERGY EQUIPMENT & SERVICES—1.1%
Transocean Ltd. (a)	12,695	1,051,146

FOOD PRODUCTS—2.1%
Nestle SA	40,969	1,988,374

INSURANCE—1.0%
Zurich Financial Services AG	4,265	932,430

PHARMACEUTICALS—2.9%
Novartis AG	22,459	1,226,469
Roche Holding AG	8,824	1,509,018
		2,735,487
PROFESSIONAL SERVICES—0.9%
Adecco SA	14,830	818,097

TEXTILES, APPAREL & LUXURY GOODS—2.1%
Swatch Group AG	7,585	1,919,918
		12,003,226

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2009

	SHARES	VALUE
COMMON STOCKS—99.0%, continued
UNITED KINGDOM—23.7%
AIRLINES—0.4%
British Airways plc (a)	110,621	$332,708

CAPITAL MARKETS—1.4%
ICAP plc	42,703	294,525
Man Group plc	213,500	1,053,698
		1,348,223
COMMERCIAL BANKS—4.0%
Barclays plc	280,046	1,234,012
HSBC Holdings plc	189,745	2,164,678
Standard Chartered plc	11,771	297,170
		3,695,860
COMMERCIAL SERVICES & SUPPLIES—0.4%
Savills plc	65,806	338,845

ENERGY EQUIPMENT & SERVICES—0.4%
AMEC plc	29,733	378,813

FOOD PRODUCTS—0.5%
Cadbury plc	35,666	458,580

HOUSEHOLD PRODUCTS—0.5%
Reckitt Benckiser Group plc	8,477	458,861

INDUSTRIAL CONGLOMERATES—0.5%
Cookson Group plc (a)	76,489	517,473

MACHINERY—0.5%
Invensys plc	89,606	431,078

MEDIA—0.6%
WPP plc	60,819	594,828

METALS & MINING—6.8%
Antofagasta plc	82,970	1,319,853
BHP Billiton plc	56,981	1,816,555
Rio Tinto plc	36,008	1,944,318
Xstrata plc (a)	69,950	1,247,635
		6,328,361
MULTILINE RETAIL—0.3%
Next plc	8,613	287,985

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2009

	PRINCIPAL
	AMOUNT/
	SHARES	VALUE
COMMON STOCKS—99.0%, continued
UNITED KINGDOM—23.7%, continued
OIL, GAS & CONSUMABLE FUELS—4.0%
BG Group plc	32,520	$587,191
BP plc	195,040	1,883,342
Royal Dutch Shell plc, Class A	42,134	1,274,985
		3,745,518
PROFESSIONAL SERVICES—1.3%
Hays plc	552,202	923,406
Intertek Group plc	14,064	284,263
		1,207,669
SPECIALTY RETAIL—0.3%
Kingfisher plc	84,872	312,432

TEXTILES, APPAREL & LUXURY GOODS—0.6%
Burberry Group plc	56,242	540,183

TRADING COMPANIES & DISTRIBUTORS—0.8%
Ashtead Group plc	286,441	375,363
Travis Perkins plc (a)	25,668	351,528
		726,891
WIRELESS TELECOMMUNICATION SERVICES—0.5%
Vodafone Group plc	184,685	427,678
		22,131,986
TOTAL COMMON STOCKS		92,218,967

PREFERRED STOCK—2.0%
GERMANY—2.0%
HEALTH CARE EQUIPMENT & SUPPLIES—2.0%
Fresenius SE (Preference)	26,035	1,868,948

INVESTMENT COMPANY—0.5%
EXCHANGE TRADED FUND (ETF)—0.5%
iShares MSCI EAFE Index Fund	8,705	481,387

CORPORATE NOTES—1.4%
DEVELOPMENT AUTHORITIES—1.4%
MMA Community Development Investment, Inc., 1.10%, 12/31/11(b)+	381,000	381,000
MMA Community Development Investment, Inc., 0.73%, 12/31/12(b)+	543,000	543,000
MMA Community Development Investment, Inc., 1.10%, 12/31/13(b)+	381,000	381,000
TOTAL CORPORATE NOTES		1,305,000

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2009

	SHARES	VALUE
SHORT TERM INVESTMENT—0.0%
JPMorgan U.S. Government Money Market Fund-Agency Shares	232	$232

TOTAL INVESTMENTS (Cost* $80,275,287)—102.9%		$95,874,534
Net other assets (liabilities) — (2.9)%		(2,667,082)
NET ASSETS—100%		$93,207,452

+	Variable rate security. Rates presented are the rates in effect at December 31, 2009.
(a)	Non-income producing securities.
(b)
Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933.  These securities have been deemed illiquid under guidelines established by the Board of Trustees:

			Acquisition
Security	Yield	Shares	Date
MMA Community Development Investment, Inc.	0.73%	543,000	12/2009
MMA Community Development Investment, Inc.	1.10%	381,000	12/2009
MMA Community Development Investment, Inc.	1.10%	381,000	12/2009

At December 31, 2009, these securities had an aggregate market value of $1,305,000, representing 1.4% of net assets.

*	Represents cost for financial reporting purposes.

ADR – American Depositary Receipt.
CVA – Dutch Certificate.
GDR – Global Depositary Receipt.
plc – Public Liability Company.

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$92,218,967	$—	$—	$92,218,967
Preferred Stock	—	1,868,948	—	1,868,948
Investment Company	481,387	—	—	481,387
Corporate Notes	—	—	1,305,000	1,305,000
Short Term Investment	232	—	—	232
Total Investments	$92,700,586	$1,868,948	$1,305,000	$95,874,534

	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Forward Currency Contracts	$—	$(36,665)	$—	$(36,665)

*	Other financial instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation/depreciation.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value for each Fund:

International Fund
Balance as of December 31, 2008	$1,305,000
Proceeds from Sales	(1,305,000)
Purchases	1,305,000
Balance as of December 31, 2009	$1,305,000

See accompanying notes to financial statements.

MMA Praxis Small Cap Fund

MMA Praxis Small Cap Fund
Annual report to shareholders
Portfolio managers’ letter

The MMA Praxis Small Cap Fund (A shares NAV) gained 29.73 percent vs. the Russell 2000's 27.18 percent increase during the second half of 2009. The market rebound from the March lows has been significant, up 78 percent, making it one of the best performing periods in market history.  But, despite the strong performance in 2009, the market is still below its highs of 2007.

The economy began growing again in the second half of 2009 and is positioned for continued growth in 2010. The aggressive monetary and fiscal policy stimulus is working and we believe its impact has yet to fully benefit the economy. We expect a typical economic recovery to continue to unfold. Not surprisingly, the stock market began discounting this recovery last spring. We believe economic growth will continue to surprise on the upside. We do see potential challenges on the horizon such as government debt/spending, tax policy, consumer leverage, inflation, etc., but believe these are issues for 2011 and beyond. The combination of market skepticism, which remains high despite the recent rebound, as well as our expectation of increased merger and acquisition activity, further strengthens our positive view on the stock market.

The Russell 2000’s performance in the second half of 2009 showed a shift back towards quality companies during the end of the calendar year. This was after the initial rebound in the second and third quarters when lower quality, low stock price, and low market cap companies led the charge. For 2009, the benchmark’s best performers were the sectors that were hit the hardest in 2008, namely the Consumer Discretionary, Materials, and Technology sectors. Performance in 2009 is similar to past periods, where the market rebound from bear market, recessionary lows was led by low quality companies. As the market continues to rotate back towards quality companies, our strategy should be well-positioned.

We are pleased with the Fund’s absolute and relative returns generated during 2009. As a high quality investor, we protected in the first quarter during the last leg down in the bear market, held our own in the low quality rally that followed in the second and third quarters, and outperformed in the fourth quarter as the market began rotating back to quality companies. During the second half of the year, sector allocation decisions were positive to our overall returns, especially helpful was our overweight positions in the Consumer discretionary and Energy sectors. Stock selection, while positive on an absolute basis, did slightly lag the low quality led benchmark. Stock selection in the Technology and Energy sectors was especially strong while our stocks in the Health Care and Financials sectors lagged their respective part of the benchmark.

Our investment strategy is to identify competitively advantaged companies that generate strong financial returns with good reinvestment opportunities and purchase these stocks at attractive prices. We believe this strategy of investing in competitively advantaged companies with viable strategies to increase the value of their businesses will continue to be beneficial for our investors.

Steven R. Purvis, CFA® Co-Portfolio Manager
Luther King Capital Management

Performance review

MMA Praxis Small Cap Fund
Performance review

Total returns as of 12/31/09

	Inception		Since	Expense Ratios**
	Date	1 Year	Inception	Gross	Net
Class A (No Load)	5/1/07	29.73%	-10.00%	2.22%	1.68%
Class A*	5/1/07	22.96%	-11.78%

Class I	5/1/07	29.97%	-9.79%	1.29%	1.29%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher.  The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.  These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

The total return set forth reflects certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party.  In such instances, and without this activity, total return would have been lower.

**
Reflects the expense ratios as reported in the Prospectus dated May 1, 2009.  Contractual fee waivers are in effect from May 1, 2009 through April 30, 2010 for Class A.  Voluntary fee waivers were in effect through December 31, 2009 for Class I.

MMA Praxis Small Cap Fund
Performance review

Growth of $10,000 investment 5/1/07 to 12/31/09

This chart represents historical performance of a hypothetical investment of $10,000 in the Small Cap Fund from 5/1/07 to 12/31/09, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher.  The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.  These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party.  In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

1
The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index.  It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services.  An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis Small Cap Fund
Schedule of portfolio investments
December 31, 2009

	SHARES	VALUE
COMMON STOCKS—96.5%
AIR FREIGHT & LOGISTICS—2.4%
Forward Air Corp.	11,750	$294,337
UTi Worldwide, Inc.	16,550	236,996
		531,333
CAPITAL MARKETS—2.2%
Evercore Partners, Inc., Class A	6,250	190,000
Raymond James Financial, Inc.	13,150	312,575
		502,575
CHEMICALS—2.5%
Calgon Carbon Corp. (a)	18,950	263,405
Schulman (A.), Inc.	15,400	310,772
		574,177
COMMERCIAL BANKS—4.7%
First Horizon National Corp. (a)	20,457	274,120
Glacier Bancorp, Inc.	13,750	188,650
Prosperity Bancshares, Inc.	6,750	273,173
Synovus Financial Corp.	60,600	124,230
Texas Capital Bancshares, Inc. (a)	13,700	191,252
		1,051,425
COMMERCIAL SERVICES & SUPPLIES—2.1%
Copart, Inc. (a)	6,000	219,780
Waste Connections, Inc. (a)	7,700	256,718
		476,498
COMMUNICATIONS EQUIPMENT—2.4%
Arris Group, Inc. (a)	12,600	144,018
Brocade Communications Systems, Inc. (a)	22,150	169,005
F5 Networks, Inc. (a)	4,300	227,814
		540,837
COMPUTERS & PERIPHERALS—2.7%
3PAR, Inc. (a)	22,200	263,070
Electronics for Imaging, Inc. (a)	7,150	93,021
Netezza Corp. (a)	24,900	241,530
		597,621
CONSUMER FINANCE—2.6%
Cash America International, Inc.	9,550	333,868
First Cash Financial Services, Inc. (a)	11,600	257,404
		591,272
CONTAINERS & PACKAGING—2.4%
Packaging Corp of America	13,500	310,635
Silgan Holdings, Inc.	4,100	237,308
		547,943
DISTRIBUTORS—1.2%
LKQ Corp. (a)	13,300	260,547

MMA Praxis Small Cap Fund
Schedule of portfolio investments, continued
December 31, 2009

	SHARES	VALUE
COMMON STOCKS—96.5%, continued
DIVERSIFIED CONSUMER SERVICES—2.5%
Capella Education Co. (a)	3,200	$240,960
K12, Inc. (a)	15,800	320,266
		561,226
ELECTRICAL EQUIPMENT—1.3%
Baldor Electric Co.	10,100	283,709

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—4.4%
Itron, Inc. (a)	3,550	239,873
National Instruments Corp.	10,700	315,115
Rofin-Sinar Technologies, Inc. (a)	9,400	221,934
Trimble Navigation Ltd. (a)	8,350	210,420
		987,342
ENERGY EQUIPMENT & SERVICES—4.3%
Atwood Oceanics, Inc. (a)	5,950	213,308
Core Laboratories NV	2,500	295,300
Dril-Quip, Inc. (a)	5,750	324,760
Willbros Group, Inc. (a)	8,300	140,021
		973,389
HEALTH CARE EQUIPMENT & SUPPLIES—7.4%
American Medical Systems Holdings, Inc. (a)	13,550	261,380
Conceptus, Inc. (a)	21,750	408,030
Haemonetics Corp. (a)	4,600	253,690
Meridian Bioscience, Inc.	8,050	173,478
Merit Medical Systems, Inc. (a)	3,250	62,692
NuVasive, Inc. (a)	9,250	295,815
Wright Medical Group, Inc. (a)	11,500	217,925
		1,673,010
HEALTH CARE PROVIDERS & SERVICES—3.3%
MWI Veterinary Supply, Inc. (a)	11,450	431,665
PSS World Medical, Inc. (a)	13,800	311,466
		743,131
HEALTH CARE TECHNOLOGY—0.9%
MedAssets, Inc. (a)	9,350	198,314

HOUSEHOLD DURABLES—1.7%
Tempur-Pedic International, Inc. (a)	16,400	387,532

INDUSTRIAL CONGLOMERATES—0.9%
Raven Industries, Inc.	6,350	201,740

INSURANCE—0.9%
Argo Group International Holdings Ltd. (a)	6,609	192,586

MMA Praxis Small Cap Fund
Schedule of portfolio investments, continued
December 31, 2009

	SHARES	VALUE
COMMON STOCKS—96.5%, continued
INTERNET & CATALOG RETAIL—1.2%
PetMed Express, Inc.	15,600	$275,028

INTERNET SOFTWARE & SERVICES—2.0%
LogMeIn, Inc. (a)	11,000	219,450
MercadoLibre, Inc. (a)	4,500	233,415
		452,865
LIFE SCIENCES TOOLS & SERVICES—2.9%
Luminex Corp. (a)	6,400	95,552
Parexel International Corp. (a)	22,150	312,315
Techne Corp.	3,550	243,388
		651,255
MACHINERY—4.2%
CIRCOR International, Inc.	7,000	176,260
CLARCOR, Inc.	5,350	173,554
Kaydon Corp.	9,100	325,416
Mueller Water Products, Inc., Class A	50,250	261,300
		936,530
MARINE—1.3%
Kirby Corp. (a)	8,550	297,796

MEDIA—1.1%
Live Nation, Inc. (a)	29,150	248,067

METALS & MINING—1.5%
Carpenter Technology Corp.	12,200	328,790

OIL, GAS & CONSUMABLE FUELS—3.3%
Carrizo Oil & Gas, Inc. (a)	10,400	275,496
Concho Resources, Inc./Midland TX (a)	4,350	195,315
EXCO Resources, Inc.	10,850	230,345
Rosetta Resources, Inc. (a)	1,700	33,881
		735,037
PHARMACEUTICALS—0.9%
Endo Pharmaceuticals Holdings, Inc. (a)	10,300	211,253

PROFESSIONAL SERVICES—2.3%
Administaff, Inc.	11,200	264,208
Resources Connection, Inc. (a)	11,950	253,579
		517,787
ROAD & RAIL—1.2%
Landstar System, Inc.	7,200	279,144

MMA Praxis Small Cap Fund
Schedule of portfolio investments, continued
December 31, 2009
	PRINCIPAL
	AMOUNT/
	SHARES	VALUE
COMMON STOCKS—96.5%, continued
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.4%
Formfactor, Inc. (a)	13,500	$293,760
Intersil Corp., Class A	16,300	250,042
		543,802
SOFTWARE—7.2%
ANSYS, Inc. (a)	5,800	252,068
MicroStrategy, Inc., Class A (a)	3,600	338,472
Nuance Communications, Inc. (a)	17,950	278,943
SolarWinds, Inc. (a)	9,250	212,843
Sybase, Inc. (a)	5,300	230,020
TIBCO Software, Inc. (a)	32,800	315,864
		1,628,210
SPECIALTY RETAIL—8.5%
DSW, Inc., Class A (a)	15,800	408,904
Foot Locker, Inc.	25,400	282,956
Hibbett Sports, Inc. (a)	14,050	308,959
Monro Muffler Brake, Inc.	3,550	118,712
Signet Jewelers Ltd. (a)	7,600	203,072
Tractor Supply Co. (a)	5,800	307,168
Ulta Salon Cosmetics & Fragrance, Inc. (a)	15,400	279,664
		1,909,435
TEXTILES, APPAREL & LUXURY GOODS—1.4%
Warnaco Group, Inc./The, Class A (a)	7,550	318,534

TRADING COMPANIES & DISTRIBUTORS—1.3%
WESCO International, Inc. (a)	10,750	290,358

WIRELESS TELECOMMUNICATION SERVICES—1.0%
SBA Communications Corp., Class A (a)	6,800	232,288

TOTAL COMMON STOCKS		21,732,386

CORPORATE NOTES—0.9%
DEVELOPMENT AUTHORITIES—0.9%
MMA Community Development Investment, Inc., 0.88%, 12/31/10(b)+	80,000	80,000
MMA Community Development Investment, Inc., 1.32%, 12/31/10(b)+	120,000	120,000
TOTAL CORPORATE NOTES		200,000

MMA Praxis Small Cap Fund
Schedule of portfolio investments, continued
December 31, 2009

	SHARES	VALUE
SHORT TERM INVESTMENT—4.6%
JPMorgan U.S. Government Money Market Fund-Agency Shares	1,043,326	$1,043,326

TOTAL INVESTMENTS (Cost* $20,365,575) — 102.0%		$22,975,712
Net other assets (liabilities) — (2.0)%		(448,150)
NET ASSETS—100%		$22,527,562

+	Variable rate security. Rates presented are the rates in effect at December 31, 2009.
(a)	Non-income producing securities.
(b)
Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933.  These securities have been deemed illiquid under guidelines established by the Board of Trustees:

			Acquisition
Security	Yield	Shares	Date
MMA Community Development Investment, Inc.	0.88%	80,000	12/2009
MMA Community Development Investment, Inc.	1.32%	120,000	12/2009

At December 31, 2009, these securities had an aggregate market value of $200,000, representing 0.9% of net assets.

*	Represents cost for financial reporting purposes.

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$21,732,386	$—	$—	$21,732,386
Corporate Notes	—	—	200,000	200,000
Short Term Investment	1,043,326	—	—	1,043,326
Total Investments	$22,775,712	$—	$200,000	$22,975,712

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value for each Fund:

Small Cap Fund
Balance as of December 31, 2008	$200,000
Proceeds from Sales	(200,000)
Purchases	200,000
Balance as of December 31, 2009	$200,000

See accompanying notes to financial statements.

Statements of assets and liabilities

MMA Praxis Funds
Statements of assets & liabilities
December 31, 2009

	Intermediate	Core	Value
	Income Fund	Stock Fund	Index Fund
Assets
Investment securities, at cost	$244,424,173	$189,916,692	$63,873,291
Investment securities, at market value	$248,842,051	$197,222,416	$61,252,894
Investments in affiliates	2,515,000	2,935,000	760,000
Cash	34,115	—	—
Receivable for investments sold	2,535,569	3,032,676	1,011,535
Receivable for capital shares sold	3,036,877	656,219	236,223
Receivable for dividends and interest	2,238,017	146,152	108,956
Receivable for tax reclaims	—	23,024	—
Prepaid expenses	10,310	9,833	9,220
Total Assets	259,211,939	204,025,320	63,378,828

Liabilities
Bank overdraft	—	2,908,844	92,311
Distributions payable to shareholders	477,197	351,132	101,930
Payable for capital shares redeemed	930,505	2,398,196	448,195
Payable for investments purchased	6,557,480	3,137,702	760,000
Accrued expenses and other payables:
Investment advisory fees	72,276	159,518	26,752
Affiliates	114,830	94,309	29,277
Distribution fees	37,675	32,068	14,219
Trustee fees	1,045	4,045	6,045
Other	50,929	42,408	17,013
Total Liabilities	8,241,937	9,128,222	1,495,742

Net Assets	$250,970,002	$194,897,098	$61,883,086

Components of Net Assets
Paid-in capital	$245,936,132	$235,926,439	$79,129,822
Accumulated net investment income (loss)	50,695	(473,319)	870,648
Accumulated net realized losses on investments and foreign currency transactions	(1,949,703)	(50,796,746)	(16,256,987)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	6,932,878	10,240,724	(1,860,397)
Net Assets	$250,970,002	$194,897,098	$61,883,086

MMA Praxis Funds
Statements of assets & liabilities, continued
December 31, 2009

	Intermediate	Core	Value
	Income Fund	Stock Fund	Index Fund
Pricing of Class A Shares
Net assets attributable to Class A shares	$74,965,289	$93,119,818	$30,983,076
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	7,350,658	8,241,847	4,372,397
Net asset value and redemption price per share	$10.20	$11.30	$7.09
Maximum sales charge	3.75%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$10.60	$11.93	$7.48

Pricing of Class I Shares
Net assets attributable to Class I shares	$176,004,713	$101,777,280	$30,900,010
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	17,308,702	8,952,059	4,380,320
Net asset value, offering price and redemption price per share	$10.17	$11.37	$7.05

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Statements of assets & liabilities
December 31, 2009

	Growth	International	Small Cap
	Index Fund	Fund	Fund
Assets
Investment securities, at cost	$21,101,274	$80,275,287	$20,365,575
Investment securities, at market value	$20,987,066	$94,569,534	$22,775,712
Investments in affiliates	190,000	1,305,000	200,000
Foreign currency, at value (cost $1,695,039)	—	1,696,187	—
Unrealized appreciation on foreign forward currency exchange contracts	—	49,315	—
Receivable for investments sold	1,238,372	3,783,396	200,000
Receivable for capital shares sold	63,238	245,493	93,448
Receivable for dividends and interest	14,425	62,274	10,984
Receivable for tax reclaims	—	405,374	—
Prepaid expenses	15,141	13,122	15,505
Total Assets	22,508,242	102,129,695	23,295,649

Liabilities
Bank overdraft	830,512	1,665,101	—
Distributions payable to shareholders	12,055	—	—
Payable for capital shares redeemed	149,882	3,536,581	281,523
Payable for investments purchased	190,000	3,323,373	435,679
Unrealized depreciation on foreign currency exchange contracts	—	85,980	—
Accrued expenses and other payables:
Investment advisory fees	11,040	107,104	2,619
Affiliates	12,951	69,459	20,647
Distribution fees	131	14,970	903
Trustee fees	4,045	11,045	7,045
Other	13,851	108,630	19,671
Total Liabilities	1,224,517	8,922,243	768,087

Net Assets	$21,283,725	$93,207,452	$22,527,562

Components of Net Assets
Paid-in capital	$24,712,346	$101,503,189	$27,572,828
Accumulated net investment income (loss)	11,536	747,234	—
Accumulated net realized losses on investments and foreign currency transactions	(3,515,949)	(24,642,218)	(7,655,403)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	75,792	15,599,247	2,610,137
Net Assets	$21,283,725	$93,207,452	$22,527,562

MMA Praxis Funds
Statements of assets & liabilities, continued
December 31, 2009

	Growth	International	Small Cap
	Index Fund	Fund	Fund
Pricing of Class A Shares
Net assets attributable to Class A shares	$4,713,981	$41,158,152	$4,227,177
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	541,058	4,164,305	559,577
Net asset value and redemption price per share	$8.71	$9.88	$7.55
Maximum sales charge	5.25%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum
Sales Charge)) of net asset value adjusted
to the nearest cent]	$9.19	$10.43	$7.97

Pricing of Class I Shares
Net assets attributable to Class I shares	$16,569,744	$52,049,300	$18,300,385
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	1,899,765	5,250,262	2,411,369
Net asset value, offering price and
redemption price per share	$8.72	$9.91	$7.59

See accompanying Notes to Financial Statements.

Statements of operations

MMA Praxis Funds
Statements of operations
For the year ended December 31, 2009

	Intermediate	Core	Value
	Income Fund	Stock Fund	Index Fund
Investment Income
Dividends	$11,808	$2,733,912	$1,582,964
Foreign tax withholding	—	(33,177)	—
Interest	11,693,094	142,258	3,973
Income from securities lending	4,812	4,225	457
Interest from affiliates	28,184	31,082	8,964
Total Investment Income	11,737,898	2,878,300	1,596,358

Expenses
Investment advisory fees	905,544	1,294,813	158,905
Administration fees	316,939	245,018	74,153
Distribution fees - Class A	148,488	169,915	57,499
Distribution fees - Class B	72,494	94,654	27,236
Shareholder servicing fees - Class A	150,542	172,353	58,227
Shareholder servicing fees - Class B	22,453	29,113	8,345
Transfer agent fees - Class A	30,007	56,143	19,111
Transfer agent fees - Class B	2,042	5,633	1,507
Transfer agent fees - Class I	116	55	—
Registration fees - Class A	11,653	13,426	15,914
Registration fees - Class B	10,561	11,118	10,449
Registration fees - Class I	7,600	1,498	1,274
Shareholder report printing fees - Class A	2,737	16,212	2,640
Shareholder report printing fees - Class I	2,614	2,442	1,433
Professional fees	182,634	132,069	65,374
Supplies	86,626	116,479	36,803
DDA fees	13,529	14,190	13,008
Custodian fees	23,217	27,636	7,118
Trustees' fees and expenses	6,509	2,596	9,750
Other expenses	78,090	42,452	12,189
Total Expenses Before Reductions/Reimbursements	2,074,395	2,447,815	580,935
Expenses waived by Investment Adviser	(155,493)	(3,774)	(36,005)
Expenses reduced by Distributor	(172,653)	(182,535)	(64,762)
Net Expenses	1,746,249	2,261,506	480,168

Net Investment Income	9,991,649	616,794	1,116,190

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments and
foreign currency transactions	1,340,065	(35,307,988)	(9,604,583)
Net realized losses on closed futures contracts	—	(139,716)	(34,929)
Change in unrealized appreciation/depreciation of investments
and foreign currency translations	11,138,756	82,104,957	20,072,651
Change in unrealized depreciation on futures contracts	—	7,800	1,950
Net Realized and Unrealized Gains on Investments
and Foreign Currency Transactions	12,478,821	46,665,053	10,435,089

Net Change in Net Assets from Operations	$22,470,470	$47,281,847	$11,551,279

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Statements of operations
For the year ended December 31, 2009

	Growth	International	Small Cap
	Index Fund	Fund	Fund
Investment Income
Dividends	$243,598	$2,855,590	$133,054
Foreign tax withholding	(19)	(360,200)	(67)
Interest	119	4,990	1,815
Income from securities lending	38	3,514	156
Interest from affiliates	2,274	14,303	2,214
Total Investment Income	246,010	2,518,197	137,172

Expenses
Investment advisory fees	54,568	768,999	167,154
Administration fees	25,465	119,621	27,531
Distribution fees - Class A	8,530	76,953	7,688
Distribution fees - Class B	3,973	39,237	2,206
Shareholder servicing fees - Class A	8,624	77,928	7,741
Shareholder servicing fees - Class B	1,218	12,104	675
Transfer agent fees - Class A	4,159	30,111	4,968
Transfer agent fees - Class B	316	3,270	228
Transfer agent fees - Class I	33	—	38
Registration fees - Class A	5,817	8,550	5,509
Registration fees - Class B	6,054	14,217	4,693
Registration fees - Class I	3,958	—	3,540
Shareholder report printing fees - Class A	2,735	15,009	4,547
Shareholder report printing fees - Class I	2,525	15,998	2,339
Professional fees	24,546	65,475	32,312
Trustees' fees and expenses	11,414	17,565	16,347
Supplies	9,956	45,116	15,853
DDA fees	12,178	11,533	16,654
Custodian fees	5,656	99,983	7,072
Other expenses	6,287	29,751	5,313
Total Expenses Before Reductions/Reimbursements	198,012	1,451,420	332,408
Expenses waived by Investment Adviser	(32,114)	(32,571)	(55,847)
Expenses reduced by Distributor	(9,575)	(82,184)	(7,973)
Net Expenses	156,323	1,336,665	268,588

Net Investment Income (Loss)	89,687	1,181,532	(131,416)

Realized and Unrealized Gains (Losses) on Investments
Net realized losses on investments	(1,354,921)	(4,733,661)	(2,916,387)
Net realized gains on foreign currency transactions	—	451,201	—
Change in unrealized appreciation/depreciation of investments	6,910,513	16,886,546	8,479,620
Change in unrealized appreciation/depreciation
on foreign currency translations	—	(837,202)	—
Net Realized and Unrealized Gains on Investments
and Foreign Currency Transactions	5,555,592	11,766,884	5,563,233

Net Change in Net Assets from Operations	$5,645,279	$12,948,416	$5,431,817

See accompanying Notes to Financial Statements.

Statements of changes in net assets

MMA Praxis Intermediate Income Fund
Statements of changes in net assets

	Intermediate Income Fund		Core Stock Fund		Value Index Fund
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
From Operations
Net investment income	$9,991,649	$11,966,396	$616,794	$1,126,910	$1,116,190	$1,502,908
Net realized gains (losses) from
security transactions	1,340,065	(74,690)	(35,447,704)	(16,900,843)	(9,639,512)	(6,003,619)
Net change in unrealized appreciation/
depreciation on investments,
foreign currency translations
and futures contracts	11,138,756	(5,115,135)	82,112,757	(100,867,309)	20,074,601	(26,224,139)
Net Change in Net Assets
from Operations	22,470,470	6,776,571	47,281,847	(116,641,242)	11,551,279	(30,724,850)

Distributions to Shareholders
From net investment
income - Class A	(2,438,125)	(2,337,563)	(326,755)	(308,208)	(101,452)	(578,462)
From net investment
income - Class B	(369,458)	(767,959)	—	—	—	(139,543)
From net investment
income - Class I	(7,230,736)	(9,293,736)	(583,213)	(745,527)	(160,741)	(749,372)
From net realized gains
on investments - Class A	—	—	—	—	—	(351,774)
From net realized gains
on investments - Class B	—	—	—	—	—	(112,426)
From net realized gains
on investments - Class I	—	—	—	—	—	(444,637)
Decrease in Net Assets from
Distributions to Shareholders	(10,038,319)	(12,399,258)	(909,968)	(1,053,735)	(262,193)	(2,376,214)

Change in Net Assets
from Capital Transactions	19,716,611	(57,912,102)	(20,151,210)	(25,935,164)	(692,436)	13,880,779

Total Increase (Decrease)
in Net Assets	32,148,762	(63,534,789)	26,220,669	(143,630,141)	10,596,650	(19,220,285)

Net Assets
Beginning of year	218,821,240	282,356,029	168,676,429	312,306,570	51,286,436	70,506,721
End of year	$250,970,002	$218,821,240	$194,897,098	$168,676,429	$61,883,086	$51,286,436

Accumulated (Distributions in
Excess of) Net Investment
Income	$50,695	$(35,513)	$(473,319)	$(162,699)	$870,648	$42,039

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Statements of changes in net assets

	Growth Index Fund		International Fund		Small Cap Fund
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
From Operations
Net investment income (loss)	$89,687	$92,810	$1,181,532	$1,670,179	$(131,416)	$(66,123)
Net realized losses from
security transactions	(1,354,921)	(4,027,027)	(4,282,460)	(18,859,217)	(2,916,387)	(4,597,930)
Net change in unrealized appreciation/
depreciation on investments	6,910,513	(6,294,703)	16,049,344	(45,291,217)	8,479,620	(5,021,850)
Net Change in Net Assets
from Operations	5,645,279	(10,228,920)	12,948,416	(62,480,255)	5,431,817	(9,685,903)

Distributions to Shareholders
From net investment
income - Class A	(13,235)	(6,308)	—	(460,064)	—	—
From net investment
income - Class B	—	(840)	—	(127,793)	—	—
From net investment
income - Class I	(63,506)	(85,390)	—	(851,080)	—	—
From net realized gains
on investments - Class A	—	—	—	(1,071,269)	—	—
From net realized gains
on investments - Class B	—	—	—	(416,502)	—	—
From net realized gains
on investments - Class I	—	—	—	(1,999,000)	—	—
From return of capital - Class A	—	—	—	(67,747)	—
From return of capital - Class B	—	—	—	(18,818)	—	—
From return of capital - Class I	—	—	—	(125,327)	—	—
Decrease in Net Assets from
Distributions to Shareholders	(76,741)	(92,538)	—	(5,137,600)	—	—

Change in Net Assets from
Capital Transactions	42,572	(1,057,862)	(4,614,235)	(30,585,816)	(1,059,543)	10,667,638

Total Increase (Decrease)
in Net Assets	5,611,110	(11,379,320)	8,334,181	(98,203,671)	4,372,274	981,735

Net Assets
Beginning of year	15,672,615	27,051,935	84,873,271	183,076,942	18,155,288	17,173,553
End of year	$21,283,725	$15,672,615	$93,207,452	$84,873,271	$22,527,562	$18,155,288

Accumulated (Distributions in
Excess of) Net Investment
Income	$11,536	$(1,019)	$747,234	$(1,334,988)	$—	$—

See accompanying Notes to Financial Statements.

Financial highlights

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the year indicated.

MMA Praxis Intermediate Income Fund - Class A
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009 (a)	2008	2007	2006	2005
Net asset value at beginning of year	$9.62	$9.78	$9.66	$9.73	$9.95
Income (loss) from investment operations:
Net investment income	0.43	0.45	0.41	0.38	0.37
Net realized and unrealized gains
(losses) on investments	0.56	(0.16)	0.15	(0.04)	(0.19)
Total from investment operations	0.99	0.29	0.56	0.34	0.18
Less Distributions:
Dividends from net investment income	(0.41)	(0.45)	(0.44)	(0.41)	(0.40)
Paid-in capital from redemption fees (b)	—	—	—	—	—
Net asset value at end of year	$10.20	$9.62	$9.78	$9.66	$9.73
Total return (excludes sales charge)	10.49%	3.09%	5.91%	3.63%	1.82%
Net assets at end of year (000s)	$74,965	$49,693	$48,951	$41,350	$239,583
Ratio of net expenses to average net assets	0.92%	0.88%	0.88%	0.93%	0.94%
Ratio of net investment income to average net assets	4.22%	4.49%	4.23%	4.19%	3.77%
Ratio of expenses to average net assets*	1.27%	1.21%	1.27%	1.28%	1.23%
Portfolio turnover rate (c)	28.56%	25.46%	29.22%	34.19%	37.79%
*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Amount rounds to less than $0.005 per share.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Intermediate Income Fund - Class I
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006 (a)
Net asset value at beginning of period	$9.61	$9.77	$9.65	$9.47
Income (loss) from investment operations:
Net investment income	0.45	0.47	0.43	0.29
Net realized and unrealized gains (losses) on investments	0.57	(0.16)	0.15	0.18
Total from investment operations	1.02	0.31	0.58	0.47
Less Distributions:
Dividends from net investment income	(0.46)	(0.47)	(0.46)	(0.29)
Paid-in capital from redemption fees	—	— (b)	—	—	(b)
Net asset value at end of period	$10.17	$9.61	$9.77	$9.65
Total return (excludes sales charge)	10.79%	5.21%	6.18%	5.07	%(d)
Net assets at end of period (000s)	$176,005	$153,332	$212,097	$206,221
Ratio of net expenses to average net assets	0.67%	0.63%	0.63%	0.63	%(e)
Ratio of net investment income to average net assets	4.51%	4.73%	4.48%	4.47	%(e)
Ratio of expenses to average net assets*	0.72%	0.64%	0.77%	0.76	%(e)
Portfolio turnover rate (c)	28.56%	25.46%	29.22%	34.19%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Amount rounds to less than $0.005 per share.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the year indicated.

MMA Praxis Core Stock Fund - Class A
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009 (a)	2008	2007	2006	2005
Net asset value at beginning of year	$8.79	$14.87	$15.40	$14.42	$13.99
Income (loss) from investment operations:
Net investment income	0.01	0.05	0.13	0.04	0.07
Net realized and unrealized gains (losses) on investments	2.54	(6.08)	(0.24)	1.70	0.42
Total from investment operations	2.55	(6.03)	(0.11)	1.74	0.49
Less Distributions:
Dividends from net investment income	(0.04)	(0.05)	(0.14)	—	(0.06)
Distributions from net realized gains	—	—	(0.28)	(0.76)	—
Total distributions	(0.04)	(0.05)	(0.42)	(0.76)	(0.06)
Paid-in capital from redemption fees (b)	—	—	—	—	—
Net asset value at end of year	$11.30	$8.79	$14.87	$15.40	$14.42
Total return (excludes sales charge)	29.00%	(40.64%)	(0.68%)	12.10%	3.52%
Net assets at end of period (000s)	$93,120	$55,151	$99,838	$95,185	$208,640
Ratio of net expenses to average net assets	1.44%	1.31%	1.45%	1.49%	1.34%
Ratio of net investment income to average net assets	0.15%	0.42%	0.81%	0.19%	0.50%
Ratio of expenses to average net assets*	1.69%	1.56%	1.70%	1.74%	1.60%
Portfolio turnover rate (c)	12.64%	29.73%	12.17%	72.41%	32.66%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Amount rounds to less than $0.005 per share.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Core Stock Fund - Class I
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006 (a)
Net asset value at beginning of period	$8.84	$14.94	$15.45	$14.76
Income (loss) from investment operations:
Net investment income	0.06	0.09	0.20	0.04
Net realized and unrealized gains (losses) on investments	2.53	(6.11)	(0.24)	1.41
Total from investment operations	2.59	(6.02)	(0.04)	1.45
Less Distributions:
Dividends from net investment income	(0.06)	(0.08)	(0.19)	—
Distributions from net realized gains	—	—	(0.28)	(0.76)
Total distributions	(0.06)	(0.08)	(0.47)	(0.76)
Paid-in capital from redemption fees	—	— (b)	—	—
Net asset value at end of period	$11.37	$8.84	$14.94	$15.45
Total return (excludes sales charge)	29.35%	(40.43%)	(0.26%)	9.86	%(d)
Net assets at end of period (000s)	$101,777	$90,820	$159,737	$173,565
Ratio of net expenses to average net assets	1.08%	1.01%	1.05%	1.02	%(e)
Ratio of net investment income to average net assets	0.57%	0.72%	1.20%	0.43	%(e)
Ratio of expenses to average net assets*	1.08%	1.01%	1.05%	1.03	%(e)
Portfolio turnover rate (c)	12.64%	29.73%	12.17%	72.41%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Amount rounds to less than $0.005 per share.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the year indicated.

MMA Praxis Value Index Fund - Class A
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009 (a)	2008	2007	2006	2005
Net asset value at beginning of period	$5.80	$10.12	$11.43	$10.09	$9.65
Income (loss) from investment operations:
Net investment income	0.10	0.18	0.17	0.22	0.15
Net realized and unrealized gains
(losses) on investments	1.21	(4.21)	(0.93)	1.82	0.44
Total from investment operations	1.31	(4.03)	(0.76)	2.04	0.59
Less Distributions:
Dividends from net investment income	(0.02)	(0.18)	(0.20)	(0.13)	(0.15
Distributions from net realized gains	—	(0.11)	(0.35)	(0.57)	—
Total distributions	(0.02)	(0.29)	(0.55)	(0.70)	(0.15)
Paid-in capital from redemption fees (b)	—	—	—	—	—
Net asset value at end of period	$7.09	$5.80	$10.12	$11.43	$10.09
Total return (excludes sales charge)	22.64%	(40.15%)	(6.66%)	20.41%	6.12%
Net assets at end of period (000s)	$30,983	$20,019	$28,209	$22,426	$39,874
Ratio of net expenses to average net assets	1.01%	0.97%	0.90%	1.11%	1.04%
Ratio of net investment income to average net assets	1.96%	2.35%	1.87%	1.52%	1.55%
Ratio of expenses to average net assets*	1.33%	1.27%	1.18%	1.37%	1.30%
Portfolio turnover rate (c)	25.72%	20.66%	33.34%	55.37%	25.25%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Amount rounds to less than $0.005 per share.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Value Index Fund - Class I
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006 (a)
Net asset value at beginning of period	$5.77	$10.07	$11.38	$10.90
Income (loss) from investment operations:
Net investment income	0.14	0.20	0.24	0.12
Net realized and unrealized gains (losses) on investments	1.18	(4.19)	(0.97)	1.13
Total from investment operations	1.32	(3.99)	(0.73)	1.25
Less Distributions:
Dividends from net investment income	(0.04)	(0.20)	(0.23)	(0.20)
Distributions from net realized gains	—	(0.11)	(0.35)	(0.57)
Total distributions	(0.04)	(0.31)	(0.58)	(0.77)
Net asset value at end of period	$7.05	$5.77	$10.07	$11.38
Total return (excludes sales charge)	22.82%	(39.94%)	(6.46%)	11.67	%(c)
Net assets at end of period (000s)	$30,900	$24,893	$29,843	$27,029
Ratio of net expenses to average net assets	0.73%	0.64%	0.65%	0.89	%(d)
Ratio of net investment income to average net assets	2.28%	2.71%	2.12%	1.69	%(d)
Ratio of expenses to average net assets*	0.73%	0.64%	0.68%	0.95	%(d)
Portfolio turnover rate (b)	25.72%	20.66%	33.34%	55.37%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Not annualized.
(d)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Growth Index Fund - Class A
	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
	2009 (a)	2008	2007 (b)
Net asset value at beginning of period	$6.50	$10.40	$10.00
Income (loss) from investment operations:
Net investment income	0.03	0.01	0.02
Net realized and unrealized gains (losses) on investments	2.20	(3.89)	0.38
Total from investment operations	2.23	(3.88)	0.40
Less Distributions:
Dividends from net investment income	(0.02)	(0.02)	—
Distributions from net realized gains	—	—	—	(c)
Total distributions	(0.02)	(0.02)	—
Paid-in capital from redemption fees (c)	—	—	—
Net asset value at end of period	$8.71	$6.50	$10.40
Total return (excludes sales charge)	34.38%	(37.34%)	4.03	%(e)
Net assets at end of period (000s)	$4,714	$2,504	$2,232
Ratio of net expenses to average net assets	0.93%	0.94%	1.16	%(f)
Ratio of net investment income to average net assets	0.42%	0.19%	0.68	%(f)
Ratio of expenses to average net assets*	1.54%	1.51%	3.65	%(f)
Portfolio turnover rate (d)	30.99%	28.40%	36.64	%(f)

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(c)	Amount rounds to less than $0.005 per share.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	Not annualized.
(f)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Growth Index Fund - Class I
	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
	2009	2008	2007 (a)
Net asset value at beginning of period	$6.51	$10.41	$10.00
Income (loss) from investment operations:
Net investment income	0.04	0.04	—	(b)
Net realized and unrealized gains (losses) on investments	2.20	(3.90)	0.42
Total from investment operations	2.24	(3.86)	0.42
Less Distributions:
Dividends from net investment income	(0.03)	(0.04)	(0.01)
Distributions from net realized gains	—	—	—	(b)
Total distributions	(0.03)	(0.04)	(0.01)
Net asset value at end of period	$8.72	$6.51	$10.41
Total return (excludes sales charge)	34.46%	(37.09%)	4.18	%(d)
Net assets at end of period (000s)	$16,570	$12,388	$24,203
Ratio of net expenses to average net assets	0.81%	0.65%	0.82	%(e)
Ratio of net investment income to average net assets	0.54%	0.45%	0.34	%(e)
Ratio of expenses to average net assets*	0.87%	0.73%	2.41	%(e)
Portfolio turnover rate (c)	30.99%	28.40%	36.64	%(e)

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(b)	Amount rounds to less than $0.005 per share.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the year indicated.

MMA Praxis International Fund - Class A
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009 (a)	2008	2007	2006	2005
Net asset value at beginning of year	$8.61	$15.42	$14.23	$11.94	$10.78
Income (loss) from investment operations:
Net investment income	0.08	0.16	0.12	0.16	0.08
Net realized and unrealized gains
(losses) on investments	1.19	(6.44)	1.65	2.26	1.22
Total from investment operations	1.27	(6.28)	1.77	2.42	1.30
Less Distributions:
Dividends from net investment income	—	(0.15)	(0.21)	(0.13)	(0.14)
Distributions from net realized gains	—	(0.36)	(0.37)	—	—
Tax return of capital	—	(0.02)	—	—	—
Total distributions	—	(0.53)	(0.58)	(0.13)	(0.14)
Paid-in capital from redemption fees (b)	—	—	—	—	—
Net asset value at end of year	$9.88	$8.61	$15.42	$14.23	$11.94
Total return (excludes sales charge)	14.75%	(41.01%)	12.59%	20.31%	12.16%
Net assets at end of year (000s)	$41,158	$26,005	$50,709	$44,837	$121,173
Ratio of net expenses to average net assets	1.70%	1.67%	1.72%	1.76%	1.58%
Ratio of net investment income to average net assets	1.04%	1.40%	0.75%	0.85%	0.74%
Ratio of expenses to average net assets*	1.98%	1.92%	1.97%	2.09%	1.90%
Portfolio turnover rate (c)	194.23%	148.65%	59.13%	82.77%	71.93%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Amount rounds to less than $0.005 per share.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis International Fund - Class I
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006 (a)
Net asset value at beginning of period	$8.61	$15.39	$14.20	$13.52
Income (loss) from investment operations:
Net investment income	0.14	0.15	0.17	0.10
Net realized and unrealized gains (losses) on investments	1.16	(6.38)	1.65	0.78
Total from investment operations	1.30	(6.23)	1.82	0.88
Less Distributions:
Dividends from net investment income	—	(0.17)	(0.26)	(0.20)
Distributions from net realized gains	—	(0.36)	(0.37)	—
Tax return of capital	—	(0.02)	—	—
Total distributions	—	(0.55)	(0.63)	(0.20)
Net asset value at end of period	$9.91	$8.61	$15.39	$14.20
Total return (excludes sales charge)	15.23%	(40.85%)	13.02%	6.61	%(c)
Net assets at end of period (000s)	$52,049	$48,830	$110,001	$98,598
Ratio of net expenses to average net assets	1.39%	1.32%	1.31%	1.28	%(d)
Ratio of net investment income to average net assets	1.56%	1.47%	1.13%	1.23	%(d)
Ratio of expenses to average net assets*	1.39%	1.32%	1.31%	1.39	%(d)
Portfolio turnover rate (b)	194.23%	148.65%	59.13%	82.77%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Not annualized.
(d)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Small Cap Fund - Class A
	Year Ended December 31, 2009 (a)	Year Ended December 31, 2008	Period Ended December 31, 2007 (b)
Net asset value at beginning of year	$5.82	$9.50	$10.00
Loss from investment operations:
Net investment loss	(0.04)	(0.03)	—	(c)
Net realized and unrealized losses on investments	1.77	(3.65)	(0.50)
Total from investment operations	1.73	(3.68)	(0.50)
Paid-in capital from redemption fees (c)	—	—	—
Net asset value at end of year	$7.55	$5.82	$9.50
Total return (excludes sales charge)	29.73%	(38.74%)	(5.00	%)(e)
Net assets at end of year (000s)	$4,227	$2,307	$1,398
Ratio of net expenses to average net assets	1.49%	1.46%	1.65	%(f)
Ratio of net investment loss to average net assets	(0.80%)	(0.52%)	(0.04	%)(f)
Ratio of expenses to average net assets*	2.34%	2.20%	3.78	%(f)
Portfolio turnover rate (d)	60.33%	64.37%	30.37	%(f)

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(c)	Amount rounds to less than $0.005 per share.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	Not annualized.
(f)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Small Cap Fund - Class I
	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
	2009	2008	2007 (a)
Net asset value at beginning of period	$5.84	$9.50	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.02)	0.01
Net realized and unrealized losses on investments	1.79	(3.64)	(0.50)
Total from investment operations	1.75	(3.66)	(0.49)
Less Distributions:
Dividends from net investment income	—	—	(0.01)
Net asset value at end of period	$7.59	$5.84	$9.50
Total return (excludes sales charge)	29.97%	(38.53%)	(4.91	%)(c)
Net assets at end of period (000s)	$18,300	$15,392	$15,406
Ratio of net expenses to average net assets	1.36%	1.22%	1.35	%(d)
Ratio of net investment income (loss) to average net assets	(0.66%)	(0.29%)	0.47	%(d)
Ratio of expenses to average net assets*	1.53%	1.27%	2.18	%(d)
Portfolio turnover rate (b)	60.33%	64.37%	30.37	%(d)

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Not annualized.
(d)	Annualized.

See accompanying Notes to Financial Statements.

Notes to financial statements

MMA Praxis Mutual Funds
Notes to financial statements
December 31, 2009

1.  Organization:
The MMA Praxis Mutual Funds (the “Trust”) is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of the MMA Praxis Intermediate Income Fund, the MMA Praxis Core Stock Fund, the MMA Praxis Value Index Fund, the MMA Praxis Growth Index Fund, the MMA Praxis International Fund, and the MMA Praxis Small Cap Fund, (individually a “Fund”, collectively “the Funds”). These are also known as the Intermediate Income Fund, Core Stock Fund, Value Index Fund, Growth Index Fund, International Fund, and Small Cap Fund.

As of December 31, 2009, the Funds offer two classes of shares; Class A and Class I. Each class of shares in a Fund has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreements, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. Class A has a maximum sales charge on purchases of 5.25% as a percentage of the original purchase price except for the Intermediate Income Fund which is 3.75%. Effective August 17, 2009, outstanding Class B shares were converted to Class A Shares, and Class B Shares are longer offered.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies:
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation:
The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Securities generally are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2009

The Funds use various independent pricing services to value most of their investments. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When fair valuing foreign securities held by the International Fund, certain pricing services might use computerized pricing models to systematically calculate adjustments to foreign security closing prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established will be reviewed by the Adviser under general supervision of the Funds’ Board of Trustees. Securities for which market quotations are not readily available (e.g. an approved pricing service does not provide a price, certain stale prices or an event occurs that materiality affects the furnished price) are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Money market instruments and other short-term debt securities of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value.

Investments in restricted securities are valued by the Board of Trustees or valued pursuant to valuation procedures approved by the Board of Trustees (the “Valuation Procedures”). The Valuation Procedures contemplate the Board’s delegation of the implementation of the Valuation Procedures to the Adviser. In valuing restricted securities under the Valuation Procedures, the Adviser will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Adviser report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value.  These inputs are summarized in the three broad levels listed below:

• Level 1 —	quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days of the filing are valued using amortized cost, in accordance with rules under the 1940 Act.  Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of December 31, 2009, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included in each Fund’s Schedule of Portfolio Investments, which also includes a breakdown of the Fund’s investments by geographic/industry concentration.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2009

Securities Transactions and Related Income:
Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following trade date.  However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date.

Allocations:
Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.  Class specific expenses are charged directly to the class incurring the expense.  Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.  Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Risks associated with Foreign Securities and Currencies:
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation’s interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:
The market value of investment securities, other assets and liabilities of the Core Stock Fund and the International Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized/unrealized gain (loss) from investments.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2009

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate.

Community Development Investments:
The Board of Trustees of the MMA Praxis Mutual Funds has authorized the Funds to make certain types of community development investments. In connection with the community development investments, the Funds have received from the Securities and Exchange Commission (“SEC”) an exemptive order that permits each of the Funds to invest a limited portion of its respective net assets in securities issued by an affiliate of the Adviser, MMA Community Development Investments, Inc. (“MMA CDI”). MMA CDI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts primarily through the sale to investors of interests in certain investment pools that it has established (the “CDI-Notes”). Assets raised through offerings of CDI-Notes are then invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board of Trustees and in compliance with the SEC’s exemptive order, would be permitted to invest up to 3% of its net assets in CDI-Notes. CDI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the prevailing market rate at acquisition and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment-grade securities. However, these investments have been determined by the Board of Trustees as being a beneficial way to carry out each Fund’s goals for stewardship investing at the community level. In addition, these investments are valued in accordance with procedures approved by the Board of Trustees.

Dividends and Distributions:
Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund. Dividends from net investment income are declared and paid annually for the Core Stock Fund, the Value Index Fund, the Growth Index Fund, the International Fund, and the Small Cap Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2009

Federal Income Taxes:
It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code, and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the International Fund will file for claims on foreign taxes withheld.

Redemption Fees:
The Funds will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations described in the prospectus.

3. Derivative Financial Instruments:
A derivative financial instrument in very general terms refers to an investment whose value is "derived" from the value of an underlying asset, reference rate or index. The Trust may use derivative instruments for a variety of reasons, such as to attempt to protect a Fund against possible changes in the market value of its portfolio or to manage a Fund's foreign currency exposure or to generate potential gain. All of the Trust's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are specific types of derivative financial instruments used by the Trust.

Forward Foreign Currency Exchange Contracts:
The International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2009

As of December 31, 2009, the International Fund had the following forward foreign currency exchange contracts outstanding as follows:

Settlement	To Receive /		Initial	Market	Net Unrealized	Net Unrealized
Date	To Deliver		Value	Value	Appreciation	Depreciation
Contracts to Buy
1/4/10	69,044	AUD	$61,826	$62,019	$193	$—
1/4/10	96,441	CHF	92,978	93,229	251	—
1/4/10	68,223	EUR	98,146	97,800	—	346
1/5/10	30,026	EUR	43,103	43,043	—	60
1/5/10	13,806	EUR	19,798	19,792	—	6
1/5/10	1,241	EUR	1,779	1,779	—	—
1/7/10	14,010	EUR	20,070	20,084	14	—
1/5/10	15,256	GBP	24,517	24,642	125	—
1/6/10	29,273	GBP	47,269	47,281	12	—
1/5/10	28,308,689	JPY	308,071	303,953	—	4,118
1/29/10	180,973,000	JPY	1,994,632	1,943,376	—	51,256
1/4/10	100,313	NOK	17,328	17,326	—	2
1/5/10	48,787	NOK	8,403	8,426	23	—
1/4/10	700,318	SEK	96,994	97,883	889	—
1/5/10	111,904	SEK	15,524	15,641	117	—
1/4/10	15,203	SGD	10,824	10,822	—	2
Contracts to Sell
1/4/10	49,088	CAD	47,033	46,936	97	—
1/4/10	345,217	CHF	333,659	333,720	—	61
3/23/10	2,382,000	CHF	2,278,859	2,303,720	—	24,861
1/4/10	254,887	EUR	365,763	365,394	369	—
1/6/10	23,962	EUR	34,328	34,351	—	23
1/4/10	109,849	GBP	174,736	177,429	—	2,693
1/5/10	97,691	GBP	156,920	157,790	—	870
1/4/10	2,571,633	JPY	27,949	27,612	337	—
1/29/10	361,946,000	JPY	3,933,640	3,886,752	46,888	—
1/4/10	1,323,287	SEK	183,273	184,955	—	1,682
					$49,315	$85,980

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - Great British Pound
JPY -  Japanese Yen
NOK - Norwegian Krone
SEK - Swedish Krona
SGD - Singapore Dollar

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2009

Futures Contracts:
The Funds may invest in futures contracts (stock or bond index futures contracts or interest rate futures contracts) to hedge or manage risks associated with a Funds’ securities investments. To enter into a futures contract, an amount of cash and cash equivalents, equal to a certain percentage of the market value of the futures contracts, is deposited in a segregated account with the Fund’s Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments to underlying futures contracts it holds. The inability to close the futures position also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to MMA Capital Management’s (the “Adviser”) ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

As of December 31, 2009, the Funds did not hold any futures contracts.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2009

Derivative Instruments and Hedging Activities:

The Trust adopted disclosures about Derivative Instruments and Hedging Activities, effective January 1, 2009. This disclosure is intended to improve financial reporting about derivative instruments by enhancing disclosures to enable investors to better understand how and why the Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on a Fund’s financial position and results of operations.

The following table sets forth the fair value of the Trust’s derivative contracts by primary risk exposure as of December 31, 2009:

Fair Value of Derivative Investments As of December 31, 2009
Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation	Statement of Assets and Liabilities Location	Fund	Unrealized Depreciation
Forward foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	International Fund	$49,315	Unrealized depreciation on foreign currency exchange contracts	International Fund	$85,980

The Effect of Derivative Instruments on the Statements of Operations for the Year Ended December 31, 2009
Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Index Futures Contracts	Net realized (losses) on futures contracts, Change in unrealized depreciation on futures contracts	Core Stock Fund Value Index Fund	($139,716) (34,929)	$7,800 1,950
Forward Foreign Currency Exchange Contracts	Net realized gains on foreign currency transactions, Change in unrealized appreciation/ depreciation on foreign currency translations	International Fund	$469,096	($802,458)

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2009

4. Purchases and Sales of Securities:
Purchases and sales of securities (excluding short-term debt securities having maturities one year or less and U.S. Government Securities) for the year ended December 31, 2009 were as follows:

	Purchases	Sales
Intermediate Income Fund	$72,703,353	$61,937,665
Core Stock Fund	21,077,645	40,884,539
Value Index Fund	13,656,211	13,343,503
Growth Index Fund	5,496,271	5,510,332
International Fund	159,664,795	158,033,233
Small Cap Fund	11,229,814	12,194,314

5. Related Party Transactions:
MMA Capital Management, Inc., the Adviser (a separate corporate entity controlled by MMA Holdings, Inc.), provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows: 0.40% for the Intermediate Income Fund; 0.74% for the Core Stock Fund; 0.30% for the Value Index Fund; 0.30% for the Growth Index Fund; 0.90% for the International Fund and 0.85% for the Small Cap Fund. The Adviser has retained various Sub-Advisers to manage the investments of Funds under the terms of the Sub-Advisory Agreements. The Adviser (not the Funds) pays each Sub-Adviser a fee for these services. Evergreen Investment Management Company, LLC, serves as the Sub-Adviser to the International Fund, Davis Selected Advisers, L.P. serves as the Sub-Adviser to the Core Stock Fund, and Luther King Capital Management serves as the Sub-Adviser to the Small Cap Fund.

For the period May 1, 2008 through April 30, 2009, the Adviser entered into a contractual expense limitation agreement pursuant to which the Adviser agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses). The Funds have agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to the expense limitation agreement, for up to three years following the fiscal year in which the amounts were waived and/or reimbursed. The contractual expense limits in place for the period May 1, 2008 through April 30, 2009 were:

Fund	Class A	Class B	Class I
Intermediate Income Fund	0.85%	1.30%	0.60%
Core Stock Fund	1.43%	2.08%	1.18%
Value Index Fund	0.94%	1.49%	0.69%
Growth Index Fund	0.94%	1.49%	0.69%
International Fund	1.67%	2.32%	1.42%
Small Cap Fund	1.45%	2.10%	1.20%

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2009

Effective May 1, 2009, the Adviser entered into a contractual expense limitation agreement similar to the agreement described above which also excludes Trustee fees from the expense limit. This agreement is in place for the following Funds and Share Classes listed below through April 30, 2010:

Fund	Class A	Class B
Intermediate Income Fund	0.90%	1.45%
Growth Index Fund	1.04%	1.84%
Small Cap Fund	1.65%	2.55%

For all Funds in the Trust, the Adviser has agreed to maintain voluntary expense limitations through December 31, 2009 at the same contractual limits in place from May 1, 2008 through April 30, 2009 as referenced above. The amounts waived and/or reimbursed by the Adviser pursuant to the voluntary expense limitations are not subject to recoupment.  On August 17, 2009, Class B shares of each Fund were exchanged into Class A shares.

For the year ended December 31, 2009, the Adviser waived investment advisory fees and/or reimbursed other operating expenses of the Funds as follows:

Intermediate Income Fund	$155,493
Core Stock Fund	$3,774
Value Index Fund	$36,005
Growth Index Fund	$32,114
International Fund	$32,571
Small Cap Fund	$55,847

As of December 31, 2009, the Funds had the following amounts (and year of expiration) subject to repayment to the Adviser:

Fund	Fees Waived	Repayment Expires	Balance
Intermediate Income Fund	2007	2010	$397,438
	2008	2011	99,191
	2009	2012	78,489
			$575,118
Core Stock Fund	2009	2012	$3,112
Value Index Fund	2007	2010	$17,107
	2008	2011	24,950
	2009	2012	12,461
			$54,518
Growth Index Fund	2007	2010	$53,285
	2008	2011	31,734
	2009	2012	30,231
			$115,250
International Fund	2008	2011	$4,106
	2009	2012	17,440
			$21,546
Small Cap Fund	2007	2010	$38,293
	2008	2011	26,019
	2009	2012	31,813
			$96,125

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2009

During the year ended December 31, 2009, amounts subject to repayment to the Adviser expired as follows:

Fund	Balance
Intermediate Income Fund	$299,777
Value Index Fund	9,996
International Fund	875

JPMorgan Chase Bank, N.A. (JPMorgan) provides administrative, accounting, transfer agency, shareholder servicing and dividend disbursing services on behalf of the Trust. For these services, JPMorgan receives an annual fee, paid monthly, from each Fund.

Effective May 1, 2009, BHIL Distributors, Inc. (“Underwriter”) serves as the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Prior to May 1, 2009, IFS Fund Distributors, Inc. was the Underwriter.  Under the terms of the Underwriting Agreements between the Trust and the Underwriters, the Underwriters earned amounts from underwriting and broker commissions on the sale of shares as follows:

	IFS Fund Distributors, Inc.	BHIL Distributors, Inc.
	January 1, 2009 –	May 1, 2009 –
	April 30, 2009	December 31, 2009
Intermediate Income Fund	$3,457	$6,547
Core Stock Fund	$5,799	$8,209
Value Index Fund	$2,353	$3,561
Growth Index Fund	$1,052	$1,945
International Fund	$2,750	$4,546
Small Cap Fund	$790	$1,624

The Underwriters also earned contingent deferred sales loads from each Fund as follows:

	IFS Fund Distributors, Inc.	BHIL Distributors, Inc.
	January 1, 2009 –	May 1, 2009 –
	April 30, 2009	December 31, 2009
Intermediate Income Fund	$3,974	$7,381
Core Stock Fund	$4,156	$3,356
Value Index Fund	$1,265	$632
Growth Index Fund	$111	$41
International Fund	$1,817	$637
Small Cap Fund	$60	$47

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2009

For the year ended December 31, 2009, the Underwriter voluntarily waived distribution fees in the Funds as follows:

Intermediate Income Fund	$172,653
Core Stock Fund	$182,535
Value Index Fund	$64,762
Growth Index Fund	$9,575
International Fund	$82,184
Small Cap Fund	$7,973

The Trust has adopted a Plan of Distribution (12b-1 plan) for each Fund under which each Fund may directly incur or reimburse the Adviser or the Underwriter for expenses related to the distribution and promotion of shares. The Rule 12b-1 Plan authorizes Class A Shares to pay a 12b-1 fee of up to 0.50% of the average daily net assets of the applicable Fund. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.25% for distribution. Currently, the Distributor is voluntarily waiving 0.25% of the 12b-1 fee. During Class B Shares existence, Class B Shares of each Fund could have paid a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund. This caused expenses for Class B Shares to be higher and dividends to be lower than for Class A Shares. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution. The Distributor voluntarily waived the following percentages of the 12b-1 fees for Class B Shares: 0.10% for the MMA Praxis Core Stock, International and Small Cap Funds; and 0.20% for the MMA Praxis Value Index, Growth Index and Intermediate Income Funds.

Under the terms of the Compliance and Financial Controls Service Agreements between the Trust and Beacon Hill Fund Services (“Beacon Hill”), Beacon Hill provides certain compliance and financial control services to the Trust, including developing and assisting in implementing a compliance program for the Trust, providing administrative support services to the Funds’ Compliance Program, providing the Chief Compliance Officer and providing the Chief Financial Officer. For these services, Beacon Hill receives a monthly fee from each Fund.

Certain Officers of the Trust are affiliated with the Adviser, Distributor and/or JPMorgan. With the exception of the Chief Compliance Officer and the Chief Financial Officer, such officers are not paid any fees directly by the Funds for serving as Officers of the Trust.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2009

6. Capital Share Transactions:
Transactions in shares of the Funds are summarized below:

	Intermediate Income Fund		Core Stock Fund		Value Index Fund
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009 (A)	2008	2009( A)	2008	2009 (A)	2008
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$30,204,865	$14,462,406	$29,827,091	$15,442,770	$11,674,195	$10,583,584
Dividends reinvested	2,081,266	2,000,998	314,085	295,419	93,253	822,794
Cost of shares redeemed	(10,223,257)	(14,785,918)	(10,670,614)	(21,306,843)	(5,556,065)	(6,165,306)
Redemption fees	730	415	157	833	913	458
Class A Share Transactions	$22,063,604	$1,677,901	$19,470,719	$(5,567,821)	$6,212,296	$5,241,530
Class B Shares:
Proceeds from shares issued	$1,422,447	$2,447,895	$944,766	$2,228,152	$305,775	$1,039,255
Dividends reinvested	348,828	724,916	—	—	5	245,781
Cost of shares redeemed	(18,342,337)	(8,353,576)	(26,149,469)	(14,604,564)	(7,373,797)	(2,498,161)
Redemption fees	52	2,285	100	144	—	44
Class B Share Transactions	$(16,571,010)	$(5,178,480)	$(25,204,603)	$(12,376,268)	$(7,068,017)	$(1,213,081)
Class I Shares:
Proceeds from shares issued	$31,214,802	$5,633,789	$13,803,621	$24,876,227	$4,977,511	$11,549,538
Dividends reinvested	2,725,160	6,264,933	244,775	485,042	66,023	723,144
Cost of shares redeemed	(19,715,945)	(66,310,394)	(28,465,722)	(15,960,366)	(4,880,249)	(2,420,352)
Cost of shares redeemed in-kind	—	—	—	(17,391,978)	—	—
Redemption fees	—	149	—	—	—	—
Class I Share Transactions	$14,224,017	$(54,411,523)	$(14,417,326)	$(7,991,075)	$163,285	$9,852,330
Net increase (decrease) from capital transactions	$19,716,611	$(57,912,102)	$(20,151,210)	$(25,935,164)	$(692,436)	$13,880,779
Share Transactions:
Class A Shares:
Issued	3,009,574	1,500,048	3,063,675	1,211,622	1,883,212	1,299,012
Reinvested	209,019	208,518	27,792	25,980	13,124	128,608
Redeemed	(1,033,868)	(1,548,121)	(1,120,630)	(1,681,188)	(973,170)	(765,966)
Change in Class A Shares	2,184,725	160,445	1,970,837	(443,586)	923,166	661,654
Class B Shares:
Issued	146,515	253,647	118,046	187,550	58,641	124,017
Reinvested	35,850	75,298	—	2	1	38,880
Redeemed	(1,822,338)	(865,466)	(2,826,197)	(1,188,809)	(1,157,347)	(296,471)
Change in Class B Shares	(1,639,973)	(536,521)	(2,708,151)	(1,001,257)	(1,098,705)	(133,574)
Class I Shares:
Issued	3,080,155	580,358	1,574,284	2,181,765	865,446	1,544,428
Reinvested	274,682	649,132	21,528	41,230	9,365	117,743
Redeemed	(1,998,255)	(6,986,579)	(2,920,736)	(1,322,583)	(805,322)	(314,514)
Redeemed in-kind	—	—	—	(1,318,573)	—	—
Change in Class I Shares	1,356,582	(5,757,089)	(1,324,924)	(418,161)	69,489	1,347,657
Net increase (decrease) from share transactions	1,901,334	(6,133,165)	(2,062,238)	(1,863,004)	(106,050)	1,875,737

(A)	Class B represents the period from January 1, 2009 through August 17, 2009.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2009

Growth Index Fund	International Fund	Small Cap Fund
Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2009 (A)	2008	2009 (A)	2008	2009 (A)	2008
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$1,915,807	$2,054,832	$16,096,091	$11,798,862	$1,710,382	$2,391,686
Dividends reinvested	12,107	4,633	—	1,508,235	—	—
Cost of shares redeemed	(779,907)	(458,618)	(5,992,701)	(16,856,474)	(670,005)	(309,601)
Redemption fees	—	218	915	1,576	174	19
Class A Share Transactions	$1,148,007	$1,601,065	$10,104,305	$(3,547,801)	$1,040,551	$2,082,104
Class B Shares:
Proceeds from shares issued	$144,248	$741,272	$387,190	$1,418,502	$97,509	$445,897
Dividends reinvested	—	810	—	554,247	—	—
Cost of shares redeemed	(1,073,858)	(174,110)	(10,691,891)	(5,703,415)	(635,992)	(114,169)
Redemption fees	4	2	10	123	—	(B)	2
Class B Share Transactions	$(929,606)	$567,974	$(10,304,691)	$(3,730,543)	$(538,483)	$331,730
Class I Shares:
Proceeds from shares issued	$1,408,366	$692,619	$7,413,449	$9,213,487	$3,056,419	$10,179,302
Dividends reinvested	52,593	69,808	—	2,634,290	—	—
Cost of shares redeemed	(1,636,788)	(3,989,328)	(11,827,298)	(4,133,295)	(4,618,030)	(1,925,498)
Cost of shares redeemed in-kind	—	—	—	(31,021,954)	—	—
Class I Share Transactions	$(175,829)	$(3,226,901)	$(4,413,849)	$7,714,482	$(1,561,611)	$8,253,804
Net increase (decrease) from capital transactions	$42,572	$(1,057,862)	$(4,614,235)	$436,138	$(1,059,543)	$10,667,638
Share Transactions:
Class A Shares:
Issued	257,424	227,852	1,837,603	947,125	262,699	293,206
Reinvested	1,390	713	—	157,705	—	—
Redeemed	(102,800)	(58,108)	(694,605)	(1,372,349)	(99,678)	(43,852)
Change in Class A Shares	156,014	170,457	1,143,998	(267,519)	163,021	249,354
Class B Shares:
Issued	22,401	81,271	51,378	114,945	17,309	53,994
Reinvested	—	125	—	60,792	—	—
Redeemed	(143,257)	(20,117)	(1,244,330)	(459,488)	(96,423)	(13,964)
Change in Class B Shares	(120,856)	61,279	(1,192,952)	(283,751)	(79,114)	40,030
Class I Shares:
Issued	188,402	86,847	830,999	822,761	462,102	1,271,429
Reinvested	6,031	9,468	—	283,394	—	—
Redeemed	(198,807)	(517,335)	(1,255,375)	(352,428)	(687,837)	(255,243)
Redeemed in-kind	—	—	—	(2,226,989)	—	—
Change in Class I Shares	(4,374)	(421,020)	(424,376)	(1,473,262)	(225,735)	1,016,186
Net increase (decrease) from share transactions	30,784	(189,284)	(474,330)	(2,024,532)	(141,828)	1,305,570

(A)	Class B represents the period from January 1, 2009 through August 17, 2009.
(B)	Less than $1.00.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2009

7. Federal Income Tax Information:
The character of dividends paid to shareholders for federal income tax purposes during the years ended December 31, 2009 and 2008 was as follows:

	Intermediate Income Fund		Core Stock Fund		Value Index Fund
	2009	2008	2009	2008	2009	2008
From ordinary income	$10,038,319	$12,399,258	$909,968	$1,053,735	$262,193	$1,467,377
From long-term capital gains	—	—	—	—	—	908,837
Total distributions	$10,038,319	$12,399,258	$909,968	$1,053,735	$262,193	$2,376,214

	Growth Index Fund		International Fund		Small Cap Fund
	2009	2008	2009	2008	2009	2008
From ordinary income	$76,741	$92,538	$—	$1,438,938	$—	$—
From long-term capital gains	—	—	—	3,486,770	—	—
Tax return of capital	—	—	—	211,892	—	—
Total distributions	$76,741	$92,538	$—	$5,137,600	$—	$—

The following information is computed on a tax basis for each item as of December 31, 2009:

	Intermediate	Core	Value	Growth		Small
	Income	Stock	Index	Index	International	Cap
	Fund	Fund	Fund	Fund	Fund	Fund
Tax cost of portfolio investments	$244,424,173	$190,497,108	$65,273,475	$18,675,501	$83,032,015	$20,389,256
Gross unrealized appreciation	8,738,921	30,622,277	22,540,953	4,603,481	15,881,026	3,913,674
Gross unrealized depreciation	(1,806,043)	(20,961,969)	(25,801,534)	(2,101,916)	(3,038,507)	(1,327,218)
Net unrealized appreciation (depreciation)	6,932,878	9,660,308	(3,260,581)	2,501,565	12,842,519	2,586,456
Undistributed ordinary income	50,695	—	857,451	11,512	927,265	—
Capital loss carryforward	(1,940,494)	(44,743,431)	(10,865,736)	(3,138,715)	(22,013,691)	(7,322,873)
Post-October losses	(9,209)	(5,821,479)	(3,977,870)	—	(88,492)	(308,849)
Other temporary differences	—	(124,739)	—	(2,802,983)	36,662	—
Accumulated earnings (deficit)	$5,033,870	$(41,029,341)	$(17,246,736)	$(3,428,621)	$(8,295,737)	$(5,045,266)

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and investments in Passive Foreign Investment Companies.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2009

As of December 31, 2009, the following Funds had net capital loss carryforwards to offset future net capital gains, if any:

	Amount	Expires
Intermediate Income Fund	$223,481	2010
	157,433	2012
	1,277,637	2014
	281,943	2016
	$1,940,494
Core Stock Fund	$12,397,714	2016
	32,345,717	2017
	$44,743,431
Value Index Fund	$1,354,661	2016
	9,511,075	2017
	$10,865,736
Growth Index Fund	$885,950	2016
	2,252,765	2017
	$3,138,715
International Fund	$8,630,470	2016
	13,383,221	2017
	$22,013,691
Small Cap Fund	$31,958	2015
	2,932,855	2016
	4,358,060	2017
	$7,322,873

During the year ended December 31, 2009, the Intermediate Income Fund utilized $982,987 of capital loss carryforwards.

Certain reclassification, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital.  Reclassifications result primarily from the difference in the tax treatment of paydown gains and losses, investments in Real Estate Investment Trusts, net investment losses and sales of contributed securities.  These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present each Fund's capital accounts on a tax basis.  The following reclassifications have been made to the following Funds for the year ended December 31, 2009:

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
	Capital	Income (Loss)	Gains (Losses)
Intermediate Income Fund	$—	$132,878	$(132,878)
Core Stock Fund	—	(17,446)	17,446
Value Index Fund	—	(25,388)	25,388
Growth Index Fund	(699,073)	(391)	699,464
International Fund	—	900,689	(900,689)
Small Cap Fund	(144,982)	131,416	13,566

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2009

The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2006 through 2009) and have concluded that no provision for income tax is required in their financial statements.

8. Subsequent Events
The Funds evaluated subsequent events from December 31, 2009, the date of these financial statements, through March 1, 2010, the date these financial statements were issued and available.

On January 1, 2010, the MMA Praxis Mutual Funds launched the MMA Praxis Genesis Portfolios. The Genesis Portfolios consist of three fund of funds structured portfolios: Conservative Portfolio, Balance Portfolio and Growth Portfolio. The fund of funds structure is an investment approach that uses a strategy of holding a group of funds rather than investing directly in individual stocks, bonds or other securities. The Genesis Portfolios will invest in a combination of other MMA Praxis Mutual Funds to achieve the investment objective of each portfolio.

On January 21, 2010, the MMA Praxis Mutual Funds Fair Valuation Committee met to conduct a review of the MMA Community Development Investment (“MMA CDI”) notes held in the Funds. It was determined by the Committee that the maturity and simultaneous renewal of the MMA CDI notes held by the Core Stock, Value Index, International and Intermediate Income Funds on December 31, 2009 has changed the depth of coverage provided by holders of subordinated MMA CDI notes. In particular, the funds mentioned above have purchased notes that mature on a staggered basis on December 15th of 2011, 2012, and 2013. The notes maturing on December 15, 2013 are not supported by subordinate debt held by MMA Praxis affiliates, the longest of which matures on March 13, 2013. Based upon this review, the lack of subordinate coverage for the longest notes in the MMA Praxis Funds has resulted in the Committee discounting these notes maturing on December 15, 2013 by 9.9%. The Committee will continue to assess the credit enhancement of the MMA CDI notes and anticipates that future changes in the position of maturities of the notes held by the MMA Praxis Mutual Funds relative to maturity dates of subordinated notes may alter the recommended discount.

Report of Independent Registered Public
Accounting Firm

The Board of Trustees and Shareholders
of the MMA Praxis Mutual Funds:

We have audited the accompanying statements of assets and liabilities of the MMA Praxis Mutual Funds (comprised of the MMA Praxis Intermediate Income Fund, MMA Praxis Core Stock Fund, MMA Praxis Value Index Fund, MMA Praxis Growth Index Fund, MMA Praxis International Fund, and MMA Praxis Small Cap Fund) (collectively, the “Funds”), including the schedules of investments, as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MMA Praxis Mutual Funds at December 31, 2009, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
March 1, 2010

Additional fund information

MMA Praxis Mutual Funds
Additional fund information
December 31, 2009

Security Allocation:
The MMA Praxis Funds invested, as a percentage of net assets, in the following as of the year ended December 31, 2009.

Intermediate Income Fund
Percentage of
Security Allocation	Net Assets
Asset Backed Securities	0.2%
Collateralized Mortgage Obligations	0.2%
Commercial Mortgage Backed Securities	8.4%
Foreign Bonds	0.8%
Municipal Bonds	1.9%
Corporate Bonds	42.1%
Corporate Notes	1.0%
Interest Only Bonds	0.1%
Federal Farm Credit Bank	0.9%
Federal Home Loan Bank	3.7%
Freddie Mac	12.8%
Fannie Mae	15.3%
Government National Mortgage Assoc.	1.2%
Small Business Administration	0.2%
FDIC Guaranteed	6.1%
Mutual Funds	0.5%
Short Term Investments	4.8%
Total	100.2%

Core Stock Fund
Percentage of
Security Allocation	Net Assets
Common Stocks	96.7%
Commercial Paper	3.9%
Corporate Bonds	0.6%
Corporate Notes	1.5%
Total	102.7%

Value Index Fund
Percentage of
Security Allocation	Net Assets
Common Stocks	99.0%
Corporate Notes	1.2%
Total	100.2%

Growth Index Fund
Percentage of
Security Allocation	Net Assets
Common Stocks	98.6%
Corporate Notes	0.9%
Total	99.5%

International Fund
Percentage of
Security Allocation	Net Assets
Argentina	0.6%
Australia	3.5%
Austria	0.3%
Belgium	0.6%
Brazil	0.6%
Canada	6.7%
Cayman Islands	3.8%
Finland	0.5%
France	6.7%
Germany	8.9%
Greece	1.0%
Hong Kong	1.2%
Israel	0.3%
Japan	12.5%
Jersey	0.5%
Mexico	0.5%
Netherlands	8.5%
Norway	0.5%
Singapore	0.5%
South Korea	0.4%
Spain	2.5%
Sweden	1.8%
Switzerland	12.9%
United Kingdom	23.7%
Preferred Stock - Foreign	2.0%
Exchange Traded Fund	0.5%
Corporate Notes - Domestic	1.4%
Short Term Investments	0.0%
Total	102.9%

Small Cap Fund
Percentage of
Security Allocation	Net Assets
Common Stocks	96.5%
Corporate Notes	0.9%
Short Term Investments	4.6%
Total	102.0%

MMA Praxis Mutual Funds
Additional fund information, continued
December 31, 2009 (unaudited)

Proxy Voting:
The Adviser and Sub-Adviser are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser and Sub- Adviser use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available (i) without charge, upon request, by calling (800) 977-2947; and (ii) on the Securities and Exchange Commission’s (“Commission’s”) Web site at http://www.sec.gov.

Quarterly Portfolio Disclosure:
The Trust files a complete listing of the Schedules of portfolio investments for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s Web site, (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 977-2947. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Statement of Additional Information contains more information about the Funds and can be obtained free of charge by calling (800) 977-2947.

Dividend Received Deduction:
For corporate shareholder, the following ordinary dividends paid during the year ended December 31, 2009 qualify for the corporate dividends received deduction:

Core Stock Fund	100%
Value Index Fund	100%
Growth Index Fund	100%

MMA Praxis Mutual Funds
Additional fund information, continued
December 31, 2009 (unaudited)

Expense Comparison:
As a shareholder of the MMA Praxis Mutual Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the MMA Praxis Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

Actual Expenses:
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
Intermediate Income Fund
Class A	$1,000.00	$1,051.50	$5.00	0.97%
Class I	1,000.00	1,053.00	3.57	0.69%

Core Stock Fund
Class A	1,000.00	1,243.40	8.47	1.50%
Class I	1,000.00	1,245.60	6.14	1.09%

Value Index Fund
Class A	1,000.00	1,232.80	5.76	1.02%
Class I	1,000.00	1,232.50	4.19	0.74%

Growth Index Fund
Class A	1,000.00	1,216.50	4.44	0.79%
Class I	1,000.00	1,217.40	4.53	0.81%

International Fund
Class A	1,000.00	1,200.50	9.40	1.69%
Class I	1,000.00	1,202.70	7.62	1.37%

Small Cap Fund
Class A	1,000.00	1,198.40	7.91	1.43%
Class I	1,000.00	1,199.10	7.87	1.42%
*
Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

MMA Praxis Mutual Funds
Additional fund information, continued
December 31, 2009 (unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each MMA Praxis Mutual Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
Intermediate Income Fund
Class A	$1,000.00	$1,020.33	$4.92	0.97%
Class I	1,000.00	1,021.73	3.52	0.69%

Core Stock Fund
Class A	1,000.00	1,017.66	7.62	1.50%
Class I	1,000.00	1,019.73	5.53	1.09%

Value Index Fund
Class A	1,000.00	1,020.05	5.21	1.02%
Class I	1,000.00	1,021.45	3.79	0.74%

Growth Index Fund
Class A	1,000.00	1,021.20	4.05	0.79%
Class I	1,000.00	1,021.12	4.13	0.81%

International Fund
Class A	1,000.00	1,016.66	8.61	1.69%
Class I	1,000.00	1,018.29	6.98	1.37%

Small Cap Fund
Class A	1,000.00	1,018.01	7.27	1.43%
Class I	1,000.00	1,018.05	7.22	1.42%

*
Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

MMA Praxis Mutual Funds
Additional fund information, continued (unaudited)
December 31, 2009

Board Consideration and Approval of Advisory and Sub-advisory Agreements
Section 15(c) of the 1940 Act requires that each mutual fund’s board of trustees, including a majority of trustees who are not “interested persons” of the fund (“Independent Trustees”), annually review and approve the fund’s investment advisory and sub-advisory agreements.  At its November 16, 2009 meeting, the Funds’ Board of Trustees, which is comprised of a majority of Independent Trustees, unanimously approved the renewal of the Funds’ Advisory Agreement.  Also at its November 16, 2009 meeting, the Board approved a one-year renewal of the Sub-Advisory Agreements for the Core Stock Fund, the International Fund and the Small Cap Fund.  In this section, Advisory and Sub-Advisory Agreements are referred to as the “Agreements.”

In reaching its decision to approve the renewals, the Board considered information furnished to the Board throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings in October and November 2009.

In determining to approve the renewals, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate.

The Board’s conclusions with respect to the Agreements were based in part on the Board’s consideration of the Agreements in prior years.  The Board also observed that there is a range of investment options available to shareholders of the Funds, including a wide variety of mutual funds offered by competitors to MMA Praxis Mutual Funds, and that the Funds’ shareholders have chosen to invest in the Funds.

The Board’s decision to approve the Agreements was not based on any single factor. Each member of the Board may have weighed certain factors differently.  A discussion of factors that figured prominently in the Board’s decision to approve the Agreements is provided below.

INFORMATION FOR SHAREHOLDERS REGARDING THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT WITH MMA CAPITAL MANAGEMENT
In approving the continuation of the Investment Advisory Agreement between each of the Funds and MMA Capital Management, Inc., the Board gave weight to the following factors, among others:

Nature, Quality and Extent of Services
The Board examined the nature, quality and extent of services MMA Capital Management provides to the Funds.  Among other things, the Board considered MMA Capital Management’s experience in serving as investment manager of the Funds, including the experience of senior personnel at MMA Capital Management providing services to the Funds.  The Board also considered MMA Capital Management’s performance in fulfilling its responsibilities for overseeing the Funds’ legal and compliance environment, in overseeing the Sub-Advisers’ compliance with the Funds’ investment objectives and policies, and in implementing Board directives as they relate to the Funds.  In addition, the Board considered MMA Capital Management’s track record and experience providing portfolio management services to the Funds that do not have Sub-Advisers.  The Board also considered that MMA Capital Management is responsible for the stewardship investing screening process for the Funds, and develops and carries out shareholder advocacy on behalf of the Funds.  Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the Funds by MMA Capital Management.

Investment Performance of the Funds and MMA
In evaluating each Fund’s investment performance, the Board considered performance in light of the Fund’s investment objectives, strategies, and risks, as disclosed in the Fund’s prospectus.  The Board reviewed historical performance data for the Funds, and considered each Fund’s historical performance relative to its benchmark and peer groups.  Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board reached the following conclusions regarding the Funds that do not have Sub-Advisers:  Intermediate Income Fund:  the Fund’s gross performance exceeded its benchmark for the one-, three- and five-year periods, and was within or near the top quartile of its peer groups over those periods; Value Index Fund:  while the performance of the Fund relative to its benchmark and peer groups over the one-, three- and five-year periods was disappointing, its peer funds were not limited in their stock selection by SRI criteria and the Board noted, for example, that the Fund had outperformed its screened index for the three-year period on a gross-fee basis; Growth Index Fund:  while the Fund’s short operating history prevented long-term historical performance comparisons, the Fund’s gross performance exceeded its benchmark for the one-year period, although the Fund trailed its screened index and ranked in the third quartile of its peer groups over that period.

Costs of Services and Profitability of MMA and Affiliates
The Board then reviewed information and data regarding the costs of providing the advisory services to the Funds and the profits to be realized by MMA Capital Management and its affiliates from their relationship with the Funds.  Representatives of MMA Capital Management addressed the Board’s questions concerning guidelines for manager selection, cost allocations and compensation levels, revenue sharing arrangements and expense waivers and reimbursements.  In their review of the Funds’ total expenses, the Board considered MMA Capital Management’s fees, as well as other Fund expenses, such as transfer agent fees, custodial, legal and audit fees.  The Board also noted the effects of MMA Capital Management’s current expense waivers and expense reimbursements on fees and expense levels, as well as proposed changes to the current expense limitations.  As part of its review, the Board considered the expense ratios and profitability information by Fund compared with peer group fund expense ratios and profitability information.  In addition, the Board reviewed the fee structures and other information provided by MMA Capital Management regarding its services to other clients.  Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the Funds of the services provided to the Funds by MMA Capital Management were fair.

Economies of Scale
The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the investment advisory fee rates reflect those economies of scale for the benefit of the Funds’ shareholders.  MMA Capital Management represented to the Board that MMA Capital Management would consider appropriate breakpoints as the Funds grow in size, but that the Funds’ asset values had not yet reached levels at which economies of scale could be realized.  The Board then considered the information provided regarding the expense levels of peer group funds.  Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board  concluded that current asset levels did not warrant breakpoints at this time.

Other Benefits
The Board discussed the extent to which MMA Capital Management and its affiliates might derive other benefits, including soft dollar credits or other similar benefits from MMA Capital Management’s relationship with the Funds.  The Board noted that MMA Capital Management had voluntarily discontinued the practice of generating soft dollar credits to purchase third-party research services in 2004.  The Board also considered other potential benefits to MMA Capital Management and its affiliates from their relationship with the Funds.  Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that such benefits were not material or were reasonable in relation to the services provided.

INFORMATION FOR SHAREHOLDERS REGARDING THE RENEWAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT WITH DAVIS
In approving the continuation of the Sub-Investment Advisory Agreement between MMA Capital Management, Inc. and Davis Selected Advisers, L.P., with respect to portfolio management of MMA Praxis Core Stock Fund, the Board gave weight to the following factors, among others:

Nature, Quality and Extent of Services
The Board considered the nature, quality and extent of services Davis provides to the Core Stock Fund.  Among other things, the Board considered Davis’s experience in serving as Sub-Adviser to the Fund, including the experience of senior personnel at Davis providing portfolio management and other services to the Fund.  The Board considered Davis’s compliance capabilities, its compliance record with respect to the Core Stock Fund, and the quality of communication among MMA Capital Management, Davis and the Board.  The Board also considered Davis’s compliance with the Fund’s investment objectives and policies, and its performance in implementing Board directives as they relate to the Fund.  In addition, the Board considered Davis’s track record and experience providing portfolio management services to the Fund.  Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the Core Stock Fund by Davis.

Investment Performance of the Core Stock Fund and Davis
The Board reviewed historical performance data for the Core Stock Fund, and considered the Fund’s historical performance relative to its benchmark and peer groups.  The Board also considered the impact of SRI criteria on Fund performance.  Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, while the performance of the Fund relative to its benchmark and peer groups has been disappointing over the one- and three-year periods (Davis has served as Sub-Adviser only since January 2006), its peer funds were not limited in their stock selection by SRI criteria.  The Board also noted that the Fund’s peer group rankings and its performance against its benchmark and screened index had improved for the first three quarters of 2009.

Costs of Services and Profitability of Davis and Affiliates
The Board considered the costs of the services provided by Davis to the Core Stock Fund and the profits to be realized by Davis and its affiliates from their relationship with the Core Stock Fund.  Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the Core Stock Fund of the services provided by Davis were fair.

Economies of Scale
The Board noted that Davis’s sub-advisory fee schedule currently incorporates break-points.  The Board also acknowledged Davis’s belief that the current fee schedule anticipates economies of scale that would be realized as assets in the Core Stock Fund grow.

Other Benefits
The Board considered the extent to which Davis or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Davis’s relationship with the Core Stock Fund.  The Board noted Davis’s statement to the Board that its research analysts may take into account the research resources and execution capacity of a brokerage firm in selecting brokers, and Davis may receive certain types of research services from firms to which transactions are directed.  Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that Davis did not derive material benefits, other than its sub-advisory fees and potentially, certain research services from its relationship with the Core Stock Fund.

INFORMATION FOR SHAREHOLDERS REGARDING THE APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT WITH EVERGREEN
In approving the continuation of the Sub-Investment Advisory Agreement between MMA Capital Management, Inc. and Evergreen Investment Management Company, LLC, with respect to portfolio management of MMA Praxis International Fund, the Board gave weight to the following factors, among others:

Nature, Quality and Extent of Services
The Board considered the nature, quality and extent of services Evergreen provides to the International Fund.  Among other things, the Board considered Evergreen’s experience in serving as Sub-Adviser to the Fund, including the experience of senior personnel at Evergreen providing portfolio management and other services to the Fund.  The Board considered Evergreen’s compliance capabilities, its compliance record with respect to the International Fund, and the quality of communication among MMA Capital Management, Evergreen and the Board.  The Board also considered Evergreen’s compliance with the Fund’s investment objectives and policies, and its performance in implementing Board directives as they relate to the Fund.  In addition, the Board considered Evergreen’s track record and experience providing portfolio management services to the Fund.  Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the International Fund by Evergreen.

Investment Performance of the International Fund and Evergreen
The Board reviewed historical performance data for the International Fund, and considered the Fund’s historical performance relative to its benchmark and peer groups.  In addition, the Board considered the impact of SRI criteria on performance.  Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, while the performance of the Fund relative to its benchmark and peer groups has been disappointing over the one-, three- and five-year periods, its peer funds were not limited in their stock selection by SRI criteria.  The Board noted that this effect may be more pronounced for international stock selection.

Costs of Services and Profitability of Evergreen and Affiliates
The Board considered the costs of the services provided by Evergreen to the International Fund and the profits to be realized by Evergreen and its affiliates from their relationship with the International Fund.  Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the International Fund of the services provided by Evergreen were fair.

Economies of Scale
The Board noted that Evergreen’s sub-advisory fee schedule has breakpoints at higher asset levels.  The Board also acknowledged Evergreen’s representation that Evergreen would consider additional breakpoints as assets in the International Fund grow to levels where economies of scale would be realized.

Other Benefits
The Board considered the extent to which Evergreen or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Evergreen’s relationship with the International Fund.  Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that Evergreen did not derive material benefits, other than its sub-advisory fees and potentially, certain soft dollar arrangements, from its relationship with the International Fund.

INFORMATION FOR SHAREHOLDERS REGARDING THE RENEWAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT WITH LUTHER KING CAPITAL MANAGEMENT
In approving the continuation of the Sub-Investment Advisory Agreement between MMA Capital Management, Inc. and Luther King Capital Management, with respect to portfolio management of the MMA Praxis Small Cap Fund, the Board gave weight to the following factors, among others:

Nature, Quality and Extent of Services
The Board considered the nature, quality and extent of services Luther King Capital Management provides to the Small Cap Fund.  Among other things, the Board considered Luther King Capital Management’s experience in serving as Sub-Adviser to the Fund, including the experience of senior personnel at Luther King Capital Management providing portfolio management and other services to the Fund.  The Board considered Luther King Capital Management’s compliance capabilities, its compliance record with respect to the Small Cap Fund, and the quality of communication among MMA Capital Management, Luther King Capital Management and the Board.  The Board also considered Luther King Capital Management’s compliance with the Fund’s investment objectives and policies, and its performance in implementing Board directives as they relate to the Fund.  Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the Small Cap Fund by Luther King Capital Management.

Investment Performance of the Small Cap Fund and Luther King Capital Management
The Board reviewed historical performance data for the Small Cap Fund, and considered the Fund’s historical performance relative to its benchmark and peer groups, noting that the Fund had only one full year of performance history.  The Board also considered the impact of SRI criteria on Fund performance.  Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the Fund’s gross performance exceeded its benchmark for the one-year period, and while the Fund ranked in the third quartile against its peer groups over that period, there was a modest improvement in the peer group rankings for the first three quarters of 2009.

Costs of Services and Profitability of Luther King Capital Management and Affiliates
The Board considered the costs of the services provided by Luther King Capital Management to the Small Cap Fund and the profits to be realized by Luther King Capital Management and its affiliates from their relationship with the Small Cap Fund.  Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the Small Cap Fund of the services provided by Luther King Capital Management were fair.

Economies of Scale
The Board noted that Luther King Capital Management’s sub-advisory fee schedule does not incorporate breakpoints.   The Board also acknowledged Luther King Capital Management’s statement that the current fee schedule reflects existing economies of scale.

Other Benefits
The Board considered the extent to which Luther King Capital Management or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Luther King Capital Management’s relationship with the Small Cap Fund.  Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that Luther King Capital Management did not derive material benefits, other than its sub-advisory fees and potentially, certain soft dollar arrangements, from its relationship with the Small Cap Fund.

Management of the Trust

MMA Praxis Mutual Funds
Management of the Trust (unaudited)

Listed below is basic information regarding the Trustees and principal officers of the Trust.  The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 977-2947.

Number of
	Position with the		Portfolios in	Other
	Company, Term of		Fund Complex	Trusteeships
Name, Age and	Office and Length	Principal Occupation During	Overseen by	Held by
Address	of Time Served	the Past Five Years	Trustee	Trustee
Interested Trustees[1]

Howard L. Brenneman	Chairman and	Self-employed Consultant, Consult, Inc. (2006 -	6	N/A
1110 North Main Street	Trustee, Indefinite,	Present); President and CEO, Mennonite Mutual
Goshen, IN 46528	since 12/2/93	Aid (December 1991 - 2005)
Birth date: 3/26/40

Larry Miller	Trustee, Indefinite,	President and CEO of Mennonite Mutual Aid	6	Chair of
1110 North Main Street	since 2/19/07	(January 2007 - Present); President and CEO		Board of
Goshen, IN 46528		of Mennonite Financial Federal Credit Union		Directors of
Birth date: 8/11/49		(September 1990 - December 2006)		MMA Trust
Company
[1]	These Trustees are “interested” persons under the Investment Company Act of 1940 because of their affiliation with the Adviser.
Independent Trustees

Bruce Harder	Trustee, Indefinite,	Retired; Executive Director for Finance and	6	N/A
1110 North Main Street	since 2/11/00	Administration, Tri-Met, the Tri-County
Goshen, IN 46528		Metropolitan Transportation District of Oregon,
Birth date: 1/17/41		public transportation system for Portland, Oregon
(1986 - 2003); Chairman of the Board, Mennonite
Mutual Aid, Goshen Indiana (1997 - 2003)

Karen Klassen Harder, Ph.D.	Trustee, Indefinite,	Professor, Bluffton University (September	6	N/A
1110 North Main Street	since 12/2/93	2001 - present)
Goshen, IN 46528
Birth date: 1/22/56

R. Clair Sauder	Trustee, Indefinite,	Partner, Encore Enterprises, LLC, retail home	6	N/A
1110 North Main Street	since 6/30/02	furnishings (May 2001 - October 2008); Partner,
Goshen, IN 46528		C&D Enterprises Unlimited, commercial real
Birth date: 1/11/43		estate (1982 - present)

Donald E. Showalter, Esq.	Trustee, Indefinite,	Senior Partner, the law firm of Wharton, Aldhizer,	6	N/A
1110 North Main Street	since 12/2/93	& Weaver (June 1965 - present)
Goshen, IN 46528
Birth date: 2/23/41

Candace L. Smith	Trustee, Indefinite,	CFO MicroVest Capital Management LLC (July	6	N/A
1110 North Main Street	since 11/16/07	2005 - present); Investment Committee Member,
Goshen, IN 46528		CleanTech Fund LP (2004 - 2008); Self-
Birth date: 7/10/58		Employed Consultant (2003 - 2005); COO,
Environmental Enterprises Assistance Fund
(1999 - 2003)

Don E. Weaver	Trustee, Indefinite,	CFO, Hesston College (2006 - present); CIO,	6	N/A
1110 North Main Street	since 5/21/07	Koch Industries and Flint Hills Resources
Goshen, IN 46528		(1987 - 2006)
Birth date: 11/14/62

MMA Praxis Mutual Funds
Management of the Trust (unaudited), continued

	Position with the Company, Term of	Principal Occupation
Name, Age and Address	Office and Length of Time Served	During the Past Five Years
Officers
David C. Gautsche	President, Indefinite, since 11/17/08	Senior Vice President, Mennonite Mutual Aid (2008 -
1110 North Main Street		Present); Regional Vice President, Mennonite Mutual
Goshen, IN 46528		Aid (1999 - 2008)
Birth date: 5/26/63

Marlo J. Kauffman	Vice President, Indefinite, since 12/2/93	Financial Services Operation Manager, Mennonite
1110 North Main Street		Mutual Aid (1981 - present); President, MMA
Goshen, IN 46528		Securities, Inc. (2004 - present); OSJ Principal,
Birth Date: 9/19/56		ProEquities, Inc., a broker-dealer (1994 - Present);
Assistant Secretary, Mennonite Mutual Aid
(1990 - Present)

Trent M. Statczar	Treasurer, Indefinite, since 1/1/09	Vice President, Beacon Hill Fund Services, Inc. 2008 to
4041 N. High Street		present: Senior Vice President, Citi Fund Services
Suite 402		Ohio, Inc. from 2007 Services Ohio, Inc. from 2004 to
Columbus, OH 43214		2007.
Birthdate: 8/31/1971

George L. Stevens	Chief Compliance Officer,	Vice President, Beacon Hill Fund Services, Inc. 2008 to
4041 N. High Street	Indefinite, since 1/1/09	present: Vice President, Citi Fund Services Ohio, Inc.
Suite 402		from 2004 to 2007.
Columbus, OH 43214
Birthdate: 2/10/1951

Jay S. Fitton	Secretary, Indefinite, since 5/22/06	Assistant Vice President and Senior Counsel of
303 Broadway, Suite 900		JPMorgan Chase Bank, N.A (2000 - Present)
Cincinnati, OH 45202
Birth Date: 1/31/70

This Page intentionally left blank

This Page intentionally left blank

This Page intentionally left blank

JPMorgan Chase Bank N.A.
303 Broadway, Suite 900
Cincinnati, OH  45202

2090918

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  During the period covered by this report, no amendments were made to the provisions of the code of ethics, nor did the registrant grant any waivers, including any implicit waivers, from the provisions of the code of ethics.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  Mr. R. Clair Sauder is the registrant’s “audit committee financial expert” and is “independent”, as each term is defined in Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees.  Audit fees totaled $99,460 for the December 31, 2009 fiscal year and $99,460 for the December 31, 2008 fiscal year, including fees associated with the annual audit and filings of the registrant’s Form N-SAR.

(b) Audit-Related Fees.  There were no audit-related fees for the December 31, 2009 or December 31, 2008 fiscal years.

(c)  Tax Fees.  Tax fees totaled $18,000 for the December 31, 2009 fiscal year and $18,000 for the December 31, 2008 fiscal year and consisted of fees for tax compliance services during both years.

(d)  All Other Fees.  There were no other fees for the December 31, 2009 or December 31, 2008 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies.

(A)      Audit Services

Before an auditor is engaged by the funds to render audit services, the committee shall review and approve the engagement. (see also "delegation" below.)

(B)      Permissible Non-Audit Services

The committee shall review and approve in advance any proposal (except as set forth in (1) through (3) below) that the funds employ their auditor to render "permissible non-audit services" to the funds. (a "permissible non-audit service" is defined as a non-audit service that is not prohibited by rule 2-01(c)(4) of regulation s-x or other applicable law or regulation.) The committee shall also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds (an "adviser-affiliated service provider"), employ the funds' auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the funds. As a part of its review, the committee shall consider whether the provision of such services is consistent with the auditor's independence. (see also "delegation" below.) pre-approval by the committee of non-audit services is not required so Long as:

                  (1)           (a) with respect to the funds, the aggregate amount of all such permissible non-audit services provided to the funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the funds during the fiscal year in which the services are provided; (b) with respect to the adviser and any adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the committee) paid to the auditor by the funds, the adviser and any adviser-affiliated service provider during the fiscal year in which the services are provided;

                  (2)      such services were not recognized by the funds at the time of the engagement to be non-audit services; and

                  (3)      such services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or its delegate(s) (as defined below).

(C)      Delegation

The committee may delegate to one or more of its members ("delegates") authority to pre-approve the auditor's provision of audit services or permissible non-audit services to the funds, or the provision of non- audit services to the adviser or any adviser-affiliated service provider. Any pre-approval determination made by a delegate shall be presented to the full committee at its next meeting. The committee shall communicate any pre-approval made by it or a delegate to the fund administrator/fund accounting agent, who will ensure that the appropriate disclosure is made in the funds' periodic reports and other documents as required under the federal securities laws.

(e)(2) None of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $18,000 for both fiscal year ended December 31, 2009 and December 31, 2008.

(h) Not applicable

Item 5.  Audit Committee of Listed Registrants.

Not applicable

Item 6.  Schedule of Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable

Item 11.	Controls and Procedures.

(a)           Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   MMA Praxis Mutual Funds

By (Signature and Title)

/s/ David Gautsche
David Gautsche President

Date:  March 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Trent Statczar
Trent Statczar Treasurer

Date:  March 8, 2010

By (Signature and Title)

/s/ Trent Statczar
Trent Statczar Treasurer

Date:  March 8, 2010